UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

JOHNSON CONTROLS INTERNATIONAL PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Johnson Controls

# 2026

# Notice of Annual General Meeting and Proxy Statement

The power behind **your mission**

Cautionary Statements For Forward-Looking Information
We have made statements in this Proxy Statement that are forward-looking and therefore are subject to risks and uncertainties. All statements in this document other than statements of historical fact are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
These statements may appear throughout this Proxy Statement, including the Proxy Summary, Compensation Discussion & Analysis and Governance of the Company — Sustainability. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” and terms of similar meaning are also generally intended to identify forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking.
We caution that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond our control, that could cause our actual results to differ materially from those expressed or implied by such forward-looking statements. A detailed discussion of risks related to our business is included in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the 2025 fiscal year filed with the SEC on November 14, 2025, as supplemented by any subsequently filed Quarterly Report on Form 10-Q.
Shareholders, potential investors and others should consider these factors when evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this Proxy Statement are made only as of the date of this document, unless otherwise specified, and, except as required by law, we assume no obligation, and disclaim any obligation, to update such statements to reflect events or circumstances occurring after the date of this Proxy Statement.
Website Information
This Proxy Statement includes several website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference herein.

2026 Notice and Proxy Statement

Letter to Shareholders
Dear Fellow Shareholders,
We are pleased to report that Johnson Controls delivered strong results for shareholders in fiscal year 2025, laying the foundation for continued momentum in 2026. Our continued strategic evolution has positioned Johnson Controls as a more focused and profitable company, set to deliver greater value for our customers, colleagues and shareholders.
Ongoing Governance Enhancements and Talent Development
The Board of Directors executed our CEO succession plan in fiscal year 2025, appointing Joakim Weidemanis as Johnson Controls’ new CEO. Joakim brings a proven track record in leading global businesses, shaping product portfolios and leveraging technology. His focus on continuous improvement, driven by putting the customer first and better enabling our frontline colleagues is already energizing the organization, positioning Johnson Controls for the next phase of growth.
As part of the CEO transition process, the Board determined it was appropriate to separate the CEO and Chairman roles, further elevating our corporate governance practices and adapting our leadership model to best position Johnson Controls for long-term success.
To support our next phase of growth, we appointed Todd Grabowski as the leader of our Americas Segment, and Chris Scalia became Executive Vice President and Chief Human Resources Officer. These appointments demonstrate our commitment to developing talent and bringing in the right leadership capability to strengthen our culture and accelerate growth.
Capitalizing on a Solid Foundation with Increased Customer Focus
We believe that Johnson Controls is well positioned with market-leading franchises, differentiated field talent and advanced technological capabilities. Sustained demand and record backlog underscore the value our customers place in our solutions and the strength of our portfolio.
We see significant potential ahead, starting with a sharper focus on the customer and building a culture of continuous improvement. Across the organization — from the factory floor to the sales team — our customers’ evolving and growing requirements are at the heart of the Company’s initiatives to build an even stronger company that is more capable, focused and disciplined, executing with consistency and delivering for customers where it matters most.
At the same time, the Company is developing and implementing its new proprietary business system — rooted in proven methodologies like 80/20 and Lean, and augmented with the promise of digitization and artificial intelligence. These foundational steps will help Johnson Controls achieve market-leading performance as a faster growing and more profitable company. As this new business system standardizes how the Company operates, we are confident Johnson Controls is on a path to improve operational performance and accelerate innovation to deliver more predictable performance.
Looking Ahead to 2026
There is an exciting future ahead at Johnson Controls. The important work underway positions the Company to seize compelling growth opportunities across its domains. With 90,000 talented colleagues worldwide, we are confident in the Company’s ability to win with our customers, better enable a competitive frontline presence, and to create sustainable value for our shareholders.
Patrick Decker has, in consultation and agreement with the Board, decided not to stand for re-election at our 2026 Annual General Meeting due to personal reasons. We thank Patrick for his contributions to our Board during a critical moment in Johnson Controls’ history. The Board remains committed to ongoing refreshment and strong governance.
On behalf of the entire Johnson Controls Board, thank you for your continued support and dedication.
Sincerely,

Mark P. Vergnano	Joakim Weidemanis
Independent Chairman of the Board	Chief Executive Officer

Notice of Annual General Meeting of Shareholders

Date and Time 3:00 pm, local time March 4, 2026	Place The Merrion Hotel 24 Upper Merrion Street Dublin 2, Ireland	Record Date January 5, 2026
NOTICE IS HEREBY GIVEN that the 2026 Annual General Meeting of Shareholders of Johnson Controls International plc will be held on March 04, 2026 at The Merrion Hotel, 24 Upper Merrion Street, Dublin 2, Ireland at 3:00 pm, local time for the following purposes:
Ordinary Business
1.
By separate resolutions, to elect each of the following individuals as Directors for a period of one year, expiring at the end of the Company’s Annual General Meeting of Shareholders in 2027:

(a) Timothy M. Archer	(b) Jean Blackwell	(c) Pierre Cohade
(d) W. Roy Dunbar	(e) Gretchen R. Haggerty	(f) Ayesha Khanna
(g) Seetarama (Swamy) Kotagiri	(h) Jürgen Tinggren	(i) Mark Vergnano
(j) Joakim Weidemanis	(k) John D. Young

2.
To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company and to authorize the Audit Committee of the Board of Directors to set the auditors’ remuneration.

Special Business
3.
To authorize the Company and/or any subsidiary of the Company to make market purchases of Company shares.

4.
To determine the price range at which the Company can re-allot shares that it holds as treasury shares (special resolution).

5.
To approve, in a non-binding advisory vote, the compensation of the named executive officers.

6.
To approve the Directors’ authority to allot shares up to approximately 20% of issued share capital.

7.
To approve the waiver of statutory pre-emption rights with respect to up to 20% of issued share capital (special resolution).

8.
To act on such other business as may properly come before the meeting or any adjournment thereof.

This notice of Annual General Meeting and Proxy Statement and the enclosed proxy card are first being sent on or about January 16, 2026 to each holder of record of the Company’s ordinary shares at the close of business on January 5, 2026. The record date for the entitlement to vote at the Annual General Meeting is January 5, 2026 and only registered shareholders of record on such date are entitled to notice of, and to attend and vote at, the Annual General Meeting and any adjournment or postponement thereof. During the meeting, management will also present the Company’s Irish Statutory Accounts for the fiscal year ended September 30, 2025. Whether or not you plan to attend the meeting, please complete, sign, date and

2026 Notice and Proxy Statement

return the enclosed proxy card to ensure that your shares are represented at the meeting. Shareholders of record who attend the meeting may vote their shares personally, even though they have sent in proxies. In addition to the above resolutions, the business of the Annual General Meeting shall include, prior to the proposal of the above resolutions, the consideration of the Company’s statutory financial statements and the report of the Directors and of the statutory auditors and a review by the shareholders of the Company’s affairs.
Your vote is important and we encourage you to submit your proxy as soon as possible so that your shares will be represented at the meeting. This can be done in advance of the Annual General Meeting by availing of one of the voting options detailed in the accompanying Proxy Statement. In addition, details of the business to be presented at the meeting can also be found in the accompanying Proxy Statement.
This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 are available to shareholders at www.proxyvote.com and are also available in the Investor Relations section of our website at http://investors.johnsoncontrols.com. The Company’s Irish Statutory Accounts will also be available at those locations at least 21 days before the date of the Annual General Meeting.
By Order of the Board of Directors,
John Donofrio
Executive Vice President and General Counsel
January 16, 2026
PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. THE PROXY IS REVOCABLE AND IT WILL NOT BE USED IF YOU: GIVE WRITTEN NOTICE OF REVOCATION TO THE PROXY PRIOR TO THE VOTE TO BE TAKEN AT THE MEETING; SUBMIT A LATER-DATED PROXY; OR ATTEND AND VOTE PERSONALLY AT THE MEETING.
ANY SHAREHOLDER ENTITLED TO ATTEND AND VOTE AT THE MEETING MAY APPOINT ONE OR MORE PROXIES USING THE ENCLOSED PROXY CARD (OR THE FORM IN SECTION 184 OF THE COMPANIES ACT 2014) TO ATTEND, SPEAK AND VOTE ON THAT SHAREHOLDER’S BEHALF. THE PROXY NEED NOT BE A SHAREHOLDER. PROXIES MAY BE APPOINTED VIA THE INTERNET OR PHONE IN THE MANNER SET OUT IN THE ENCLOSED PROXY CARD. ALTERNATIVELY, THEY MAY BE APPOINTED BY DEPOSITING THE ENCLOSED PROXY CARD (OR OTHER VALID SIGNED INSTRUMENT OF PROXY) WITH JOHNSON CONTROLS INTERNATIONAL PLC, C/O BROADRIDGE, 51 MERCEDES WAY, EDGEWOOD, NY 11717 BY 5:00 P.M., EASTERN STANDARD TIME, ON MARCH 3, 2026 (WHICH WILL THEN BE FORWARDED TO JOHNSON CONTROLS INTERNATIONAL PLC’S REGISTERED ADDRESS ELECTRONICALLY) OR WITH JOHNSON CONTROLS INTERNATIONAL PLC, ONE ALBERT QUAY, CORK, IRELAND T12 X8N6 BY 5:00 P.M. LOCAL TIME ON MARCH 3, 2026. IF YOU WISH TO APPOINT A PERSON OTHER THAN THE INDIVIDUAL SPECIFIED IN THE ENCLOSED PROXY CARD, PLEASE CONTACT OUR COMPANY SECRETARY AND ALSO NOTE THAT YOUR NOMINATED PROXY MUST ATTEND THE MEETING IN PERSON IN ORDER FOR YOUR VOTES TO BE CAST.

2026 Notice and Proxy Statement

Unless we have indicated otherwise in this Proxy Statement, references to the “Company,” “Johnson Controls,” “we,” “us,” “our” and similar terms refer to Johnson Controls International plc and its consolidated subsidiaries.

2026 Notice and Proxy Statement      i

Proxy Summary
This proxy summary is intended to provide a broad overview of our 2025 performance, corporate governance and compensation highlights. As this is only a summary, we encourage you to read the entire Proxy Statement for more information prior to voting.
Annual General Meeting of Shareholders

Date and Time 3:00 pm, local time March 4, 2026	Place The Merrion Hotel 24 Upper Merrion Street Dublin 2, Ireland	Record Date January 5, 2026
Admission. All shareholders are invited to attend. Registration will occur on the day of the meeting. Your vote is important and we encourage you to submit your proxy as soon as possible so that your shares will be represented at the meeting. This can be done in advance of the Annual General Meeting by availing of one of the voting options detailed in this Proxy Statement. In addition, details of the business to be presented at the meeting can also be found in this Proxy Statement.
Meeting Agenda and Voting Matters

Proposal		Board’s Voting Recommendation	Page Reference
No. 1	Election of Directors	✓ FOR (each nominee)	p. 8
No. 2	Ratify appointment of independent auditors and authorize Audit Committee to set auditors’ remuneration	✓ FOR (both 2(a) and 2(b))	p. 14
No. 3	Authorize market purchases of Company shares by the Company and/or any subsidiary	✓ FOR	p. 17
No. 4	Determine the price range to re-allot treasury shares	✓ FOR	p. 18
No. 5	Advisory vote to approve executive compensation	✓ FOR	p. 19
No. 6	Approve the allotment of up to 20% of issued share capital	✓ FOR	p. 20
No. 7	Approve the waiver of statutory pre-emption rights	✓ FOR	p. 21

2026 Notice and Proxy Statement      1

Fiscal Year 2025 In Review
In fiscal 2025, we continued to demonstrate our leadership in capturing evolving opportunities in markets demanding innovative, energy-efficient and mission critical solutions. At the same time, we laid a foundation to drive the achievement of market-leading growth and profitability.
Fostering Continuous Improvement
•
Introduced our proprietary business system aimed at improving operational performance and accelerating innovation that wins and retains customers through differentiated products, services, and exceptional experiences. Our system is built on three pillars:

◦
Simplifying by applying 80/20 principles to focus on what matters most;

◦
Accelerating lean methodology to execute faster with greater efficiencies; and

◦
Scaling improvements by leveraging digital and AI approaches to amplify impact across the enterprise.

Advancing our Data Cooling Center Strategy
•
Strengthened our leadership in advanced thermal management as AI-driven demand for high-density data centers pushes cooling technology to new limits. This year’s successful launch of our coolant distribution unit marked a major milestone in our differentiated data cooling center strategy. Together with YVAM magnetic bearing chillers, absorption chillers and our strategic investment in Accelsius, we now offer a comprehensive, integrated portfolio that spans the full thermal management spectrum from chip to ambient, covering the entire heat capture, removal and regeneration cycle.

Emphasizing Customer-Centricity
•
Amplified our focus on operational discipline and customer-centricity, strengthening our differentiated, commercially advantaged service capabilities. These embedded efficiencies and relationships support our customers in thermal management, decarbonization, digital solutions and mission-critical environments. Our global direct service operations continue to deliver consistent, high-quality support to customers over the life cycle in mission critical verticals such as data centers, advanced manufacturing, life sciences, major hospitals and university research centers.

1 From continuing operations
* See Annex A to this Proxy Statement for a reconciliation of adjusted EPS from continuing operations and organic revenue to our results for the most directly comparable financial measure as reported under GAAP in the United States.

2      2026 Notice and Proxy Statement

Sustainability Leadership
At Johnson Controls, as the global leader in smart, healthy, and sustainable buildings, we’re helping organizations harness the power of decarbonization to drive growth, resilience, and energy efficiency. We view sustainability as a catalyst for innovation, leveraging the trifecta of efficiency, electrification, and digitalization to significantly reduce carbon emissions and operational costs for our customers and within our own operations.
Our focus on sustainability is at the core of everything we do, informing our strategy, customer service, and corporate citizenship.

Our 2025 highlights include:
•
We continued to deliver energy-efficiency and cost savings for customers, resulting in over 41 million metric tons of CO2e and $9 billion in operating costs saved since 2000.

•
We are proud to have achieved and exceeded our 2025 sustainability commitments ahead of schedule. By the end of fiscal 2024, we achieved reductions to our greenhouse gas intensity, energy intensity, and recordable safety incidents, significantly exceeding our 2025 targets.

•
Our heat pumps will provide green heat to around 15,000 homes in the city of Zurich. Starting operations in 2027, the heat pumps will extract low-temperature heat from the flue gas of a large waste-to-energy facility, significantly raising the plant’s efficiency. The solution is one of the largest in Europe to use the zero-Global Warming Potential (GWP) refrigerant ammonia in a heat pump application on this scale.

•
In 2025, we expanded the availability of our leading YORK® range of YVAM air-cooled magnetic bearing chillers for data centers. The chillers are engineered specifically for hyperscale and AI-intensive data centers, using 40% less energy annually compared to other available solutions, and consume zero on-site water while operating at low noise levels.

•
As of 2025, more than 3,000 students have participated in our BEST Technical Development Program, a three-month global onboarding and career development program that gives participants a chance to apply their technical engineering knowledge and business acumen to work with customers. It delivers a 3:1 return on investment by reducing attrition, accelerating readiness, and increasing engagement.

•
Thanks to the passion and active engagement of our employees, we have achieved our commitment to reach 2 million cumulative hours of volunteering, ahead of schedule.

•
We are honored to be recognized for our ongoing innovation and leadership:

◦
2025 CDP Climate Change ‘A List’

◦
2025 Fortune Change the World list for breakthrough innovation in data center cooling solutions

◦
2025 World’s Most Ethical Companies by Ethisphere, one of just five companies to make this list 18 times

◦
2025 Corporate Knights Clean 200, our 10th consecutive year on the list

◦
Empire Technology Prize 2025 finalist

◦
Forbes America’s Best Employers for Company Culture 2025

◦
Financial Times Climate Leaders 2025

◦
Sustainalytics Top Rated 2025 List

2026 Notice and Proxy Statement      3

Our Director Nominees
Our Board has a wide range of experiences and backgrounds. We believe that a broad mix of directors — bringing varied skills, expertise, and perspectives — is essential to fulfilling the Board’s oversight responsibilities effectively.

4      2026 Notice and Proxy Statement

We are asking you to vote FOR all the Director nominees listed below. All current Directors attended at least 75% of the Board and committee meetings on which he or she sits during fiscal year 2025. Detailed information regarding these individuals is set forth in this Proxy Summary and under Proposal Number One. The Governance and Sustainability Committee and the Board believe that the qualifications, skills, experience and attributes set forth in this Proxy Statement for all individuals nominated for election support the conclusion that these individuals are qualified to serve as Directors and collectively possess a variety of skills, professional experience, and personal backgrounds that align with our needs and allow our Board to effectively oversee our business.
Summary information on our Director nominees is set forth below.
					Current Committee Membership
Nominee	Age	Director Since	Principal Occupation	Independent	AC	CC	EC	GC
Timothy M. Archer	58	2024	President and Chief Executive Officer of Lam Research Corporation	✓		✓
Jean Blackwell	71	2018	Retired Executive Vice President & Chief Financial Officer of Cummins Inc.	✓			✓	Chair
Pierre Cohade	64	2018	Former Chief Executive Officer of Triangle Tyre Co. Ltd.	✓	✓
W. Roy Dunbar	64	2017	Retired Chief Executive Officer and Chairman of Network Solutions	✓				✓
Gretchen R. Haggerty	70	2018	Retired Executive Vice President & Chief Financial Officer of United States Steel Corporation	✓	Chair		✓
Ayesha Khanna	52	2023	Co-Founder and Chief Executive Officer of Addo	✓				✓
Seetarama (Swamy) Kotagiri	57	2024	Chief Executive Officer of Magna International Inc.	✓	✓
Jürgen Tinggren	67	2014	Retired Chief Executive Officer and Director of Schindler Group	✓				✓
Mark Vergnano*	67	2016	Retired Chief Executive Officer and Chairman of The Chemours Company	✓		✓	Chair
Joakim Weidemanis	56	2025	Chief Executive Officer of Johnson Controls International plc				✓
John D. Young	61	2017	Retired Chief Business Officer, Pfizer Inc.	✓		Chair	✓
AC = Audit Committee	EC = Executive Committee
CC = Compensation and Talent Development Committee	GC = Governance and Sustainability Committee
* Board Chair

2026 Notice and Proxy Statement      5

Corporate Governance Snapshot
We are committed to maintaining robust governance practices and a strong ethical culture that benefits the long-term interests of our shareholders. We, with the oversight of our Board, regularly review, update, and enhance our corporate governance practices and compliance and training programs, as appropriate, in light of shareholder interests, changes in applicable laws, regulations, and stock exchange requirements, and the evolving needs of our business. Our corporate governance and compliance practices include:
Director Independence & Board Leadership	• 10 of 11 Director nominees are independent • 3 fully independent Board committees • Independent Board Chair • Independent Directors regularly meet in executive session
Board and Committee Self Evaluations	• Annual Board and committee self-assessments • Board Chair or the Chair of the Governance and Sustainability Committee consult with each Director, supplementing formal evaluations
Tenure
•
Balance of new and experienced Directors. 36% of Director nominees have tenures of less than 5 years, and the average tenure is ~6 years

•
Director retirement policy states that Directors may not stand for reelection after age 75 and does not permit waivers or exceptions

Best Practices
•
Active shareholder engagement

•
Absolute majority voting for Directors in uncontested elections

•
A comprehensive anti-hedging and anti-pledging policy is in place under our Insider Trading Policy

•
Clawback policy providing for the mandatory recoupment of incentive compensation for financial restatements, discretionary recoupment of incentive-based and equity compensation for misconduct that has the potential to cause material reputational harm, and discretionary recoupment of certain compensation from culpable individuals in certain circumstances

•
Maintain an equity award grant policy establishing standard, predetermined equity grant practices to avoid any actual or perceived market timing of equity awards

•
No shareholder rights plan or poison pill

Risk Oversight
•
Risk oversight by the Board and its committees

•
Board and committee oversight of sustainability and other environmental, social, and governance matters

•
Board and committee oversight of cybersecurity and AI

Share Ownership Requirements	• Robust executive share ownership requirements (6x of base salary for the CEO, 3x base salary for all other NEOs) • Robust Director share ownership requirements (5x of annual retainer)
Our Board has adopted Corporate Governance Guidelines, a Code of Ethics, and charters for our Governance and Sustainability Committee, Audit Committee, Compensation and Talent Development Committee, and Executive Committee. These documents will assist the Board in exercising its responsibilities and serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Ethics in the “Corporate Governance” section of the “Investor Relations” page of our website.

6      2026 Notice and Proxy Statement

Executive Compensation Highlights
Proposal Number Five is our annual advisory vote on the Company’s executive compensation philosophy and program. Detailed information regarding these matters is included under the heading “Compensation Discussion & Analysis,” and we urge you to read it in its entirety. Our compensation philosophy and structure for executive officers remains dedicated to the concept of paying for performance and continues to be heavily weighted with performance-based awards.
Pay-for-performance
•
Set the majority of compensation as variable and at-risk

•
Tie incentives to performance against financial, operational, strategic, and individual goals

•
Use quantifiable and measurable performance metrics and goals that are clearly disclosed

•
Provide significant upside and downside potential for superior and low performance

Target pay appropriately	• Conduct competitive market-based total compensation benchmark analysis against similarly sized industrial companies for comparable positions
Align interests with our stakeholders
•
Design programs that discourage unnecessary or excessive risk-taking

•
Cap payout opportunities under the incentive plans

•
Require minimum vesting periods for equity awards

•
Reward long-term financial results that drive value creation through a balanced equity mix

•
Operate meaningful share ownership guidelines

•
Maintain a pay recoupment (i.e., clawback) policy that exceeds regulatory requirements

•
Maintain an equity award grant policy establishing standard, predetermined equity grant practices

•
Prohibit insider trading, hedging, and pledging of Company stock

•
Engage with shareholders on executive compensation matters

•
Engage an independent compensation consultant to provide analysis and advice

•
Conduct an annual say-on-pay vote

Avoid poor governance practices
•
No tax gross-ups on any change-in-control benefits

•
No single-trigger accelerated vesting on a change-in-control (double-trigger provisions)

•
No discounting, reloading, or re-pricing of share options without shareholder approval

•
No guaranteed compensation or guaranteed increases

•
No excessive perquisites

•
No employment agreements with executive officers, except where legally required, in which case they follow market norms

•
No dividends paid on unvested restricted share units or performance share units until such awards vest

2026 Notice and Proxy Statement      7

Agenda Items
PROPOSAL NUMBER ONE
Election of Directors
This proxy summary is intended to provide a broad overview of our 2025 performance, corporate governance, and compensation highlights. As this is only a summary, we encourage you to read the entire Proxy Statement for more information prior to voting.
Timothy M. Archer, Age 58 Director Since: March 2024 Independent: Yes Committee: Compensation Other Public Directorships: Lam Research Corporation
Reason for Nomination
•
Extensive experience in the technology industry throughout his career, including in his current role as CEO of Lam Research.

•
Experience leveraging digital technology to enable and drive service growth through a mix of equipment and software.

•
Experience in driving growth in an evolving and increasingly complex industry driven by technology and innovation.

•
Experience in leading a global manufacturing, service and technology company.

•
Experience in establishing and driving Lam’s sustainability initiatives, including setting renewable energy and net zero targets.

•
Experience in leading complex transactions, including mergers and acquisitions.

Professional Experience and Background
•
President and Chief Executive Officer of Lam Research Corporation, a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry, since December 2018.

•
Previously served as President and Chief Operating Officer from January 2018 until December 2018 and Executive Vice President, Chief Operating Officer from 2012 until 2018.

•
Spent 18 years at Novellus Systems, Inc., a manufacturer of equipment used in the fabrication of integrated circuits, in various technology development and business leadership roles, including most recently as Chief Operating Officer from 2011 to 2012.

•
Began his career in 1989 at Tektronix, where he was responsible for process development for high-speed bipolar integrated circuits.

•
Currently serves on the International Board of Directors for SEMI, the global industry association representing the electronics manufacturing and design supply chain.

8      2026 Notice and Proxy Statement

Jean Blackwell, Age 71 Director Since: June 2018 Independent: Yes Committees: Governance, Executive Other Public Directorships: Ingevity Corporation
Reason for Nomination
•
Extensive experience as a global business leader, including serving as the CFO of Cummins Inc.

•
Significant board leadership experience through her service as board chair and chair of multiple committees at other public companies.

•
Extensive experience with public policy and sustainability topics through service as CEO of the Cummins Foundation and Executive Vice President of Corporate Responsibility for Cummins Inc.

•
Deep financial acumen as CFO and a senior finance leader in the industrial sector.

•
Significant knowledge of the global marketplace gained from her business experience and background.

Professional Experience:
•
Served as Chief Executive Officer of Cummins Foundation and Executive Vice President, Corporate Responsibility, of Cummins Inc., a global power leader that designs, manufactures, distributes and services diesel and natural gas engines and engine-related component products, from March 2008 until her retirement in March 2013.

•
Served as Cummins’ Executive Vice President and Chief Financial Officer from 2003 to 2008, Vice President, Cummins Business Services from 2001 to 2003, Vice President, Human Resources from 1998 to 2001, and Vice President and General Counsel from 1997 to 1998.

•
Served as a partner at the law firm of Bose McKinney & Evans LLP from 1984 to 1991.

•
Served in state government, including as Executive Director of the Indiana State Lottery Commission and State of Indiana Budget Director.

•
Currently serves as a Director of Ingevity Corporation, a leading global manufacturer of specialty chemicals and high-performance carbon materials.

•
Previously served as a Director of Celanese Corporation, a global technology and specialty materials company, from 2014 until 2024 and Essendant Inc., a leading national wholesale distributor of business products, from 2007 to 2018.

Pierre Cohade, Age 64 Director Since: December 2018 Independent: Yes Committee: Audit Other Public Directorships: CEAT Ltd.
Reason for Nomination
•
Significant experience in several senior global positions, with extensive experience and expertise in China.

•
Experience in overseeing manufacturing and operations in China at The Goodyear Tire & Rubber Company and Triangle Tyre.

•
Experience engaging with regulators and governments on public policy issues in Asia.

•
Experience leading corporate responsibility initiatives at Goodyear Tire & Rubber Company and Triangle Tyre.

•
Experience leading large business units at The Goodyear Tire & Rubber Company, Danone SA, and Eastman Kodak Co.

Professional Experience:
•
Served as the Chief Executive Officer of Triangle Tyre, China’s largest private tire manufacturer, from 2015 to 2016.

•
Served as Senior Advisor at ChinaVest, Wells Fargo’s investment banking affiliate in China, from 2013 until 2015.

•
Served as the President, Asia Pacific, of The Goodyear Tire & Rubber Company from 2004 to 2011.

•
Served as the Division Executive Vice President of the Global Water and Beverage division of Danone SA from 2003 until 2004.

•
Served in roles of increasing responsibility at Eastman Kodak Co. from 1985 until 2002, ultimately serving as the Chairman of Kodak’s Europe, Africa, Middle East, and Russia Region.

•
Currently serves as a director of CEAT Ltd., one of India’s leading tire manufacturers, and Eurofor Group, a manufacturer and distributor of drilling machines and equipment.

•
Previously served as a director of Acorn International Inc., a leading marketing and branding company in China focused on content creation, distribution, and product sales through digital media, from 2017 to 2021, and Deutsche Bank China from 2017 to 2023.

2026 Notice and Proxy Statement      9

W. Roy Dunbar, Age 64 Director Since: June 2017 Independent: Yes Committee: Governance Other Public Directorships: Duke Energy Corporation McKesson Corporation SiteOne Landscape Supplies
Reason for Nomination:
•
Career-spanning depth of experience across numerous disciplines including healthcare, information technology, payments, insurance and renewable energy.

•
Experience in global leadership and service as a director of companies across multiple sectors.

•
Experience in leading innovation through information technology at MasterCard and Eli Lilly, including managing cybersecurity risk.

•
Significant experience as a leader and director across the US and international markets.

Professional Experience:
•
Served as Chairman of the Board of Network Solutions, a technology company and web service provider, and was the Chief Executive Officer from January 2008 until October 2009.

•
Served as the President of Global Technology and Operations for MasterCard Incorporated from September 2004 until January 2008.

•
Served in various positions at Eli Lilly and Company for 14 years, including President of Intercontinental Operations, and earlier as Chief Information Officer.

•
Currently serves as a director of Duke Energy Corporation, one of America’s largest energy holding companies, McKesson Corporation, a national wholesale distributor of pharmaceuticals and SiteOne Landscape Supply, Inc., a national wholesale distributor of landscape supplies.

•
Previously served as Director of Humana, Inc., Lexmark International and iGate.

Gretchen R. Haggerty, Age 70 Director Since: March 2018 Independent: Yes Committees: Audit, Executive Other Public Directorships: Teleflex Corporation Atmus Filtration Technologies, Inc.
Reason for Nomination:
•
Deep financial acumen as CFO and senior finance leader in steel and energy industries.

•
Financial oversight experience as a director on the audit committee of multiple companies.

•
Experience serving on the board of directors of multiple international companies.

•
Significant knowledge of the global marketplace gained from her business experience and background.

•
Experience leading global teams.

Professional Experience:
•
Had a 37-year career with United States Steel Corporation, an integrated global steel producer, and its predecessor, USX Corporation.

•
Served as Executive Vice President & Chief Financial Officer and served as Chairman of the U.S. Steel & Carnegie Pension Fund and its Investment Committee from March 2003 until her retirement.

•
Served in various financial executive positions at U.S. Steel and USX, beginning in November 1991 when she became Vice President & Treasurer.

•
Currently serves as a Director of Teleflex Corporation, a global provider of medical technology products and Atmus Filtration Technologies, a leading provider of filtration products for on-highway commercial vehicles and off-highway agriculture, construction, mining and power generation vehicles and equipment.

•
Previously served as a Director of USG Corporation, a leading manufacturer of building materials.

10      2026 Notice and Proxy Statement

Dr. Ayesha Khanna, Age 52 Director Since: March 2023 Independent: Yes Committee: Governance Other Public Directorships: None
Reason for Nomination:
•
Extensive experience in enterprise information technology, data and artificial intelligence strategy, implementation and risk, including deep, focused expertise on artificial intelligence and smart cities.

•
Deep understanding of risk management related to the emerging impacts of accelerating technologies, including cybersecurity, data privacy, artificial intelligence, and compliance.

•
Public policy experience advising governments on artificial intelligence and smart cities and through membership in organizations such as the World Economic Forum’s Global Future Councils and the Singapore Infocomm Media Authority.

•
Executive leadership experience in founding and leading Addo.

•
Experience leading global teams.

Professional Experience:
•
Co-founder and CEO of Addo AI, a privately held artificial intelligence firm with a focus on smart cities, a position she has held since 2017.

•
Served as the Chief Executive Officer of The Keys Global, an education hub for students in coding, robotics, 3D printing and other new technologies, from 2015 until 2016.

•
Served as Co-Founder and Director of Hybrid Reality Institute, a research and advisory group established to analyze the social impact of accelerating technologies, from 2010 to 2014.

•
Spent more than a decade on Wall Street developing large-scale trading, risk management and data analytics systems.

•
Currently serves as the Director of Neom Tonomous, a subsidiary of Neom, responsible for delivering the cognitive infrastructure for the $500 billion smart city under development in Saudi Arabia.

•
Founder and Chair of 21st Century Girls (21C Girls), a charity delivering free coding, artificial intelligence and AI classes for girls in Singapore.

•
Previously, a director of Aveva, a publicly traded multinational engineering and industrial software solutions provider.

•
Has a PhD in Information Systems and Innovation from the London School of Economics and Political Science and has been a strategic advisor on AI, smart cities and fintech to corporations and governments

Seetarama (Swamy) Kotagiri, Age 57 Director Since: March 2024 Independent: Yes Committee: Compensation Other Public Directorships: Magna International Inc.
Reason for Nomination:
•
Deep understanding of technological transformation and innovation from his experience in leading Magna.

•
Significant knowledge of an industry characterized by technological and product transformation driven by digital and other emerging technologies.

•
Significant operational knowledge and experience gained through service as CEO of Magna and leading multiple segments and businesses.

•
Decades of experience leading global teams and adapting to macro-economic trends.

•
Significant experience driving Magna’s sustainability initiatives, including establishing emissions reduction targets and a net zero commitment.

•
Experience in leading large acquisitions and driving organic growth.

Professional Experience:
•
CEO of Magna International, one of the largest suppliers in the automotive space, since 2021.

•
Held a variety of roles of increasing responsibility at Magna International from 1999 until his appointment as Chief Executive Officer, including President, Magna International, President, Magna Power and Vision, and Executive Vice President and Chief Technology Officer.

•
Oversaw several of Magna’s segments and businesses, including serving as President, Magna Powertrain and President, Magna Electronics.

•
Holds over 12 patents in automotive product and process design.

2026 Notice and Proxy Statement      11

Jürgen Tinggren, Age 67 Director Since: March 2014 Independent: Yes Committees: Governance, Executive Other Public Directorships: N.V. Bekaert S.A.
Reason for Nomination
•
Extensive business experience as CEO and board member of leading global companies.

•
Deep understanding of building services, industrial products and installation and service businesses.

•
Experience as a senior executive of European, U.S. and Asia-based organizations, with a deep understanding of international markets.

•
Understanding of digital businesses from his tenure as director of OpenText.

•
Significant experience with mergers and acquisitions.

•
Experience leading global teams as CEO of Schindler.

•
Deep financial understanding as CEO of Schindler.

Professional Experience:
•
Served as the Chief Executive Officer of the Schindler Group, a global provider of elevators, escalators and related services, from 2007 until December 2013 and was a member of the Board of Directors of Schindler from March 2014 to 2016.

•
Served in a variety of roles at Schindler, joining the Group Executive Committee of Schindler in April 1997, initially responsible for Europe and thereafter for the Asia/Pacific region, followed by Technology and Strategic Procurement.

•
Serves as Chairman and head of the Nomination and Governance Committee of N.V. Bekaert S.A., a Belgian-based supplier of steel cord products for tire reinforcement and other specialty steel wire products.

•
Previously served as a Director of the Sika AG Group from 2014 to 2018 and a director and Audit Committee member of OpenText Corporation from 2017 to 2020.

Mark Vergnano, Age 67 Director Since: September 2016 Independent: Yes Committee: Compensation Other Public Directorships: Waters Corporation
Reason for Nomination:
•
Extensive global business experience as an executive and CEO of Chemours and DuPont.

•
Deep understanding of the operations, global sales, and marketing in both the chemical and industrial sectors.

•
Experience leading global teams as CEO of Chemours and in managing a variety of functions and business units at DuPont.

•
Experience developing and driving DuPont’s government affairs, public policy and corporate social responsibility strategies.

•
Deep financial understanding as CEO of Chemours.

Professional Experience:
•
Served as the Chairman of the Board of The Chemours Company, a titanium technology, fluoroproducts, and chemical solutions producer, from July 2021 until his retirement in April 2022.

•
Served as the President and Chief Executive Officer of Chemours from July 2015 to July 2021.

•
Served as Executive Vice President, E. I. du Pont de Nemours and Company from 2009 to June 2015.

•
While at DuPont, served as Group Vice President — Safety & Protection from 2006 to 2009, Vice President and General Manager — DuPont Surfaces and Building Innovations from 2005 to 2006 and Vice President and General Manager — DuPont Nonwovens from 2003 to 2005.

•
Joined DuPont in 1980 as a process engineer and held a variety of manufacturing, technical and management assignments throughout multiple global locations.

•
Currently a director of Waters Corporation, a specialty measurement company.

•
Previously served as Chairman of the Board of Directors for the National Safety Council, and the American Chemistry Council and the Future of Stem Scholars Initiative.

•
Founding Chair of the Vergnano Institute for Impact at the University of Connecticut.

12      2026 Notice and Proxy Statement

Joakim Weidemanis, Age 56 Director Since: March 2025 Independent: No Committee: Executive Other Public Directorships: None
Reason for Nomination:
•
Substantial experience leading global technology and service-driven businesses.

•
Extensive experience scaling global companies from a foundation of customer orientation, innovation and efficiency.

•
Experience in driving business growth organically and inorganically.

•
Experience in shaping product portfolios and leveraging technology to drive financial performance.

•
Experience as an operational leader in a variety of businesses, regions and markets

•
Experience leading global teams.

Professional Experience:
•
Became our Chief Executive Officer in March 2025.

•
Served as Executive Vice President of Danaher Corporation, a global science and technology company, from 2017 until 2024.

•
Most recently responsible for Danaher’s Diagnostics group of businesses, as well as all of Danaher’s operations in China.

•
Previously, responsible for the Product ID and Water Quality groups of businesses at Danaher.

•
Held various management positions within Danaher from 2011 until 2017.

•
Served as Head of Product Inspection Division of Mettler Toledo from 2005 until 2011.

•
Served in various operating and corporate development roles at ABB Ltd. from 1995 until 2005.

John D. Young, Age 61 Director Since: December 2017 Independent: Yes Committee: Compensation Other Public Directorships: Novartis AG
Reason for Nomination:
•
Extensive experience as a business leader with 30 years of experience with Pfizer.

•
Specialized expertise in developing healthcare solutions in a variety of medical disciplines, utilizing technology and innovation.

•
Experience in corporate social responsibility as a member of the Board of the Pfizer Foundation and his role in overseeing Pfizer’s sustainability strategy and commitments.

•
Experience leading large business units at Pfizer.

•
Significant experience in a number of senior global positions at Pfizer.

Professional Experience:
•
Served as the Chief Business Officer of Pfizer Inc. from January 2019 until December 2021 and Special Advisor to the CEO from January 2022 until his retirement in July 2022.

•
Served as Group President of Pfizer Innovative Health from January 2018 to December 2018

•
Served as Group President, Pfizer Essential Health from June 2016 to January 2018.

•
Held various other roles at Pfizer, including Group President, Global Established Pharma Business from January 2014 until June 2016 and President and General Manager, Pfizer Primary Care from June 2012 until December 2013.

•
Served as Pfizer’s Primary Care Business Unit’s Regional President for Europe and Canada from 2009 until June 2012 and U.K. Country Manager from 2007 until 2009.

•
Currently a director of Novartis AG, a multinational company specializing in the research, development, manufacturing and marketing of innovative pharmaceuticals and generic medicines.

•
Previously a director of Arvinas, Inc., a clinical-stage biopharmaceutical company.

Election of each Director requires an affirmative vote of a majority of the votes properly cast by the holders of ordinary shares represented at the Annual General Meeting in person or by proxy. Each Director’s election is the subject of a separate resolution, and shareholders are entitled to one vote per share for each separate Director election resolution.
The Board unanimously recommends that shareholders vote FOR the election of each nominee for Director to serve until the completion of the next Annual General Meeting.

2026 Notice and Proxy Statement      13

PROPOSAL NUMBER TWO
Appointment of Auditors and Authority to Set Remuneration
PricewaterhouseCoopers LLP (“PwC”) served as our independent auditors for the fiscal year ended September 30, 2025. The Audit Committee has selected and appointed PwC to audit our financial statements for the fiscal year ending September 30, 2026. The Board, upon the recommendation of the Audit Committee, is asking our shareholders to ratify the appointment of PwC as our independent auditors for the fiscal year ending September 30, 2026, and to authorize the Audit Committee of the Board of Directors to set the independent auditors’ remuneration. Although approval is not required by our Memorandum and Articles of Association or otherwise, the Board is submitting the selection of PwC to our shareholders for ratification because we value our shareholders’ views on the Company’s independent auditors. If the appointment of PwC is not approved by shareholders, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the appointment is approved, the Audit Committee, in its discretion, may select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.
How We Select Our Auditor. The Audit Committee considers many factors when appointing our independent auditor, including the quality of the independent audit firm and overall audit process, the reasonableness of audit fees, cultural fit and business acumen and the potential for disruption in our business due to the loss of cumulative institutional knowledge possessed by our current auditor. When the mandated rotation of PwC’s lead engagement partner occurs, the Audit Committee oversees and is directly involved in the selection of PwC’s new lead engagement partner. The members of the Audit Committee and the Board believe that the continued retention of PwC to serve as our independent auditor is in our and our shareholders’ best interests.
Representatives of PwC will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They will also be available to answer appropriate questions at the meeting.
For independent auditor fee information, information on our pre-approval policy of audit and non-audit services, and the Audit Committee Report, please see below.
The ratification of the appointment of the independent auditors and the authorization for the Audit Committee to set the remuneration for the independent auditors requires the affirmative vote of a majority of the votes properly cast by the holders of ordinary shares represented at the Annual General Meeting in person or by proxy.
The Audit Committee and the Board unanimously recommend a vote FOR these proposals.
Audit and Non-Audit Fees
Aggregate fees for professional services rendered to the Company by its independent auditors as of and for the two most recent fiscal years are set forth below. The aggregate fees include fees billed or reasonably expected to be billed for the applicable fiscal year. All Audit, Audit-Related, Tax and All Other services described below were pre-approved by the Audit Committee.
	Fiscal Year 2025	Fiscal Year 2024
	(in millions)	(in millions)
Audit Fees	$23.2	$22.7
Audit-Related Fees	0.0	0.4
Tax Fees	1.6	2.7
All Other Fees	0.0	0.0
Total	$24.8	$25.8
Audit Fees for the fiscal year ended September 30, 2025 were for professional services rendered by PwC and include fees for services performed to comply with auditing standards of the Public Company Accounting Oversight Board (“PCAOB”) (United States), including the annual audit of our consolidated financial statements including reviews of the interim financial statements contained in our Quarterly Reports on Form 10-Q, issuance of consents, the issuance of comfort letters associated with debt offerings and the audit of our internal control over financial reporting. This category also includes fees for audits provided in connection with statutory filings or services that generally only the principal auditor reasonably can provide to a client, such as assistance with and review of documents filed with the U.S. Securities and Exchange Commission (“SEC”).

14      2026 Notice and Proxy Statement

Audit-Related Fees for the fiscal year ended September 30, 2025, were for services rendered by PwC and include fees associated with assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. This category can include fees related to assistance in financial due diligence related to mergers, acquisitions and divestitures, carve-outs associated with divestitures and spin-off transactions, consultations concerning financial accounting and reporting standards and regulatory requirements, pre-implementation reviews of certain information technology systems, audits of pension and other employee benefit plans and audit services not required by statute or regulation.
Tax Fees for the fiscal year ended September 30, 2025, were for services rendered by PwC and primarily include fees associated with tax audits, tax compliance, tax consulting, transfer pricing and tax planning. This category can also include tax planning on mergers and acquisitions, and restructurings, and other services related to tax disclosure and filing requirements.
All Other Fees for the fiscal year ended September 30, 2025, were for services rendered by PwC and primarily include fees associated with training seminars related to accounting, finance and tax matters, technology tools related to accounting and reporting research, and other permissible advisory services.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
The Audit Committee has a pre-approval policy that provides guidelines for the audit, audit-related, tax and other permissible non-audit services that may be provided by the independent auditors. The policy identifies the guiding principles that must be considered by the Audit Committee in approving services to ensure that the auditors’ independence is not impaired. The policy provides that the Chief Accounting Officer will support the Audit Committee by providing a list of proposed services to the Committee, monitoring the services and fees pre-approved by the Committee, providing periodic reports to the Audit Committee with respect to pre-approved services and ensuring compliance with the policy.
Under the policy, the Audit Committee annually pre-approves the audit fee and terms of the engagement, as set forth in the engagement letter. This annual pre-approval also includes a specified list of audit, audit-related and tax services with pre-approved amounts specified in each service category. Any service not included in the specified list of services must be submitted to the Audit Committee for pre-approval. No service may extend for more than 12 months, unless the Audit Committee specifically provides for a different period. The independent auditor may not begin work on any engagement without confirmation of Audit Committee pre-approval from the Chief Accounting Officer or his or her delegate.
In accordance with the policy, the chair of the Audit Committee has been delegated the authority by the Committee to pre-approve the engagement of the independent auditors for a specific service when the entire Committee is unable to do so. All such pre-approvals must be reported to the Audit Committee at the next Committee meeting.
Audit Committee Report
The Audit Committee of the Board is composed of three Directors, each of whom the Board has determined meets the independence and experience requirements of the New York Stock Exchange (“NYSE”) and the SEC. The Audit Committee operates under a charter approved by the Board, which is posted on our website. As more fully described in its charter, the Audit Committee oversees Johnson Controls’ financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. Management assures that the Company develops and maintains adequate financial controls and procedures, and monitors compliance with these processes. Johnson Controls’ independent auditors are responsible for performing an audit in accordance with auditing standards generally accepted in the United States to obtain reasonable assurance that Johnson Controls’ consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States. The internal auditors are responsible to the Audit Committee and the Board for testing the integrity of the financial accounting and reporting control systems, as well as other matters as determined by the Audit Committee and the Board.
In this context, the Audit Committee has reviewed the U.S. GAAP consolidated financial statements for the fiscal year ended September 30, 2025, and has met and held discussions with management, the internal auditors and the independent auditors concerning these financial statements, as well as the report of management and the report of the independent registered public accounting firm regarding the Company’s internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act. Management represented to the Committee that Johnson Controls’ U.S. GAAP consolidated financial statements were prepared in accordance with U.S. GAAP. In addition, the Committee has discussed with the independent auditors the auditors’ independence from Johnson Controls and its management as required under Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, and the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard AU Section 380 (Communication with Audit Committees) and Rule 2-07 of SEC Regulation S-X.

2026 Notice and Proxy Statement      15

In addition, the Audit Committee has received the written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence. Based upon the Committee’s review and discussions referred to above, the Committee recommended that the Board include Johnson Controls’ audited consolidated financial statements in Johnson Controls’ Annual Report on Form 10-K for the fiscal year ended September 30, 2025 filed with the Securities and Exchange Commission and that such report be included in Johnson Controls’ annual report to shareholders for the fiscal year ended September 30, 2025.
Submitted by the Audit Committee,
Gretchen R. Haggerty, Chair
Pierre Cohade
Seetarama Kotagiri

16      2026 Notice and Proxy Statement

PROPOSAL NUMBER THREE
Authorization to Make Market Purchases of Company Shares
We have historically used open-market share purchases as a means of returning cash to shareholders and managing the size of our base of outstanding shares. These are longstanding objectives that management believes are important to continue.
Under Irish law, neither the Company nor any subsidiary of the Company may make market purchases or overseas market purchases of the Company’s shares without shareholder approval. Accordingly, shareholders are being asked to authorize the Company, or any of its subsidiaries, to make market purchases and overseas market purchases of up to 10% of the Company’s issued shares. This authorization expires eighteen months after its issuance, unless renewed; accordingly, we expect to propose its renewal at subsequent Annual General Meetings.
Such purchases would be made only at price levels which the Directors considered to be in the best interests of the shareholders generally, after taking into account the Company’s overall financial position. The Company currently expects to effect repurchases under our existing share repurchase authorization as redemptions pursuant to Article 3(d) of our Articles of Association. Whether or not this proposed resolution is passed, the Company will retain its ability to effect repurchases as redemptions pursuant to its Articles of Association, although subsidiaries of the Company will not be able to make market purchases or overseas market purchases of the Company’s shares unless the resolution is adopted.
For the Company or any of its subsidiaries to make overseas market purchases of the Company’s ordinary shares, such shares must be purchased on a market recognized for the purposes of the Companies Act 2014. The NYSE, on which the Company’s ordinary shares are listed, is specified as a recognized stock exchange for this purpose by Irish law. The general authority, if approved by our shareholders, will take effect from the date of passing the authorizing resolution.
Ordinary Resolution
The text of the resolution in respect of Proposal 3 (which is proposed as an ordinary resolution) is as follows:
RESOLVED, that the Company and any subsidiary of the Company is hereby generally authorized to make market purchases and overseas market purchases of ordinary shares in the Company (“shares”) on such terms and conditions and in such manner as the Board of Directors of the Company may determine from time to time but subject to the provisions of the Companies Act 2014 and to the following provisions:
(a) The maximum number of shares authorized to be acquired by the Company and/or any subsidiary of the Company pursuant to this resolution shall not exceed, in the aggregate, 64,000,000 ordinary shares of US $0.01 each (which represents slightly less than 10% of the Company’s issued ordinary shares).
(b) The maximum price to be paid for any ordinary share shall be an amount equal to 110% of the closing price on the New York Stock Exchange for the ordinary shares on the trading day preceding the day on which the relevant share is purchased by the Company or the relevant subsidiary of the Company, and the minimum price to be paid for any ordinary share shall be the nominal value of such share.
(c) This general authority will be effective from the date of passing of this resolution and will expire on the earlier of the date of the Annual General Meeting in 2027 or eighteen months from the date of the passing of this resolution, unless previously varied, revoked or renewed by ordinary resolution in accordance with the provisions of section 1074 of the Companies Act 2014. The Company or any such subsidiary may, before such expiry, enter into a contract for the purchase of shares which would or might be executed wholly or partly after such expiry and may complete any such contract as if the authority conferred hereby had not expired.
The authorization for the Company and/or any of its subsidiaries to make market purchases and overseas market purchases of Company shares requires the affirmative vote of a majority of the votes properly cast (in person or by proxy) at the Annual General Meeting.
The Board unanimously recommends that shareholders vote FOR this proposal.

2026 Notice and Proxy Statement      17

PROPOSAL NUMBER FOUR
Determine the Price Range at which the Company can Re-Allot Treasury Shares
Our historical open-market share repurchases and other share buyback activities result in ordinary shares being acquired and held by the Company as treasury shares. We may re-allot treasury shares that we acquire through our various share buyback activities in connection with our executive compensation program and our other compensation programs.
Under Irish law, our shareholders must authorize the price range at which we may re-allot any shares held in treasury (including by way of re-allotment off-market). In this proposal, that price range is expressed as a minimum and maximum percentage of the prevailing market price (as defined below). Under Irish law, this authorization expires after eighteen months unless renewed; accordingly, we expect to propose the renewal of this authorization at subsequent Annual General Meetings.
The authority being sought from shareholders provides that the minimum and maximum prices at which an ordinary share held in treasury may be re-allotted are 95% and 120%, respectively, of the average closing price per ordinary share of the Company, as reported by the NYSE, for the thirty (30) trading days immediately preceding the proposed date of re-allotment, save that the minimum price for a re-allotment to satisfy an obligation under an employee share plan is the par value of a share. Any re-allotment of treasury shares will be at price levels that the Board considers in the best interests of our shareholders.
Special Resolution
The text of the resolution in respect of Proposal 4 (which is proposed as a special resolution) is as follows:
RESOLVED, that the re-allotment price range at which any treasury shares held by the Company may be re-allotted shall be as follows:
(a) the maximum price at which such treasury share may be re-allotted shall be an amount equal to 120% of the “market price,” and
(b) the minimum price at which a treasury share may be re-allotted shall be the nominal value of the share where such a share is required to satisfy an obligation under an employee share plan operated by the Company or, in all other cases, an amount equal to 95% of the “market price,” and
(c) for the purposes of this resolution, the “market price” shall mean the average closing price per ordinary share of the Company, as reported by the New York Stock Exchange, for the thirty (30) trading days immediately preceding the proposed date of re-allotment.
FURTHER RESOLVED, that this authority to re-allot treasury shares shall expire on the earlier of the date of the Annual General Meeting of the Company held in 2027 or eighteen months after the date of the passing of this resolution unless previously varied or renewed in accordance with the provisions of section 109 and/or 1078 (as applicable) of the Companies Act 2014 (and/or any corresponding provision of any amended or replacement legislation) and is without prejudice or limitation to any other authority of the Company to re-allot treasury shares on-market.
The authorization of the price range at which the Company may re-allot any shares held in treasury requires the affirmative vote of at least 75% of the votes properly cast (in person or by proxy) at the Annual General Meeting.
The Board unanimously recommends that shareholders vote FOR this proposal.

18      2026 Notice and Proxy Statement

PROPOSAL NUMBER FIVE
Advisory Vote on Executive Compensation
The Board recognizes that providing shareholders with an advisory vote on executive compensation can produce useful information on investor sentiment with regard to the Company’s executive compensation programs. As a result, this proposal provides shareholders with the opportunity to cast an advisory vote on the compensation of our executive management team, as described in the section of this Proxy Statement entitled “Compensation Discussion & Analysis,” and endorse or not endorse our fiscal year 2025 executive compensation philosophy, programs and policies and the compensation paid to the Named Executive Officers.
The advisory vote on executive compensation is non-binding, meaning that our Board will not be obligated to take any compensation actions or to adjust our executive compensation programs or policies, as a result of the vote. Notwithstanding the advisory nature of the vote, the resolution will be considered passed with the affirmative vote of a majority of the votes properly cast by the holders of ordinary shares represented at the Annual General Meeting in person or by proxy.
Although the vote is non-binding, our Board and the Compensation and Talent Development Committee will review the voting results. To the extent there is a significant negative vote, we would communicate directly with shareholders to better understand the concerns that influenced the vote. The Board and the Compensation and Talent Development Committee would consider constructive feedback obtained through this process in making future decisions about executive compensation programs. We currently hold the advisory vote on executive compensation on an annual basis and intend to hold the next such vote at the 2027 Annual General Meeting.
Advisory Non-Binding Resolution
The text of the resolution, which, if thought fit, will be passed as an advisory non-binding resolution at the Annual General Meeting, is as follows:
RESOLVED, that shareholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Compensation Discussion & Analysis section of this Proxy Statement pursuant to Item 402 of Regulation S-K.
The Board unanimously recommends that shareholders vote FOR this proposal.

2026 Notice and Proxy Statement      19

PROPOSAL NUMBER SIX
Authorization for Directors to Allot Company Shares
Under Irish law, directors of an Irish public limited company must have authority from its shareholders to issue any shares, including shares which are part of the company’s authorized but unissued share capital. The Company’s current authorization, approved by shareholders at our 2025 Annual General Meeting, will expire on March 4, 2026 — the date of the 2026 Annual General Meeting. We are presenting this proposal to renew the Board’s authority to issue authorized but unissued shares on the terms set forth below. If this proposal is not passed, the Company will have a limited ability to issue new ordinary shares.
We understand it is customary practice for Irish companies listed in the U.S. to seek shareholder authority to issue shares up to an aggregate nominal value of 20% of the company’s issued share capital and for such authority to be renewed each year. Therefore, in accordance with customary practice in Ireland and the rules and standards applicable to companies listed in the U.S., we are seeking approval to issue up to a maximum of 20% of our issued ordinary share capital for a period expiring on the earlier of the date of the Company’s Annual General Meeting in 2027 or September 4, 2027, unless otherwise renewed, varied or revoked. We expect to propose renewal of this authorization at subsequent Annual General Meetings.
Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. This authority is fundamental to our business and enables us to issue shares, including, if applicable, in connection with funding acquisitions and raising capital. We are not requesting that you approve an increase in our authorized share capital or a specific issuance of shares. Instead, approval of this proposal will only grant the Board the authority to issue shares that are already authorized under our Articles of Association upon the terms below. In addition, as a NYSE-listed company, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the NYSE and the SEC, including those rules that limit our ability to issue shares under specified circumstances. This authorization is required as a matter of Irish law and is not otherwise required for other companies listed on the NYSE with whom we compete. Accordingly, approval of this resolution would merely place us on par with other NYSE-listed companies.
Ordinary Resolution
The text of the resolution in respect of Proposal 6 (which is proposed as an ordinary resolution) is as follows:
“RESOLVED that the directors be and are hereby generally and unconditionally authorized to exercise all powers to allot and issue relevant securities (within the meaning of section 1021 of the Companies Act 2014) up to an aggregate nominal value of US $1,286,103 (being equivalent to approximately 20% of the aggregate nominal value of the issued share capital of the Company as at the last practicable date prior to the issue of the notice of this meeting) and the authority conferred by this resolution shall expire on the earlier of the date of the Company’s Annual General Meeting in 2027 or September 4, 2027, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot relevant securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”
As required under Irish law, the resolution in respect of this proposal is an ordinary resolution that requires the affirmative vote of a majority of the votes properly cast (in person or by proxy) at the Annual General Meeting.
The Board unanimously recommends that shareholders vote FOR this proposal.

20      2026 Notice and Proxy Statement

PROPOSAL NUMBER SEVEN
Waiver of Statutory Pre-Emption Rights
Under Irish law, unless otherwise authorized, when an Irish public limited company issues shares for cash to new shareholders, it is required first to offer those shares on the same or more favorable terms to existing shareholders of the company on a pro-rata basis (commonly referred to as the pre-emption right). Our current authorization, approved by shareholders at our 2025 Annual General Meeting, will expire on March 4, 2026 — the date of the 2026 Annual General Meeting. We are therefore proposing to renew the Board’s authority to opt out of the pre-emption right on the terms set forth below.
We understand it is customary practice for Irish companies listed in the U.S. to seek shareholder authority to opt out of the pre-emption rights provision in the event of the issuance of shares for cash, if the issuance is limited to up to 20% of a company’s issued ordinary share capital. It is also customary practice for such authority to be renewed on an annual basis. Therefore, in accordance with customary practice in Ireland and the rules and standards applicable to companies listed in the U.S., we are seeking this authority, pursuant to a special resolution, to authorize the directors to issue shares for cash up to a maximum of approximately 20% of the Company’s issued share capital without applying statutory pre-emption rights for a period expiring on the earlier of the Annual General Meeting in 2027 or September 4, 2027, unless otherwise varied, renewed or revoked. We expect to propose renewal of this authorization at subsequent Annual General Meetings.
Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish customary practice. Similar to the authorization sought for Proposal 6, this authority is fundamental to our business and, if applicable, will facilitate our ability to fund acquisitions and otherwise raise capital. We are not asking you to approve an increase in our authorized share capital. Instead, approval of this proposal will only grant the Board the authority to issue shares in the manner already permitted under our Articles of Association upon the terms below. Without this authorization, in each case where we issue shares for cash, we would first have to offer those shares on the same or more favorable terms to all of our existing shareholders. This requirement could cause delays in the completion of acquisitions and capital raising for our business. This authorization is required as a matter of Irish law and is not otherwise required for other companies listed on the NYSE with whom we compete. Renewal of the authorization as described above is fully consistent with NYSE rules and listing standards and with U.S. capital markets practice and governance standards. Accordingly, approval of this resolution would merely place us closer to par with other NYSE-listed companies.
Special Resolution
The text of the resolution in respect of Proposal 7 (which is proposed as a special resolution) is as follows:
“RESOLVED that the directors be and are hereby empowered pursuant to section 1023 of the Companies Act 2014 to allot equity securities (as defined in section 1023 of that Act) for cash, pursuant to the authority conferred by proposal 6 of the notice of this meeting as if sub-section (1) of section 1022 of that Act did not apply to any such allotment, provided that this power shall be limited to the allotment of equity securities up to an aggregate nominal value of US $1,286,103 (being equivalent to approximately 20% of the aggregate nominal value of the issued share capital of the Company as at the last practicable date prior to the issue of the notice of this meeting) and the authority conferred by this resolution shall expire on the earlier of the Company’s Annual General Meeting in 2027 or September 4, 2027, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot equity securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”
As required under Irish law, the resolution in respect of Proposal 7 is a special resolution that requires the affirmative vote of at least 75% of the votes cast. In addition, under Irish law, the Board may only be authorized to opt out of pre-emption rights if it is authorized to issue shares, which authority is being sought in Proposal 6.
The Board unanimously recommends that shareholders vote FOR this proposal.

2026 Notice and Proxy Statement      21

Governance of the Company
Vision and Values of Our Board
Our vision is a safe, comfortable and sustainable world. In addition to achieving financial performance objectives, our Board and management believe that we must take a leadership position in corporate governance to fulfill our vision. Our Board believes that good governance requires not only an effective set of specific practices but also a culture of responsibility throughout the company. We believe that good governance ultimately depends on the quality of leadership and are committed to recruiting and retaining Directors and officers of proven leadership ability and personal integrity. Our Board has adopted Corporate Governance Guidelines, which provide a framework for our governance practices and philosophy.
Integrity First	Purpose Led	Customer Driven	Future Focused	One Team
We promise honesty and transparency. We uphold the highest standards of integrity and honor the commitments we make.
We believe in doing well by doing good and hold ourselves accountable to make the world a better place through the solutions we provide, our engagement in society, the way we do business, and our commitment to protect people and the environment.
		We win when our customers win. Our long-term strategic relationships provide unique insights and the ability to deliver exceptional customer experiences and solutions.	Our culture of innovation and continuous improvement drives us to solve today’s challenges while constantly asking ‘what’s next.’	We are one team, dedicated to working collaboratively together to create purposeful solutions that propel the world forward.
Future Focused and Customer Driven Board Engagement

The Board frequently engages with management on the Company’s ongoing product and service innovation. Throughout the year, the Board receives updates from management on how the Company is developing and executing its strategy to build and expand its technological capabilities to deliver new and differentiated products and services grounded in deep understandings of how the Company’s customers operate, including lifecycle-based solutions that address customers’ needs in data centers, decarbonization, energy efficiency and mission-critical environments.
During fiscal year 2025, the Board participated in customer facility tours that spotlighted the data center cooling chain as well as the application of the Company’s products supporting one of the largest chiller plants on the United States east coast. The Board deepened its understanding of the Company’s product and technology innovation with these engagements, gaining a deeper understanding of the unique technological challenges and solutions in the data center environment and illustrating how the Company is developing, testing and deploying new technologies and solutions designed to address customers’ needs and create competitive differentiation for the Company’s products and services.

Purpose Led Board Engagement

The Board recognizes the importance of sustainability in the Company’s vision, values and strategy. During fiscal year 2025, the Governance and Sustainability Committee provided oversight and guidance to management in connection with the Company’s continued progress toward its sustainability goals, including successfully meeting or exceeding its 2025 targets. With these targets achieved, the Board and the Governance and Sustainability Committee continued to look forward to the future, engaging with management in the planning and execution of the Company’s sustainability strategy, including the path toward achieving its 2030 sustainability targets amid a changing global regulatory environment.
The full Board was frequently engaged with management on the intersection of sustainability and the Company’s business strategy, reviewing and discussing the Company’s strategy to be a world leader in building decarbonization and energy efficiency. Through these engagements, the Board gained a deeper understanding of the key technologies, strategies, and capabilities that position the Company to provide differentiated decarbonization solutions to its customers benefiting the environment and the bottom line.

22      2026 Notice and Proxy Statement

Board Mission/Responsibilities
The mission of the Board is to promote the long-term value and health of Johnson Controls, in the interests of its shareholders and to set an ethical “tone at the top.” All corporate authority is exercised by the Board except for those matters reserved to the shareholders. The Board retains oversight authority — defining and overseeing the implementation of and compliance with standards of accountability and monitoring the effectiveness of management policies and decisions in an effort to ensure that the Company is managed in such a way to achieve its objectives. The Board delegates its authority to management, who is responsible for managing the everyday affairs of the Company. Management regularly reviews major actions and initiatives with the Board prior to implementation. The Board regularly engages with management on significant strategic matters, evaluating risk, strategic rationale, long-term value and other criteria to support its review and approval of management’s operational plan and other significant strategic matters.
Areas of Focus for the Board

STRATEGY AND OPERATIONS
•
Ensuring that processes are in place designed to maintain the integrity and ethical conduct of the Company; reviewing and approving the strategic plans and profit plans; reviewing corporate performance and staying apprised of relations with shareholders.

GOVERNANCE & RISK MANAGEMENT
•
Overseeing and evaluating management’s systems and processes for the identification, assessment, management, mitigation and reporting of major risks; establishing corporate governance standards.

TALENT AND SUCCESSION PLANNING
•
Overseeing and evaluating management’s systems and senior management performance and compensation; providing advice and counsel to senior management; planning for effective succession.

BOARD COMPOSITION & EFFECTIVENESS
•
Recommending candidates to the shareholders for election to the Board; setting standards for Director qualification, orientation and continuing education; reviewing and assessing the Board’s leadership structure; and undertaking an annual performance evaluation regarding the effectiveness of the Board.

2026 Notice and Proxy Statement      23

Board Expertise
The Director nominees as a whole are strong in their vision, strategy and business judgment. They possess a robust collective knowledge of management and leadership, business operations, crisis management, risk assessment, industry expertise, accounting and finance, technology and innovation, public policy, sustainability and corporate social responsibility, corporate governance, and global markets.
Skills and Expertise
	Archer	Blackwell	Cohade	Dunbar	Haggerty	Khanna	Kotagiri	Tinggren	Vergnano	Weidemanis	Young

Executive Leadership Experience
Directors with significant leadership experience over an extended period, including as chief executive officer or chief financial officer, provide the Company with special insight into how large organizations operate, including strategy, productivity, regulatory concerns, talent development and risk management.
	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Experience Leading Global Teams
Directors who have worked in global companies have experience in markets outside the United States and bring valuable knowledge to the Company, including exposure to a wide range of cultural perspectives and practices, and provide critical insights in light of the Company’s global operations.
	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Financial and Accounting Expertise Directors with an understanding of accounting and financial reporting processes, particularly in large global businesses, provide an important oversight role.		✓	✓		✓			✓	✓		✓
Public Policy Experience Directors with public policy and government experience have key insight into the role of regulatory issues and government affairs affecting the Company.	✓	✓	✓			✓			✓		✓

Cybersecurity, Technology and Innovation Experience
Directors with expertise in cybersecurity, IT, technology fields and/or driving technological innovation are important as we continue to transform and evolve our business through digital solutions and services.
	✓			✓		✓	✓	✓		✓	✓
Manufacturing and Industry Experience Directors with experience in the industry and markets served by the Company offer a valuable perspective for operations.	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓

Corporate Governance Experience
Directors with experience in corporate governance, such as service on boards and board committees, or as governance executives of other large, public companies, are familiar with the dynamics and operation of a board of directors and the impact that governance policies have on the Company.
	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Corporate Responsibility/Sustainability Experience
Directors with experience in corporate responsibility initiatives, including sustainability, help drive our mission to create smart and sustainable buildings for the communities in which we live, work, learn and play.
	✓	✓	✓	✓		✓	✓		✓		✓
M&A Experience Directors with experience in M&A provide key insights relevant to our business portfolio and our long-term strategic planning.	✓	✓	✓		✓		✓	✓	✓	✓	✓

24      2026 Notice and Proxy Statement

Board Composition, Tenure and Refreshment

Nominee	Tenure (years)	Age	Gender	Race/Ethnicity	Committee Chair	Other Public Boards
Timothy M. Archer	1	58	M	White		1
Jean Blackwell	7	71	F	White	✓	1
Pierre Cohade*	7	64	M	White		1
W. Roy Dunbar*	8	64	M	Black		3
Gretchen R. Haggerty	7	70	F	White	✓	2
Ayesha Khanna*	2	52	F	Asian		0
Seetarama (Swamy) Kotagiri	1	57	M	Asian		1
Jürgen Tinggren*	11	67	M	White		1
Mark Vergnano	9	67	M	White		1
Joakim Weidemanis*	0	56	M	White		0
John D. Young*	8	61	M	White	✓	1

(*)
Non-US Citizen or Dual Citizenship.

The Governance and Sustainability Committee, in accordance with the Board’s Corporate Governance Guidelines, seeks to create a Board that is strong in its collective knowledge and has a variety of skills and experience with respect to vision and strategy, management and leadership, business operations, business judgment, crisis management, risk assessment, industry knowledge, accounting and finance, corporate governance and global markets. The Johnson Controls Board does not have a specific policy or requirement regarding diversity, but aims to ensure that the Board’s members reflect a wide range of experience, skills, and backgrounds when evaluating the overall composition of the Board and selecting Director nominees. The Board takes into account the current composition of the Board and the extent to which a candidate’s particular background, expertise and experience will complement the expertise and experience of other Directors. The Governance and Sustainability Committee also considers whether the Board has an appropriate combination of worldwide market exposure and subject matter expertise in light of Johnson Controls’ current and expected future needs. The Governance and Sustainability Committee believes that it is desirable for Directors to contribute to a variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experiences. As previously disclosed, Simone Menne retired from the Board at the 2025 Annual General Meeting. Women currently comprise 25% of the Board and have composed at least 30% of the Board since 2023 and prior to Ms. Menne’s retirement. The Governance and Sustainability Committee has engaged an outside director search firm and intends to appoint or nominate a new independent director at a future date and will take into account the Board’s historical composition, as well as the feedback and policies of its shareholders, when selecting a new director.

2026 Notice and Proxy Statement      25

Board Leadership
In 2025, in connection with the retirement of George Oliver and the appointment of Joakim Weidemanis as the Company’s Chief Executive Officer, the Board determined it was appropriate to change its leadership structure to separate the roles of Chair and CEO and designate an independent Board Chair. The Board made this determination based on an evaluation of how best to support Mr. Weidemanis in his transition to the role of CEO and provide continuity of leadership at the Board. The Board also considered shareholder perspectives on leading corporate governance practices. As a result, Mark Vergnano was appointed as Board Chair upon the retirement of Mr. Oliver from the Board.
Mr. Vergnano joined our Board in 2016. During his tenure as a Board member, Mr. Vergano has established strong and effective working relationships with his fellow Directors and garnered their trust and respect. Furthermore, he has demonstrated strong leadership skills, independent thinking and a deep understanding of our business. Mr. Vergano was deeply involved in the Company’s CEO succession process and has played a key role in supporting Mr. Weidemanis during his transition into the CEO role.
Together with the CEO, the Board Chair hosts informal Board update calls on a monthly basis between Board meetings to keep Directors current on important business developments and the status of key strategic and operational initiatives. These update calls provide Directors with the opportunity to stay current on matters impacting the Company, which facilitates more efficient and robust discussions at the regularly scheduled Board meetings.
The Board has not designated a separate Lead Director in light of its current governance structure, as the Board does not consider this role to be useful or appropriate when the Board Chair is determined to be independent.
The Board believes our overall corporate governance measures help ensure that strong, independent Directors continue to effectively oversee our management and key issues related to strategy, risk and integrity; executive compensation, CEO evaluation, and succession planning.
Board Oversight of Strategy
One of the Board’s primary responsibilities is overseeing management’s establishment and execution of the Company’s strategy. The full Board oversees strategy and strategic risk through robust and constructive engagement with management, taking into consideration our key priorities, global trends impacting our business, regulatory developments, technological developments and disruptors to our businesses. The Board’s oversight of our strategy primarily occurs through regular and deep-dive reviews of the Company’s strategic plans. During these reviews, management provides the Board with its view of the key commercial and strategic risks and opportunities faced by the Company; and the Board provides management with feedback on whether management has identified the key risks and opportunities and is taking appropriate action to strategically position the Company to meet its objectives and goals. Because the Company’s strategic initiatives are subject to rapidly evolving business dynamics, the Board regularly receives updates on key strategic initiatives throughout the year to ensure progress is being made against goals, understand where adjustments or refinements to strategy may be appropriate and stay current on issues impacting the business.
The Board’s oversight of strategy was prominent throughout the year as the Company furthered its strategy to advance smart, healthy and sustainable buildings to power its customers’ missions. At every regularly scheduled Board meeting, the Board received updates from management on how the Company was positioning itself to capitalize on the emerging and prevalent trends in the commercial buildings industry, including data centers, decarbonization, smart buildings and mission-critical environments. These discussions were supplemented by regular, in-depth discussions on how the Company’s business segments and functions supported the execution of the Company’s strategy and worked to develop or expand differentiated capabilities in each of the Company’s strategic pillars. The Board also engaged with management on the key risks to the Company’s strategy.
The Board provided focused oversight and guidance as the Company executed its strategy to simplify its portfolio. The Board was frequently engaged with management and the Company’s external advisors during the Company’s strategic review of its non-commercial product lines. The Board participated in regular portfolio review sessions and provided advice and guidance to management throughout the strategic review process, including the completion of the sale of the Company’s Air Distribution Technologies and Residential & Light Commercial businesses. Throughout this process, the Board has been and continues to be engaged with the Company and its external advisors to transform the Company into a simpler, more focused company focused on driving growth and profit.
For additional information on our strategy, see “Business Strategy” in Item 1 of our Annual Report on Form 10-K filed with the SEC on November 14, 2025.

26      2026 Notice and Proxy Statement

Board Oversight of Talent and Succession Planning
Our Board oversees management succession planning and talent development. The Compensation and Talent Development Committee is charged with reviewing the talent development and succession plans for the CEO and other senior leadership positions, senior leadership pipeline development and our human capital initiatives and progress.
The Compensation and Talent Development Committee regularly reviews the CEO succession plan and the succession plans for key positions at the senior executive level across the Company. The CEO and CHRO regularly review with the Compensation and Talent Development Committee on the assessment and the development of a pipeline of senior leaders who are potential successors for these roles. In addition, the full Board regularly discusses succession and/or talent management at its quarterly meetings. These discussions are led by the CEO and CHRO, with periodic assistance from other senior leaders within the Company and firms with talent assessment expertise. These discussions encompass critical leadership competencies, talent assessment, talent needs, short-term and long-term development, and the readiness of executives, as well as the pool of external talent. The Board also evaluates succession and development plans in the context of our overall business strategy and culture. Potential leaders are visible to Board members through formal presentations and informal events to allow Directors to personally engage with current and future leaders. In fiscal year 2025, Board members were actively involved in the succession planning for the Chief Human Resources Officer and Vice President and President, Americas. Board members were involved in working with management to develop the talent pipeline and succession plans for each position.
Our Board also establishes steps to address emergency CEO succession planning in extraordinary circumstances. Our emergency CEO succession planning is intended to enable our Company to respond to unexpected emergencies and minimize potential disruptions or losses of continuity to our Company’s business and operations.
CEO Succession
During fiscal year 2024, George Oliver informed the Board of Directors that it was time to initiate the Board’s CEO succession plan in advance of his retirement. The full Board engaged in a comprehensive succession process, led by Ms. Blackwell and Messrs. Tinggren and Vergnano and supported by an external search firm engaged by the Company, to identify Mr. Oliver’s successor. The Board worked together with its external advisor to align on key skills and search criteria for the Company’s next CEO, building on the Board’s prior CEO succession planning. The Board interviewed a slate of internal and external candidates, seeking a leader best positioned to lead the Company in its next chapter of growth. Based on this process, the Board determined to appoint Mr. Weidemanis as the Company’s next CEO based on his proven track record in leading global technology and service-driven businesses and delivering profitable growth. In addition, the position of Board Chair was separated from the role of CEO and transitioned from Mr. Oliver to Mr. Vergnano in order to support Mr. Weidemanis’ transition into the role of CEO and provide continuity of leadership at the Board.

2026 Notice and Proxy Statement      27

Board and Committee Oversight of Risk Management

28      2026 Notice and Proxy Statement

Oversight of Cybersecurity
We understand that cybersecurity is an essential component of the Board’s oversight responsibility. The Board receives information technology and cybersecurity updates from senior management, including the Chief Digital and Information Officer and the Chief Information Security Officer, several times per year. These updates cover the cybersecurity risks facing our enterprise information technology structure, as well as our digital products and services. The Governance and Sustainability Committee provides a deeper level of oversight through quarterly engagements with senior management, including the Chief Digital and Information Officer and the Chief Information Security Officer, to review our cybersecurity program, focusing on the highest-risk areas and key mitigation strategies. Topics covered in fiscal year 2025 included: internal and external cybersecurity updates, data protection, AI, data privacy, and cybersecurity protections for directors and executives. The Board has enhanced its oversight capabilities by engaging an independent third-party cybersecurity advisor to advise, educate and support the Board. This has included regular interactions with the Governance and Sustainability Committee and the full Board.
In 2025, the Governance and Sustainability Committee provided deeper engagement with management on the topic of AI. The Committee engaged with management to understand and provide oversight on how we are utilizing AI to enhance our business and products, as well as the governance and risk mitigation structures in place to ensure compliance, manage risk, and create value. The Governance and Sustainability Committee has expanded its charter to include the oversight of AI as part of its broader oversight of cybersecurity risk.
We have experienced and expect to continue to experience cyber threats and incidents. The Governance and Sustainability Committee is notified of any notable incidents that may have occurred during the quarter, as well as provided regular updates on cybersecurity events impacting the marketplace (whether or not we are impacted). The Board, supported by its independent third-party cybersecurity advisor, has continued to exercise its oversight to understand the lessons learned from any incidents and ensure that they are applied by management.
Our cybersecurity policies, standards, and procedures apply to all users, creating awareness of threats and the importance of information security and cybersecurity across our workforce. The policies and standards were developed using elements of recognized standards, including ISO 27001 and the NIST Cybersecurity Framework, for the overall enterprise, and ISA/IEC 62443 for automation and control system products. We have implemented cybersecurity policies throughout our operations, including designing and incorporating cybersecurity into the development process for our products and services. Our ERM process considers cybersecurity threat risks alongside other significant risks as part of our overall risk assessment process.
Our vulnerability management program conducts assessments with specified frequencies for specific asset types to validate system health against known threats. We leverage multiple tools, which are routinely updated with new threat signatures, to continually respond to evolving threats identified as part of our threat detection capability. We also maintain a cybersecurity insurance policy. We engage with third parties to perform security assessments of our technology environments, including penetration testing and maturity assessments, as well as services to support threat analysis and incident detection and response.
Oversight of Political Spending
We participate in the public policy process in various ways, including corporate government affairs activities designed to educate policymakers on key issues related to our business, political giving through the Johnson Controls Political Action Committee (“PAC”) and limited direct corporate political contributions. To promote transparency, we make this information publicly available on our website and through various government filings, as required by law.
Our PAC is governed by a steering committee, which is chaired by our Executive Vice President & General Counsel and made up of business and functional leaders across the Company in the United States. The steering committee provides operational oversight and direction of PAC activities. The steering committee also reviews candidate recommendations and uses the PAC’s selection criteria to determine who will receive financial support.
Our lobbying and political activities are overseen by our Chief Sustainability & External Relations Officer, who works closely with our legal department to ensure compliance with our political engagement policy. Our Executive Vice President & General Counsel, Chief Sustainability & External Relations Officer, and Chief Compliance Officer meet together regularly with the Chief Executive Officer and the senior leadership team to review legislative, regulatory and political developments.
The Governance and Sustainability Committee provides primary board-level oversight in reviewing our corporate political activity and public policy efforts. Our Chief Sustainability & External Relations Officer reports to the Governance and Sustainability Committee on our governmental outreach, PAC and other political activities on a regular basis and the full Board is briefed on government relations matters at least annually.
Director Nomination
The Governance and Sustainability Committee periodically reviews its nomination criteria and qualifications to determine any need to revise such criteria and qualifications based upon corporate governance best practices and Johnson Controls’ needs at

2026 Notice and Proxy Statement      29

the time of the review. The current composition of our Board and Director nominees reflects these ongoing efforts and the continued importance of a broad range of skills, backgrounds, characteristics, and experience to the Board.
General criteria for the nomination of Director candidates include:
•
The highest ethical standards and integrity

•
A willingness to act on and be accountable for Board decisions

•
An ability to provide wise, informed and thoughtful counsel to executive leadership on a range of issues

•
Diversity of expertise, experience and background

•
A history of achievement that reflects superior standards for themselves and others

•
Loyalty and commitment to driving the success of the Company

•
An ability to take tough positions while at the same time working as a team player

•
Individual backgrounds that provide a portfolio of experience and knowledge commensurate with the Company’s needs

The Company also strives to have all non-employee Directors independent. In addition to having such Directors meet the NYSE definition of independence, the Board has set its own more rigorous standard of independence. The Governance and Sustainability Committee must also ensure that the members of the Board as a group maintain the requisite qualifications under NYSE listing standards for populating the Audit, Compensation and Talent Development and Governance and Sustainability Committees. In addition, the Governance and Sustainability Committee ensures that each member of the Compensation and Talent Development Committee is a “Non-Employee” Director as defined in the Securities Exchange Act of 1934 and is an “outside director” as defined in section 162(m) of the U.S. Code.
As provided in its charter, the Governance and Sustainability Committee will consider Director candidates recommended by shareholders. To recommend a Director candidate, a shareholder should write to Johnson Controls’ Secretary at Johnson Controls’ current registered address: One Albert Quay, Cork, Ireland, T12 X8N6. Such recommendation must include:
•
The name and address of the candidate

•
A brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the qualification requirements set forth above

•
The candidate signed consent to serve as a Director if elected and to be named in the proxy statement

•
Evidence of share ownership of the person making the recommendation

•
All information required by Article 62 of our Memorandum and Articles of Association to be included in notices for any nomination by a shareholder of an individual for election to the Board

The recommendation must also follow the procedures set forth in Articles 54 through 68 of our Memorandum and Articles of Association to be considered timely and complete in order to be considered for nomination to the Board.
To be considered by the Governance and Sustainability Committee for nomination and inclusion in the Company’s Proxy Statement for the 2027 Annual General Meeting, shareholder recommendations for Directors must be received by Johnson Controls’ Corporate Secretary no later than September 18, 2026. Once the Company receives the recommendation, the Company may deliver a questionnaire to the candidate that requests additional information about the candidate’s independence, qualifications and other information that would assist the Governance and Sustainability Committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in the Company’s proxy statement, if nominated. Candidates must complete and return the questionnaire within the time frame provided to be considered for nomination by the Governance and Sustainability Committee. To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of Director nominees other than the Company’s nominees must also provide the additional information required by Rule 14a-19(b) under the Exchange Act. Such additional information must be received by the Corporate Secretary at the Company’s registered address by no later than January 3, 2027. No candidates were recommended by shareholders in connection with the 2026 Annual General Meeting.
The Governance and Sustainability Committee from time to time employs an unrelated search firm to assist the Committee in Identifying candidates for Director when a vacancy occurs. The Governance and Sustainability Committee also receives suggestions for Director candidates from Board members. All of our nominees for Director are current members of the Board. Mr. Weidemanis was originally identified and recommended to the Board by a third-party search firm in connection with our CEO search. In evaluating candidates for Director, the Governance and Sustainability Committee uses the qualifications described above and evaluates shareholder candidates in the same manner as candidates from all other sources.

30      2026 Notice and Proxy Statement

Director Orientation
All new Directors participate in our director orientation program during their first few months on the Board. New Directors receive an extensive suite of onboarding materials covering Director responsibilities, corporate governance practices and policies, business strategies, leadership structure, and long-term plans. They then participate in a series of meetings with management representatives from our business and functional areas to review and discuss information about the Company’s strategic plans, financial statements, and key issues, policies, and practices. Based on feedback from our Directors, we believe this onboarding approach provides new Directors with a strong foundation for understanding our businesses, connects Directors with members of management with whom they will interact, and accelerates their effectiveness to engage fully in Board deliberations.
Director Education
Our Board believes that Director education empowers Directors to fulfill their roles and actively supports Board members in their continuous learning. Directors may enroll in continuing education programs at our expense on corporate governance and other critical issues relevant to the Directors’ service on the Board. The Corporate Secretary, in collaboration with the Governance and Sustainability Committee, advises Directors of opportunities for Director education in areas important to the Company and the overall functioning of the Board. Our Board also hears regularly from management on numerous subjects, including investor relations, human capital management, sustainability, technology, regulatory developments, data privacy, and cybersecurity. In addition, the Board periodically participates in site visits to our facilities.
For example, in fiscal year 2025, the Board toured the facility of one of the Company’s data center customers. The Board engaged directly with the customer and representatives of the Company to understand the design and construction of data centers, including the importance of data center cooling in optimizing performance and uptime. The Board further supplemented this knowledge with specific discussions during the year on data center cooling technology, the Company’s capabilities and the Company’s strategy to create differentiated technologies and solutions to support data center cooling needs and drive energy efficiency.
Shareholder Engagement
In the fiscal year 2025, we continued our focus on regularly engaging with our shareholders. We reached out to holders of over 60% of our outstanding shares. Meetings were requested by eleven shareholders, representing approximately 34% of the Company’s outstanding shares. During these meetings, we discussed many topics including CEO succession, executive compensation, our sustainability strategy, cybersecurity and corporate governance matters. Investors provided valuable comments and perspectives on the Company’s governance, risk and compensation practices and were generally supportive of the Company’s approach in these areas. Investors also expressed their approval of the Company’s corporate responsibility and sustainability efforts. This outreach and the corresponding discussions provide our Board with valuable insights into the views of our shareholders. We plan to continue to actively engage with our shareholders on a regular basis to better understand and consider their views.
Board Committees
To conduct its business, the Board maintains three standing committees: Audit, Compensation and Talent Development, and Governance and Sustainability; and each of these NYSE-required committees are entirely composed of independent Directors. The Board also maintains an Executive Committee, comprised of the Board Chair, the CEO, and each committee chair, which meets to review matters as delegated to it by the Board. All committees report their activities to the full Board.
The Board Chair may also convene “special committees” to review discrete matters that require the consideration of a Board committee, but do not fit within the mandate of any of the standing committees. Special committees report their activities to the full Board.
To ensure effective discussion and decision-making while maintaining a sufficient number of independent Directors for its three standing committees, the Board is normally constituted of between ten and thirteen Directors. The minimum and maximum number of Directors is set forth in our Articles of Association.
The Governance and Sustainability Committee reviews the Board’s governance guidelines annually and recommends appropriate changes to the full Board.
Board Meetings
The Board meets at least four times annually, and additional meetings may be called in accordance with our Articles of Association. The Board may also meet more frequently where warranted by business circumstances or other matters impacting

2026 Notice and Proxy Statement      31

the Company. Frequent board meetings are critical not only for timely decisions, but also for Directors to be well informed about our operations and other issues. One meeting is scheduled in conjunction with the Annual General Meeting of Shareholders and Board members are required to attend such meeting either in person or virtually.
The Board Chair and the CEO are responsible for setting meeting agendas with input from the other Directors. Directors receive the agenda and materials for regularly scheduled meetings in advance. Best efforts are made to make materials available as soon as one week in advance, but no later than three days in advance. When practical, the same applies to special meetings of the Board. The Board’s intent is for Directors to attend all regularly scheduled Board and committee meetings. Directors are expected to use their best efforts to attend regularly scheduled Board and committee meetings in person. All independent Board members are welcome to attend any committee meeting.
Committee meetings are normally held in conjunction with Board meetings. Major committee decisions are reviewed and approved by the Board. The Board Chair and committee chairs are responsible for conducting meetings and informal consultations in a fashion that encourages informed, meaningful and probing deliberations. Presentations at Board meetings are concise and focused, and they include adequate time for discussion and decision-making. An executive session of independent Directors, chaired by the independent Board Chair occurs at least once during most Board meetings. Mr. Vergnano ensures that the executive sessions are highly interactive and include robust discussions on the Company’s strategic and operational initiatives and related risks. They also include in-depth discussions on matters such as executive performance and succession planning. These discussions are key to informing the Board’s oversight role and appropriately challenging management.
Formal Board meetings are supplemented by informal Board update calls hosted by the CEO and Board Chair. These calls are held on at least a monthly basis, between Board meetings, to keep the Directors current on important developments in the business, as well as the status of key strategic and operational initiatives. These update calls provide Directors with the opportunity to stay current on matters impacting the Company, which facilitates more efficient and robust discussions at the regularly scheduled Board meetings. Directors may ask for additional information from, or meetings with, members of management at any time.
The Board also makes periodic visits to our facilities to learn more about our products and customers. For example, in 2025, our Board participated in on-site visits to a customer’s chiller plant and a customer data center.
Board and Committee Calendars
A calendar of agenda items for the regularly scheduled Board meetings and all regularly scheduled committee meetings is prepared annually by the CEO in consultation with the Board Chair, committee chairs, and other Directors.
Board Communication
Management speaks on behalf of Johnson Controls and the Board normally communicates with outside parties, including shareholders, business journalists, analysts, rating agencies and government regulators, through management. In certain circumstances, Directors may also meet with shareholders to discuss specific governance topics. The Board has established a process for interested parties to communicate with members of the Board, including the Board Chair. If you have any concern, questions or complaints regarding our compliance with any policy or law, or would otherwise like to contact the Board, you can reach the Johnson Controls Board of Directors via email at jciboard@jci.com. Depending upon the nature of the communication and to whom it is directed, the Corporate Secretary will: (a) forward the communication to the appropriate Director or Directors; (b) forward the communication to the relevant department within the Company; or (c) attempt to handle the matter directly (for example, a communication dealing with a share ownership matter). Shareholders, customers, vendors, suppliers and employees can also raise concerns using the Integrity Helpline at www.johnsoncontrols.com/about-us/ethics-and-compliance. Inquiries can be submitted anonymously and confidentially.
All Integrity Helpline inquiries are received and reviewed by the Integrity Helpline manager, who is part of the Compliance function. A report summarizing all items received resulting in cases is prepared for the Audit Committee of the Board. The Integrity Helpline manager directs cases to the applicable department (such as customer service, human resources, or in the case of accounting or control issues, forensic audit) and follows up with the assigned case owner to ensure that the cases are responded to in a timely manner. The Board also reviews non-trivial shareholder communications received by management through the Corporate Secretary’s Office or the Investor Relations department.

32      2026 Notice and Proxy Statement

Board and Committee Evaluation Process
The Board views self-evaluation of Board and committee performance as an integral part of its commitment to continuous improvement. The Governance and Sustainability Committee annually reviews the evaluation process and considers ways to augment it.

2026 Notice and Proxy Statement      33

Board Advisors
The Board and its committees (consistent with the provisions of their respective charters) may retain their own advisors, at the Company’s expense, as they deem necessary to carry out their responsibilities.
Board Share Ownership
To help align Board and shareholder interests, Directors are encouraged to own Johnson Controls ordinary shares or their equivalent, with the guideline set at five times the annual cash retainer. Directors are expected to attain this minimum share ownership guideline within five years of joining the Board. Once a Director satisfies the minimum share ownership recommendation, the Director will remain qualified, regardless of market fluctuations, under the guideline as long as the Director does not sell any shares.
Director Independence
To maintain its objective oversight of management, the Board consists of a substantial majority of independent Directors. Our Board annually determines the independence of each Director and nominee for election as a Director, based on a review of the information provided by the Directors and executive officers, as well as a survey conducted by our legal and finance departments. The Board makes these determinations under the NYSE Listed Company Manual’s independence standards and our Corporate Governance Guidelines, which are more restrictive than the NYSE independence standards, and are available on our website at www.johnsoncontrols.com under the heading “Investors-Corporate Governance.”
Independent Directors:
•
are not former officers or employees of Johnson Controls or its subsidiaries or affiliates, nor have they served in that capacity within the last five years;

•
have no current or prior material relationships with Johnson Controls aside from their directorship that could affect their judgment;

•
have not worked for, nor have any immediate family members that have worked for, been retained by, or received anything of substantial value from Johnson Controls aside from his or her compensation as a Director;

•
have no immediate family member who is an officer of Johnson Controls or its subsidiaries or has any current or past material relationship with Johnson Controls;

•
do not work for, nor does any immediate family member work for, consult with, or otherwise provide services to, another publicly traded company on whose board of directors Johnson Controls’ CEO or other senior executive serves;

•
do not serve as, nor does any immediate family member serve as, an executive officer of any entity with respect to which Johnson Controls’ annual sales to, or purchases from, exceed the greater of two percent of either entity’s annual revenues for the prior fiscal year or $1,000,000;

•
do not serve, nor does any immediate family member serve, on either the board of directors or the compensation committee of any corporation that employs either a nominee for director or a member of the immediate family of any nominee for director; and

•
do not serve, nor does any immediate family member serve, as a director, trustee, executive officer or similar position of a charitable or non-profit organization with respect to which the Company or its subsidiaries made charitable contributions or payments in excess of the greater of $1,000,000 or two percent of such organization’s charitable receipts in the last fiscal year.

Directors meet stringent definitions of independence and for those Directors that meet this definition, the Board will make an affirmative determination that a Director is independent. The Board has determined that all of the Director nominees, with the exception of Mr. Weidemanis, meet these standards and are therefore independent of the Company.
Director Service
Directors are elected by an affirmative vote of a majority of the votes cast (in person or by proxy) by shareholders at the Annual General Meeting. They are elected to serve for one-year terms (except in instances where a Director is elected during a special meeting), ending after completion of the next succeeding Annual General Meeting. If a Director resigns or otherwise terminates his or her directorship prior to the next Annual General Meeting, the Board may appoint an interim Director until the next Annual General Meeting. Any nominee for Director who does not receive an affirmative vote of a majority of votes cast (in person or by proxy) by shareholders at the Annual General Meeting is not elected to the Board.
The rotation of committee chairs and members is considered on an annual basis to ensure diversity of Board member experience and variety of perspectives across the committees, but there is no strict committee chair rotation policy. Any changes

34      2026 Notice and Proxy Statement

in committee chair or member assignments are made based on committee needs, Director interests, succession planning, experience and availability, and applicable regulatory and legal considerations. Moreover, the value of rotation is carefully weighed against the benefits of committee continuity and experience.
Each Director is required to tender their resignation from the Board at the Annual General Meeting following his or her 75th birthday, and such resignation may not be waived by the Board. Directors are also expected to inform the Governance and Sustainability Committee of any significant change in their employment or professional responsibilities and are required to offer their resignation to the Board in the event of such changes. This allows for discussion with the Governance and Sustainability Committee to determine if it is in the mutual interest of both parties for the Director to continue on the Board.
The Governance and Sustainability Committee is responsible for the review of all Directors and where necessary will take action to recommend to shareholders the removal of a Director for performance, which requires the affirmative vote of a majority of the votes represented (in person or by proxy) at a duly called shareholder meeting.
Other Directorships, Conflicts and Related Party Transactions
We recognize the importance of having Directors with significant experience in other businesses and activities; however, Directors are expected to ensure that other commitments, including outside board memberships (including board leadership roles), do not interfere with their duties and responsibilities as members of the Board. In order to provide sufficient time for informed participation in their Board responsibilities, non-executive Directors are required to limit their external directorships of other public companies to three and Audit Committee members are required to limit their audit committee membership in other public companies to two. The Board may, in its discretion, waive these limits in special circumstances. When a Director or the CEO intends to serve on another public company board, the Governance and Sustainability Committee is required to be notified. The Governance and Sustainability Committee reviews the possibility of conflicts of interest or time constraints and must approve the CEO’s or Director’s appointment to the outside board. The Governance and Sustainability Committee also considers each Director’s outside commitments, including continued compliance with the Board’s limits on external directorships, when nominating or re-nominating Directors for election. Each Director is required to notify the Corporate Secretary of any potential conflicts. The CEO may serve on no more than one other public company board. The CEO shall resign or retire from the Board upon resigning or retiring from his role as CEO, following a transition period mutually agreed upon between the CEO and the Compensation and Talent Development Committee.
The Governance and Sustainability Committee continues to monitor external perspectives and trends on the appropriate number of public company boards on which directors may serve, including the proxy voting guidelines of our major shareholders and input from shareholder engagement discussions, voting policies of the major proxy advisory firms, corporate governance guidelines adopted by other public companies, board trends at peers and other significant public companies, and advice from outside advisors.
The Company has a formal, written procedure intended to ensure compliance with the related party provisions in our Code of Ethics and with our Corporate Governance Guidelines. For the purpose of the policy, a “related party transaction” is a transaction in which we participate and in which any related party has a direct or indirect material interest, other than ordinary course, arms-length transactions of less than 1% of the revenue of the counterparty. Transactions exceeding the 1% threshold, and any transaction involving consulting, financial advisory, legal or accounting services that could impair a Director’s independence, must be approved in advance by our Governance and Sustainability Committee. Any related party transaction in which an executive officer or a Director has a personal interest, or which could present a possible conflict under the Code of Ethics, must be approved in advance by a majority of disinterested Directors, following appropriate disclosure of all material aspects of the transaction.
Under the rules of the Securities and Exchange Commission, public issuers such as Johnson Controls must disclose certain “related person transactions.” These are transactions in which Johnson Controls is a participant where the amount involved exceeds $120,000, and a Director, executive officer or holder of more than 5% of our ordinary shares has a direct or indirect material interest. Although Johnson Controls engaged in commercial transactions in the normal course of business with companies where Johnson Controls’ Directors and Director nominees were employed and served as officers, none of these transactions exceeded 1% of Johnson Controls’ gross revenues and these transactions are not considered to be related party transactions.
Code of Ethics
We have adopted the Code of Ethics, which applies to all employees, officers, and Directors of Johnson Controls. The Code of Ethics meets the requirements of a “code of ethics” as defined by Item 406 of Regulation S-K and applies to our CEO, Chief Financial Officer and Chief Accounting Officer, as well as all other employees. The Code of Ethics also meets the requirements of a code of business conduct and ethics under the listing standards of the NYSE. The Code of Ethics is posted on our website at www.johnsoncontrols.com under the heading “About Us — Our Company — Ethics and Compliance.” We will also

2026 Notice and Proxy Statement      35

provide a copy of the Code of Ethics to shareholders upon request. We disclose any amendments to the Code of Ethics, as well as any waivers for executive officers or Directors on our website at www.johnsoncontrols.com under the heading “About Us — Our Company — Ethics and Compliance.” The Board of Directors annually certifies their compliance with the Code of Ethics. The Company maintains established procedures by which employees may anonymously report a possible violation of the Code of Ethics. The Audit Committee maintains procedures for receiving, retaining, and addressing complaints regarding accounting, internal accounting controls, or auditing matters received by the Company. The Audit Committee also maintains procedures for employees to report concerns regarding questionable accounting or auditing policies or practices on a confidential, anonymous basis.
Insider Trading Policy
We have adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, employees and independent contractors that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to the Company.
Directors, executive officers, employees and other related persons may not buy, sell or engage in other transactions in the Company’s shares while aware of material non-public information; buy or sell securities of other companies while aware of material non-public information about those companies that they became aware of as a result of business dealings between the Company and those companies; or disclose material non-public information to any unauthorized persons outside of the Company. The policy also restricts trading and other transactions for a limited group of Company employees (including executives and directors) to defined window periods that follow our quarterly earnings releases and restricts trading and other transactions following announcements of a share repurchase program.
A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended September 30, 2025.

36      2026 Notice and Proxy Statement

Sustainability
At Johnson Controls, sustainability is at the heart of our business and fundamental to everything we do. As the global leader in smart, healthy and sustainable buildings, our mission is to reimagine the performance of buildings to serve people, places and the planet.
Our emissions commitments, approved by the Science-Based Targets initiative, are to reduce Scope 1 and 2 emissions by 55% and Scope 3 emissions by 16% by 2030 compared to a 2017 baseline. We are also committed to achieve net zero scope 1 and 2 carbon emissions in alignment with The Climate Pledge, by 2040.
The management of Johnson Controls is responsible for developing our overall mission and strategic plan on an enterprise and business level. Our Board of Directors retains oversight authority, overseeing the implementation of the strategy and monitoring the effectiveness of management policies and decision-making to ensure the company is managed to achieve its objectives.
Sustainability Governance
Our Sustainability Governance Program includes four levels of oversight.
Board of Directors & Board Committees	The Board of Directors oversees the implementation of our mission, vision, and values across all aspects of our Company. The Board reviews our sustainability goals, achievements, and strategy, including climate, sustainability, employee health and safety and human capital management. The Governance and Sustainability Committee of our Board of Directors has been delegated primary oversight over the sustainability and health and safety matters impacting our company and is briefed each quarter on our progress. The Compensation and Talent Development Committee has been delegated primary oversight over human capital matters and employee experience.
Executive Committee	The authority for day-to-day oversight and management of economic, environmental, and social topics is delegated to the Executive Committee, which is chaired by our Chief Executive Officer, Joakim Weidemanis and comprised of the senior executives responsible for all our major corporate functions. Our Chief Sustainability and External Relations Officer is a member of the Executive Committee and reports directly to the CEO.
Sustainability Leadership Committee	The Sustainability Leadership Committee consists of senior leaders across our businesses, functions, and regions, and is chaired by the Chief Sustainability and External Relations Officer. The committee oversees our Enterprise Sustainability Councils.
Enterprise Sustainability Councils	Our Enterprise Sustainability Councils are cross-functional teams responsible for the execution of annual targets and for establishing long-term strategies to meet our sustainability commitments. All sustainability and corporate responsibility topics and associated targets, metrics and strategies fall into one of six Councils: climate; product stewardship; sustainable value chain; high performance culture; social impact, and governance. Our Governance Council ensures internal alignment and consistency with the development and execution of our sustainability strategy and reporting, including alignment with our Executive Committee and Board of Directors, as well as our sustainability disclosures.
For more information regarding our commitment to leadership in sustainability matters and our achievements in these areas, please also see “Proxy Summary — Sustainability” at the beginning of this Proxy Statement and our 2025 Sustainability Report available on our website located at www.johnsoncontrols.com/2025Sustainability. We are not including the information contained on our website or contained in our 2025 Sustainability Report as a part of, or incorporating it by reference into, this Proxy Statement.

2026 Notice and Proxy Statement      37

For More Information
We believe that it is important that Johnson Controls’ stakeholders and others are able to review its corporate governance practices and procedures. Our Corporate Governance Guidelines are embodied in a formal document that has been approved by Johnson Controls’ Board of Directors. It is available on our website at www.johnsoncontrols.com under the heading “Investors-Corporate Governance.” We will also provide a copy of the Corporate Governance Guidelines to shareholders upon request. Our Corporate Governance Guidelines and general approach to corporate governance as reflected in our Memorandum and Articles of Association and our internal policies and procedures are guided by U.S. practice and applicable federal securities laws and regulations and NYSE requirements. Although we are an Irish public limited company, we are not subject to, nor have we adopted, the U.K. Corporate Governance Code or any other non-statutory Irish or U.K. governance standards or guidelines. While there are many similarities and overlaps between the U.S. corporate governance standards applied by us and the U.K. Corporate Governance Code and other Irish/U.K. governance standards or guidelines, there are differences, in particular relating to the extent of the authorization to issue share capital and effect share repurchases that may be granted to the Board and the criteria for determining the independence of Directors.

38      2026 Notice and Proxy Statement

Compensation of Non-Employee Directors
The Governance and Sustainability Committee annually reviews Director compensation and recommends changes in the level and mix of compensation to the full Board. See the Compensation Discussion and Analysis for a detailed discussion of the Compensation and Talent Development Committee’s role in determining executive compensation.
Non-employee Director compensation for fiscal year 2025 consisted of an annual cash retainer of $145,000 and restricted stock units (“RSUs”) with a grant date value of approximately $180,000 and a one-year vesting term. The chairs of each standing committee received an additional retainer of $25,000. Prior to the change in the Board’s leadership structure, the Lead Director received an additional retainer of $40,000. Following the change to the Board’s leadership structure, the Board Chair receives an additional retainer of $200,000. A Director who is also an employee receives no additional remuneration for services as a Director. In fiscal year 2025, the Governance and Sustainability Committee conducted its annual review of Director compensation, which included a review of industry and peer Director compensation practices. Based on this review, the Governance and Sustainability Committee recommended no changes to director compensation for fiscal year 2026. The Board believes that the compensation of its non-employee Directors is reasonable, appropriate and consistent with market practice.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)1	Total ($)
Current Directors
Mr. Timothy M. Archer	$145,000	$180,000	$325,000
Ms. Jean Blackwell (GC)	$170,000	$180,000	$350,000
Mr. Pierre Cohade	$145,000	$180,000	$325,000
Mr. Patrick K. Decker	$145,000	$180,000	$325,000
Mr. W. Roy Dunbar	$145,000	$180,000	$325,000
Ms. Gretchen R. Haggerty (AC)	$170,000	$180,000	$350,000
Dr. Ayesha Khanna	$145,000	$180,000	$325,000
Mr. Seetarama (Swamy) Kotagiri	$145,000	$180,000	$325,000
Mr. Jürgen Tinggren (L)3	$178,370	$180,000	$358,370
Mr. Mark Vergnano (BC)3	$201,726	$180,000	$381,726
Mr. John D. Young (CC)3	$146,427	$180,000	$326,427
Retired Director
Ms. Simone Menne2	$64,847	N/A	$64,847
(BC) = Board Chair
(L) = Lead Director
(AC) = Audit Committee Chair
(CC) = Compensation and Talent Development Committee Chair
(GC) = Governance and Sustainability Committee Chair
(1)
This column reflects the fair value of the entire amount of awards granted to Directors calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, excluding estimated forfeitures. The fair value of RSUs is computed by multiplying the total number of shares subject to the award by the closing market price of the Company’s ordinary shares on the date of grant. RSUs granted to Board members generally vest and the underlying units are converted to shares and delivered to Board members on the anniversary of the grant date.

(2)
Ms. Menne retired from the Board in March 2025.

(3)
In connection with the retirement of George Oliver, on August 1, 2025 Mr. Vergnano assumed the role of Board Chair and the role of Lead Director, which had been held by Mr. Tinggren, was discontinued. On September 10, 2025, Mr. Young was appointed Chair of the Compensation and Talent Development Committee, succeeding Mr. Vergnano, who had served in such a role during Fiscal Year 2026 until Mr. Young’s appointment.

Charitable Contributions
The Board understands that its members, or their immediate family members, serve as directors, trustees, executives, advisors and in other capacities with a host of other organizations. If Johnson Controls directs a charitable donation to an organization in which a Johnson Controls Director, or their immediate family member, serves as a director, trustee, executive, advisor, or in other capacities with the organization, the Board must approve the donation. Any such donation approved by the Board will be limited to an amount that is less than 2% of that organization’s annual charitable receipts, and less than 2% of Johnson Controls’ total annual charitable contributions. In line with its matching gift policy for employees, Johnson Controls will make an annual matching gift of up to $3,000 for each Director to qualifying charities.

2026 Notice and Proxy Statement      39

Committees of the Board
The tables below sets forth committee membership as of the end of fiscal year 2025 and meeting information for each of the Board Committees.

Name	Audit Committee	Governance & Sustainability Committee	Compensation & Talent Development Committee	Executive Committee	Date Elected/ Appointed to Board
Mr. Timothy M. Archer			✓		03/13/2024
Ms. Jean Blackwell		Chair		✓	06/13/2018
Mr. Pierre Cohade	✓				12/05/2018
Mr. Patrick K. Decker			✓		07/31/2024
Mr. W. Roy Dunbar		✓			06/14/2017
Ms. Gretchen R. Haggerty(*)	Chair			✓	03/07/2018
Dr. Ayesha Khanna		✓			03/08/2023
Mr. Seetarama (Swamy) Kotagiri	✓				03/13/2024
Mr. Jürgen Tinggren		✓			03/05/2014
Mr. Mark Vergnano (C)			✓	Chair	09/06/2016
Mr. Jaokim Weidemanis				✓	03/12/2025
Mr. John D. Young			Chair	✓	12/07/2017
(C) = Independent Board Chair		(*) Audit Committee Financial Expert
During fiscal 2025, the full Board met 5 times. All Directors attended at least 75% of the Board and committee meetings on which they serve. The average Director attendance for all board and committee meetings during fiscal 2025 was approximately 99%. The Board’s Corporate Governance Guidelines provide that Board members are expected to attend each Annual General Meeting in person or virtually. At the 2025 Annual General Meeting, all of our current Board members who were Board members at such time were in attendance.

40      2026 Notice and Proxy Statement

Audit Committee

Committee Overview
•
The Audit Committee monitors the integrity of Johnson Controls’ financial statements, the independence and qualifications of the independent auditors, the performance of Johnson Controls’ internal auditors and independent auditors, Johnson Controls’ compliance with legal and regulatory requirements and the effectiveness of Johnson Controls’ internal controls. The Audit Committee is also responsible for retaining, subject to shareholder approval, evaluating, setting the remuneration of, and, if appropriate, recommending the termination of Johnson Controls’ auditors. The Audit Committee discusses with the independent auditor any critical audit matters. The Audit Committee holds meetings regularly with our independent and internal auditors, the Board, and management to review and monitor the adequacy and effectiveness of reporting, internal controls, and compliance with our Code of Ethics and other policies. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

•
The Audit Committee operates under a charter approved by the Board. The charter is posted on Johnson Controls’ website at www.johnsoncontrols.com and we will provide a copy of the charter to shareholders upon request.

Committee Membership
•
The current members of the Audit Committee are Messrs. Cohade and Kotagiri and Ms. Haggerty, each of whom is independent under NYSE listing standards and SEC rules for audit committee members. Ms. Haggerty is the chair of the Audit Committee. The Board has determined that Ms. Haggerty is an audit committee financial expert.

Meetings in Fiscal Year 2025 9
Governance and Sustainability Committee

Committee Overview
•
The Governance and Sustainability Committee identifies individuals qualified to become Board members, recommending to the Board the Director nominees for the Annual General Meeting, develops and recommends to the Board a set of Corporate Governance Guidelines, and plays a general leadership role in Johnson Controls’ corporate governance and the oversight of environmental, social, governance, political, legislative, and public policy trends that could impact the Company. In addition, the Governance and Sustainability Committee oversees our environmental, health and safety management system and enterprise risk assessment activities, including the oversight of cybersecurity and AI risks. The Governance and Sustainability Committee receives quarterly updates from management on cybersecurity, health and safety and sustainability matters. The Governance and Sustainability Committee reviews the Company’s’ overall sustainability strategy, metrics, targets, goals and progress, as well as the development of new sustainability-based targets. The Governance and Sustainability Committee also oversees and makes recommendations to the Board regarding the compensation of our independent Directors.

•
The Governance and Sustainability Committee operates under a charter approved by the Board. The charter is posted on Johnson Controls’ website at www.johnsoncontrols.com and we will provide a copy of the charter to shareholders upon request.

Committee Membership
•
The current members of the Governance and Sustainability Committee are Mses. Blackwell and Khanna and Messrs. Dunbar and Tinggren. Ms. Blackwell is the Chair of the Governance and Sustainability Committee. The Board of Directors has determined that each of the members of the Governance and Sustainability Committee is independent under NYSE listing standards.

Meetings in Fiscal Year 2025 4

2026 Notice and Proxy Statement      41

Compensation and Talent Development Committee

Committee Overview
•
The Compensation and Talent Development Committee reviews and approves compensation and benefits policies and objectives, determines whether Johnson Controls’ officers, Directors and employees are compensated according to these objectives, and assists the Board in carrying out certain of its responsibilities relating to the compensation of Johnson Controls’ executives. The Compensation and Talent Development Committee also reviews the talent development and succession plans for the CEO and other senior leadership positions, our human capital management practices, policies, strategies and goals, our senior leadership pipeline development, including the recruitment, development and retention of senior leadership talent, and our talent inclusion initiatives and progress.

•
The Compensation and Talent Development Committee operates under a charter approved by the Board. The charter is posted on Johnson Controls’ website at www.johnsoncontrols.com and we will provide a copy of the charter to shareholders upon request.

Committee Membership
•
The current members of the Compensation and Talent Development Committee are Messrs. Archer. Decker, Vergnano and Young. Mr. Young is the Chair of the Compensation and Talent Development Committee. The Board of Directors has determined that each of the members of the Compensation and Talent Development Committee is independent under NYSE listing standards. In addition, each member is a “Non-Employee” Director as defined in the Securities Exchange Act of 1934 and is an “outside director” as defined in section 162(m) of the U.S. Code. For more information regarding the Compensation and Talent Development Committee’s roles and responsibilities, see the Compensation Discussion and Analysis.

Meetings in Fiscal Year 2025 6
Executive Committee

Committee Overview
•
The Executive Committee assists the Board in fulfilling its oversight responsibility with its review and monitoring of major corporate actions including external corporate development activities, business portfolio optimization, capital appropriations and capital expenditures.

•
The Executive Committee operates under a charter approved by the Board. The charter is posted on Johnson Controls’ website at www.johnsoncontrols.com and we will provide a copy of the charter to shareholders upon request.

Committee Membership
•
The current members of the Executive Committee are Mses. Blackwell and Haggerty and Messrs. Weidemanis, Vergnano and Young. Mr. Vergnano is the chair of the Executive Committee.

Compensation Committee Interlocks and Insider Participation
During fiscal year 2025, Messrs. Archer, Decker, Vergnano and Young served on the Compensation and Talent Development Committee. None of the members of the Compensation and Talent Development Committee during fiscal year 2025, or as of the date of this Proxy Statement, is or has been an officer or employee of the Company and no executive officer of the Company served on the compensation committee or board of any company that employed any member of the Company’s Compensation and Talent Development Committee or Board of Directors.

42      2026 Notice and Proxy Statement

Compensation Discussion & Analysis
At Johnson Controls we are leading the buildings transformation by delivering system and service solutions that maximize the opportunities around the lifecycle of the building, delivering outcomes to the customer that save energy, reduce emissions, maintain uptime, and optimize building lifecycle costs while delivering mission-critical environments and improving the overall occupant experience. As the global leader in smart, healthy and sustainable buildings, our mission is to reimagine how buildings perform and operate. With a comprehensive product portfolio, significant install base and substantial field position, we deliver differentiated services and solutions designed to address our customers’ specific needs in their core missions. Supporting customers as they accelerate their journey toward a smart, healthy, and sustainable future requires a world class team working with the highest levels of integrity, purpose, and passion. To ensure we succeed with a high-performance, customer centric culture, our compensation programs are designed to reward our employees, including our executive officers, accordingly.
This Compensation Discussion & Analysis (CD&A) section of our Proxy Statement sets out the mechanics of our executive compensation program, in particular its application and outcomes in respect of fiscal 2025, ending September 30, 2025.
2025 Named Executive Officers (NEOs)

Named Executive Officer	Title
Joakim Weidemanis1	Chief Executive Officer
Marc Vandiepenbeeck	Executive Vice President & Chief Financial Officer
Lei Schlitz	Vice President & President, Global Products & Solutions (GPS)
Julie Brandt	Vice President and President, Global Commercial & Field Operations (GC&FO)
Chris Scalia2	Executive Vice President, Chief Human Resources Officer
George R. Oliver3	Former Chairman & Chief Executive Officer

(1)
Mr. Weidemanis was appointed Chief Executive Officer effective March 12, 2025

(2)
Mr. Scalia was appointed as Executive Vice President, Chief Human Resources Officer effective July 14, 2025

(3)
Mr. Oliver retired as Chief Executive Officer effective March 12, 2025

2026 Notice and Proxy Statement      43

Executive Summary
Fiscal 2025 Priorities and Performance
In fiscal 2025, we delivered strong results for our shareholders and reinforced our leadership in markets demanding innovative solutions for energy efficiency and mission-critical environments. We also strengthened our foundation for sustained growth and profitability. Notably we:
•
Grew revenue 3% overall and 6% organically to $23.6 billion;

•
Expanded margins and achieved strong free cash flow conversion;

•
Generated top quartile three-year total shareholder return relative to the S&P 500 industrials;

•
Posted GAAP EPS of $2.63, up 26%, and Adjusted EPS* of $3.76, up 17%;

•
Returned $7 billion to shareholders through dividends and share repurchases;

•
Delivered a 7% increase in orders, with Systems up 7% and Service up 7%; and

•
Ended fiscal 2025 with a record backlog of approximately $15 billion, up 13%.

These results reflect disciplined execution and a focus on delivering long-term shareholder value. We are proud of our fiscal 2025 performance and believe the results are appropriately reflected in executive compensation, consistent with our pay-for-performance philosophy. Under our Annual Incentive Performance Program (AIPP) and fiscal 2023-2025 performance share unit awards, we set ambitious goals designed to drive above-market performance. Our compensation outcomes reflect this performance and reinforce our commitment to aligning pay with results. In addition to our strong fiscal 2025 financial performance, we have generated strong order momentum and a record backlog that positions us well for fiscal 2026.
*
See Annex A to this Proxy Statement for a reconciliation of adjusted EPS from continuing operations and organic revenue to our results for the most directly comparable financial measure as reported under GAAP in the United States

44      2026 Notice and Proxy Statement

2025 CEO & Leadership Transitions
In July 2024, Mr. Oliver, Former Chairman and Chief Executive Officer of the Company, announced his intention to retire and asked that the Board of Directors initiate the Company’s CEO succession plan to identify and appoint his successor. Following a comprehensive succession planning process led by the Board of Directors, Mr. Weidemanis was appointed Chief Executive Officer, effective March 12, 2025. Mr. Weidemanis brings more than 30 years of global leadership experience, most recently serving as Executive Vice President at Danaher Corporation. Mr. Oliver continued in the role of Chairman of the Board of Directors until his retirement from the Board of Directors on July 31, 2025 and remained with the Company in an advisory role supporting the leadership transition through December 31, 2025.
In addition, in July 2025, the Company appointed Mr. Scalia as Executive Vice President and Chief Human Resources Officer. Mr. Scalia’s appointment reflects the Company’s continued commitment to enhancing its employee experience and advancing its growth-oriented strategy.
CEO Succession Compensation
As part of his appointment as Chief Executive Officer, Mr. Weidemanis received a compensation package that includes a base salary of $1,500,000 and participation in the Company’s AIPP for fiscal 2025. His target bonus opportunity under the program was 160% of his base salary and was prorated based on his start date. He also received long-term equity incentive awards for fiscal 2025, consistent with those granted to other senior executives. These awards have a total target value of $10,000,000, consisting of three-year performance share units (PSUs) with a value of $5,000,000, restricted share units (RSUs) with a value of $2,500,000 and share options with a value of $2,500,000.
In addition, Mr. Weidemanis received a one-time equity grant valued at $5,000,000 on March 12, 2025. This grant includes 75% in PSUs under the Company’s fiscal 2024-2026 Long-Term Incentive Performance Program, which will vest in December 2026 based on the achievement of the performance goals established under the program, and 25% in share options that vest 50% one year after the grant date and 50% on December 7, 2026. These options may be exercised for up to 10 years from the grant date. This grant is designed to further align Mr. Weidemanis’s compensation with the interests of our shareholders and to maintain consistency with the alignment of other senior executives participating in the 2024-2026 LTIPP cycle. The cycle remains in progress, providing meaningful opportunity for Mr. Weidemanis to influence long-term performance outcomes.
The Committee determined that Mr. Weidemanis’ compensation package is appropriate and aligned with the median of the market for similarly situated chief executive officers.
In connection with his retirement as CEO, Mr. Oliver entered into an Employment Transition Agreement with the Company. Pursuant to the agreement, Mr. Oliver retired from his role as CEO on March 12, 2025 and continued to serve as Chairman of the Board through July 31, 2025. During this period, he received a cash retainer at an annual rate of $145,000, pro-rated for the period between March 12, 2025 and July 31, 2025, and a supplemental retainer at an annual rate of $200,000 for his service as non-executive Chairman of the Board, pro-rated for the period between March 12, 2025 and July 31, 2025. After retiring from the Board, Mr. Oliver served as an advisor to the Company from August 1, 2025 through December 31, 2025, earning a monthly advisory fee of $75,000. He was also eligible for a pro-rated award under the fiscal 2025 AIPP based on actual performance for the full fiscal year, pro-rated for the period from October 1, 2024 through his March 12, 2025 retirement date. In addition, Mr. Oliver’s outstanding equity awards continued to vest according to their original schedules until the completion of his advisory services under the Employment Transition Agreement. Upon his separation, a pro-rata portion of Mr. Oliver’s remaining unvested restricted share units and share options vested on a pro-rata basis, with options remaining exercisable through their original expiration dates, and a pro-rata portion of Mr. Oliver’s remaining unvested and unearned performance share units remained eligible to vest and be earned based on actual performance following the end of the applicable three-fiscal-year performance period.

2026 Notice and Proxy Statement      45

Fiscal 2025 Compensation
Our compensation program is designed to align compensation effectively and transparently with performance. Accordingly, the performance described on the previous pages is reflected in the outcomes under our compensation program, with fiscal 2025 annual incentives and fiscal 2023-2025 Performance Share Unit (“PSU”) awards being earned above target.
Fiscal 2025 annual incentive awards paid out at 176.6% of target for the NEOs. See page 57 for details	Fiscal 2023-2025 PSU awards subject to a three-year performance period concluding September 30, 2025 paid out at 124.2% of target. See page 61 for details
Pay for Performance
To assess the alignment between performance and compensation, the Compensation and Talent Development Committee (the “Committee”) relies on advice from its independent compensation consultant, Farient Advisors LLC (“Farient”). Farient evaluates the relationship between performance and compensation and the Committee then considers this relationship in making and recommending pay decisions pertaining to executives and the CEO. On the Committee’s behalf, Farient used several methods in assessing our pay for performance alignment, including:
•
Farient’s proprietary alignment methodology, which assesses the extent to which 3-year Total Shareholder Return (TSR) and 3-year average Performance-Adjusted Compensation (which includes actual salary, actual annual incentives paid, and the value of equity at the end of the 3-year period using actual PSU awards, if known, and target PSU awards for incomplete performance cycles, and the Black-Scholes value of options granted during the 3-year period, all valued at the stock price at the end of the 3-year period) are aligned;

•
A review of pay-for-performance tests used by proxy advisory firms;

•
An analysis of realizable pay relative to target pay compared to peers; and

•
A review of our Pay Versus Performance disclosure, including the relationship of CEO and NEO compensation actually paid versus our TSR and net income and our peer TSR.

Given the results of these assessments, the Committee concluded that Johnson Controls’ executive compensation, including that for the CEO, is aligned with our performance.
Fiscal 2025 Shareholder Engagement
The Company continued its yearly shareholder outreach efforts, offering meetings to our top 25 shareholders, representing over 60% of the Company’s outstanding shares. Meetings were requested by and held with eleven shareholders, representing approximately 34% of the Company’s outstanding shares. These meetings provided the Company with valuable feedback on the Company’s compensation and governance practices.
Feedback indicated that investors continue to be comfortable with the general structure and operation of our executive compensation program. The CEO transition was a key topic, with investors expressing optimism and interest in the new CEO’s strategic direction and leadership approach. The company provided context on the selection process and reiterated its commitment to aligning executive compensation with long-term performance.
Shareholders expressed alignment with the Committee’s decision to maintain its existing executive compensation framework through fiscal 2026 to allow Mr. Weidemanis time to establish his strategic priorities before considering whether changes to the Company’s executive compensation framework are appropriate in light of those priorities. Investors encouraged clear disclosure when changes occur and emphasized the importance of differentiated performance metrics across incentive plans. Feedback also supported a pay-for-performance approach that reflects actual outcomes, including rewarding executives for delivering strong performance.

46      2026 Notice and Proxy Statement

Navigating the CD&A
In the balance of this CD&A we provide additional details on the items described on the previous pages, along with information on our executive compensation design, management and outcomes.
Executive Compensation Framework	Executive Compensation Philosophy and Principles | Elements of Executive Compensation	Page 48
Executive Compensation Management	Roles in Determining Executive Compensation | Use of an Independent Compensation Consultant | Annual Say-on-Pay Vote | Shareholder Engagement | Use of Market Data | Metric Selection and Goal Setting	Page 51
Fiscal 2025 Compensation Decisions and Outcomes	Base Salary | Annual Incentive Performance Program | Long-Term Equity Incentive Awards | Retention Awards | New Hire Awards	Page 55
Additional Information
Other Executive Compensation Policies | Executive Benefits and Perquisites | Executive Severance and Change-in-Control Policy | Global Executive Assignment Agreement | Tax and Accounting Considerations | Compensation Risk Assesment

2026 Notice and Proxy Statement      47

Executive Compensation Framework
Executive Compensation Philosophy and Principles
Our executive compensation program is designed to attract and retain highly qualified executives, motivate our executives to achieve our overall business objectives, and align our executives’ interests with those of our shareholders. We achieve this through a set of underlying principles that inform the design and operation of our executive compensation program. We believe that our fiscal 2025 compensation practices demonstrated our commitment to these principles.
Pay-for- performance
✓
Set majority of compensation as variable and at-risk

✓
Tie incentives to performance against financial, operational, strategic and individual goals

✓
Use quantifiable and measurable performance metrics and goals that are clearly disclosed

✓
Provide significant upside and downside potential for superior and low performance

Target pay appropriately	✓ Conduct competitive market based total compensation benchmark analysis against similarly sized industrial companies for comparable positions
Align interests with our stakeholders
✓
Design programs that discourage unnecessary or excessive risk-taking

✓
Cap payout opportunities under the incentive plans

✓
Require minimum vesting periods for equity awards

✓
Reward long-term financial results that drive value creation through a balanced equity mix

✓
Operate meaningful share ownership guidelines

✓
Maintain a pay recoupment (i.e., claw back) policy that exceeds regulatory requirements

✓
Prohibit insider trading, hedging and pledging of Company stock

✓
Maintain Equity Award Grant Policy ensuring appropriate policies and practices with respect to equity awards

✓
Engage with shareholders on executive compensation matters

✓
Engage an independent compensation consultant to provide analysis and advice

✓
Conduct an annual say-on-pay vote

Avoid poor governance practices
✘
No tax gross-ups on any change-in-control benefits

✘
No single-trigger accelerated vesting on a change-in-control (double-trigger provisions)

✘
No discounting, reloading or re-pricing of share options without shareholder approval

✘
No guaranteed compensation or guaranteed increases

✘
No excessive perquisites

✘
No employment agreements with executive officers, except where legally required, in which case they follow market norms

✘
No dividends paid on unvested restricted share units or performance share units until such awards vest

48      2026 Notice and Proxy Statement

Elements Of Executive Compensation
Consistent with our compensation philosophy, the majority of our NEOs’ annual target total direct compensation in fiscal 2025 was variable and at-risk.

## Mr. Weidemanis, Chief Executive Officer

9%
15%
76%
91%

Base Salary
Target Annual Incentive Award
Annual Target Long-Term Equity Incentive Award
Total Variable, At-Risk Compensation (excludes retention and new hire awards)

## All Other NEOs (average)

20%
18%
62%
80%

2026 Notice and Proxy Statement      49

Element	Purpose	Performance Alignment	Recent Changes
Base Salary	Recognize role scope, skills required, performance, contribution, leadership, and potential	Individual performance considered when determining changes
Mr. Vandiepenbeeck received a 13.3% increase and Ms. Brandt received a 7.1% increase in base salary, recognizing performance and aligning with competitive market positioning.
The other NEOs did not receive increases in their base salaries for fiscal 2025.
Mr. Weidemanis’ base salary was set in alignment with the median of the market for similarly situated officers. Mr. Scalia’s base salary was based on a competitive analysis of the market, Mr. Scalia’s compensation at his prior role and incentivizing Mr. Scalia to accept employment with the Company.

Annual Incentive Award	Tie compensation to the successful execution of our operating plan and strategic goals as well as Business Unit and individual performance
Opportunity of 0%-200% of target based on performance
Based on performance against three equally weighted financial metrics: EBIT Growth, revenue growth, and free cash flow conversion; a strategic initiative modifier (+/- 15%) based on performance against pre-established shared strategic priorities; a Business Unit performance modifier; and an individual modifier (+10%/-25%)

The NEOs did not receive increases to their target opportunity percentage for fiscal 2025.
Mr. Weidemanis’ annual incentive award was set in alignment with the median of the market for similarly situated officers. Mr. Scalia’s annual incentive award was based on a competitive analysis of the market, Mr. Scalia’s compensation at his prior role and incentivizing Mr. Scalia to accept employment with the Company.

Long-Term Incentive Equity Awards	Attract, retain and motivate executive talent; align interests with our shareholders and value realization with stock price; drive accountability for long-term performance
PSUs (50%), share options (25%) and RSUs (25%)
PSUs are based on performance against three equally weighted measures assessed over three years: cumulative pre-tax earnings, recurring revenue and relative TSR versus the S&P 500 Industrials; realized PSU values vary based on the value of Johnson Controls share price
Share option and RSU value realization are tied to Johnson Controls’ stock price performance
PSUs cliff vest after three-year performance period; Options vest 50% after two years and 50% after three years; RSUs vest equally over three years

Mr. Vandiepenbeeck received a 18.2% increase, Ms. Brandt received a 12.5% increase and Mr. Oliver received a 9.1% increase to their target long-term incentive, recognizing performance and aligning with competitive market positioning.
The other NEOs did not receive increases in their target long- term incentive compensation for fiscal 2025
Mr. Weidemanis’ long-term incentive award was set in alignment with the median of the market for similarly situated officers. Mr. Scalia’s long-term incentive award was based on a competitive analysis of the market, Mr. Scalia’s compensation at his prior role and incentivizing Mr. Scalia to accept employment with the Company.

50      2026 Notice and Proxy Statement

Executive Compensation Management
The Committee comprises independent directors who develop, amend and approve our executive compensation program. To ensure the executive compensation program is effective and reasonable, the Committee uses a variety of inputs including the results of our annual say-on-pay vote, feedback from shareholders, the advice of the Committee’s independent compensation consultant informed by market practices, and input from the Chief Executive Officer.
Roles in Determining Executive Compensation
Compensation and Talent Development Committee
•
Develop, amend and approve executive compensation programs to remain consistent with our values and philosophy, support the recruitment and retention of executive talent, and help achieve business objectives

•
Determine and approve the appropriate level of compensation for all executive officers, other than the CEO

•
Determine and approve short-term and long-term incentive plan targets for all executive officers, other than the CEO

•
Evaluate CEO individual performance and recommend CEO compensation to the independent Board of Directors

•
Review talent development and succession plans for the CEO and other executive officer roles, and make recommendations to the independent Board of Directors regarding the appointment of the executive officers

•
Approve the independent compensation consultant’s fees and terms of the engagement

Independent Directors of the Board
•
Review and approve CEO compensation, and annual and long-term corporate goals relevant to CEO compensation

•
Review and approve talent development and succession planning recommendations for all executive officer roles

CEO	• Evaluate performance of the executive officers, other than himself, and make compensation recommendations to the Committee
Independent Compensation Consultant
•
Inform the Committee of market trends, and developments in executive compensation, and provide recommendations for appropriate adjustments to the Company’s compensation program, policies, and practices in-line with our business and talent strategies, and investor expectations

•
Analyze the prevailing executive compensation structure and plan designs, and assess the competitiveness of our compensation program in the context of aligning executive officer interests with those of our shareholders

•
Test the incentive plan performance goals to ensure appropriate rigor and alignment with shareholder interests

Use of an Independent Compensation Consultant
The Committee has the sole authority to engage the services of outside advisors, experts, and others to assist in performing its duties. Since December 2017, the Committee has engaged Farient Advisors. Other than the services it provided to the Committee, Farient Advisors did not provide any services to the Company during fiscal 2025. The Committee has considered and assessed all relevant factors that could give rise to a potential conflict of interest with respect to the work performed. Based on this review, the Committee has determined that Farient Advisers is independent of the Company and its management and did not identify any conflict of interest.
Annual Say-on-Pay Vote
In designing our executive compensation program, the Committee annually presents a ‘say-on-pay’ vote to our shareholders. In March 2025, we received approximately 92% support, indicating that shareholders representing a substantial majority of our shares supported our executive compensation program.
Shareholder Engagement
Johnson Controls is committed to maintaining ongoing dialogue with our shareholders to enable us to solicit and respond to feedback about our executive compensation programs in a timely manner. The feedback that we receive through our bi-annual

2026 Notice and Proxy Statement      51

engagement efforts is an important input into discussions and decisions regarding executive compensation, in addition to market practices, the advice of our independent compensation consultant and business strategy.
During fiscal 2025, we reached out to our top 25 shareholders, representing over 60% of our outstanding shares. Eleven investors representing approximately 36% of our outstanding shares requested meetings. Consistent with prior years, we heard that our shareholders are pleased with our approach to executive compensation. A key topic of discussion was the CEO transition, with shareholders generally expressing optimism about the appointment of Mr. Weidemanis as Chief Executive Officer. Engagement discussions focused on anticipated strategic, cultural, and operational shifts under new leadership, including potential implications for compensation philosophy and program design. In response to shareholder inquiries, the company provided additional context regarding the CEO selection process and reaffirmed its commitment to a performance-driven compensation framework aligned with long-term value creation.
The Compensation Committee received constructive feedback regarding the company’s executive compensation structure, which continues to be viewed favorably by shareholders. While some investors inquired about potential changes under the new CEO, there was broad alignment with the Committee’s decision to maintain its existing executive compensation framework through fiscal 2026 to allow Mr. Weidemanis time to establish his strategic priorities before considering whether changes to the Company’s executive compensation framework are appropriate in light of those priorities. Shareholders encouraged expanded disclosure when material changes are made to compensation programs or when equity grants are issued and emphasized the importance of avoiding duplicative performance metrics across short- and long-term incentive plans. Investors also expressed support for a compensation design that appropriately differentiates payouts based on performance outcomes, reinforcing the Committee’s philosophy of aligning executive pay with shareholder interests and company performance.
Johnson Controls remains committed to ongoing engagement as it provides helpful insight into the real-time perspectives of our shareholders.

52      2026 Notice and Proxy Statement

Use of Market Data
The Committee engages the independent compensation consultant to undertake an annual review of the compensation peers that are used to provide insight into market-competitive pay levels and practices. In partnership with our independent compensation consultant, a robust process has been established to appropriately assess the relevance of different companies in the context of making compensation comparisons. As with prior years, an established process was used to assess the peer group composition and establish the fiscal 2025 peers.
U.S. Traded Companies	Companies traded on U.S. stock exchanges that will disclose compensation levels and design practices for NEOs
Similar Business Models	Companies that operate in similar arenas, requiring similar skills and experiences from their executive talent, and being subject to similar market forces
Size (Revenue Within 1/2x-2x Range)	Companies of a broadly relevant revenue size as an indicator of complexity and scope for executive roles; companies that are of a reasonable revenue size for making market comparisons
S&P 500 Industrials Company	Companies that operate in the broad industrials arena, again indicating executive talent with relevant skills and companies that are subject to similar market forces
Geographic Footprint	Companies with international revenue of at least 35% of their total revenue, indicating multi-national operations, the complexity that results in and the associated skills required by executives
Other Factors	Other factors that are relevant as it pertains to global business operations and executive talent, such as operations that emphasize technology

Fiscal 2025 Compensation Peers
• 3M Company • Carrier Global Corporation* • Caterpillar Inc. • Cummins Inc. • Deere & Company • Eaton Corporation* • Emerson Electric Co.	• General Dynamics Corporation • Honeywell International, Inc.* • Otis Worldwide Corporation* • Parker Hannifin Corporation • Stanley Black & Decker Inc. • Trane Technologies*

(*)
The Committee also references subsets of the compensation peers for goal-setting purposes, inclluding a subset of the Company’s compensation peers that operate in the HVAC industry and a subset of certain compensation peers together with Api Group, Allegion, and Lennox. These additional companies are excluded as compensation peers because they do not meet the evaluation criteria used for our analysis. Additional information on the goal setting process is summarized in the following section.

At the time of approval of the fiscal 2025 compensation peers, Johnson Controls ranked at the 53rd percentile relative to compensation peers with respect to revenue. The Committee remains comfortable that this compensation peer group is appropriate.
The Committee considers pay data from the compensation peer group as one of several reference points it uses to target total direct compensation (base salary, annual incentive target, and long-term incentive target). In using the data, the Committee sets pay at a market competitive rate intended to balance the objectives of ensuring appropriate pay positioning in the market while enabling the Company to attract and retain high-performing talent in a competitive environment.
Given reliable proxy data is only consistently available for the CEO and CFO, the Committee references general industry survey data using the same approach for these as well as all other roles. The variation of actual pay relative to the market data is dependent on the executive officer’s performance, experience, knowledge, skills, level of responsibility, potential to impact on our performance and future success, the need to attract, retain and motivate strategic talent.

2026 Notice and Proxy Statement      53

Metric Selection and Goal Setting
Central to our pay-for-performance philosophy is maintaining a rigorous goal setting process that is used to determine both our annual and long-term incentive plan performance targets. Each year, management, the Committee, and our independent consultant spend meaningful time determining metrics, goal ranges, and testing the appropriateness of our incentive program thresholds, targets, and maximums.
For fiscal 2025, the Committee reaffirmed its support of the fundamental aspects of program design, including the performance metrics used in fiscal 2025.
Following agreement on the metrics, we establish the performance goals and ranges associated with each of them. The objective is to set ranges that contain adequate stretch to incentivize performance but also fit within our risk framework so as not to encourage excessive risk taking. In setting goals, we take account of the Company’s historical and projected performance, historical and expected performance of the S&P 500 Industrials, and historical and projected performance of our compensation and select peer group in conjunction with our annual plan and external macro-economic factors impacting on our business.
Based on the data, management proposes goal ranges for each performance metric to the Committee, which are also assessed by the independent compensation consultant. In its analysis, our independent consultant assesses the probability of achievement of our threshold, target, and maximum goals given historical performance realized among peers and the S&P 500 Industrials and provides the Committee with an independent perspective on the robustness of our goals. The Committee tests the stretch and potential payouts to ensure they are challenging, and the level of performance will be reflected appropriately in the payout levels.
Management	Independent Consultant	Compensation and Talent Development Committee

Proposes goal ranges based on analysis of:
•
Johnson Controls’ financial forecasts

•
Historical S&P 500 Industrials performance

•
Projected S&P 500 Industrials performance

•
Projected compensation and select peers’ performance

•
Analyst expectations

•
Shareholder feedback

•
Macro-economic trends

Evaluate management-proposed ranges by:
•
Assessing likelihood of achievement based on historical performance

•
Validating against analyst expectations of performance

•
Reviewing absolute value and spread of threshold, target and maximum goals

Approves the proposed ranges following a review of materials prepared by management and the independent compensation consultant, and the resolution of any questions raised which may result in revisions to the proposed ranges
Our metric selection and goal-setting processes allow for the continual assessment of how our incentives support our strategy and drive shareholder returns.
The Committee receives interim performance updates at subsequent meetings to understand how the Company is progressing in the context of the performance goals set at the outset of the year.

54      2026 Notice and Proxy Statement

Fiscal 2025 Compensation Decisions And Outcomes
Base Salary
Following a review of compensation in September 2024, the base salaries of Ms. Schlitz and Mr. Oliver were left unchanged for fiscal 2025. Mr. Vandiepenbeeck received a fiscal 2025 base salary increase of 13.3%, and Ms. Brandt received a 7.1% increase, both effective October 1, 2024. These adjustments were made based on performance and to align base pay with competitive market positioning. Mr. Weidemanis’ base salary was set in alignment with the median of the market for similarly situated officers. Mr. Scalia’s base salary was based on a competitive analysis of the market, Mr. Scalia’s compensation at his prior role and incentivizing Mr. Scalia to accept employment with the Company.

NEO	Fiscal 2024 Target Base Salary	Target Percent Change	Fiscal 2025 Target Base Salary
Joakim Weidemanis1			$1,500,000
Marc Vandiepenbeeck	$750,000	13.3%	$850,000
Lei Schlitz	$775,000	0%	$775,000
Julie Brandt	$700,000	7.1%	$750,000
Chris Scalia1			$675,000
George R. Oliver2	$1,500,000	0%	$1,500,000

(1)
New NEO for fiscal 2025 the amount of salary actually paid during fiscal 2025 was pro-rated from the amount shown in the table to reflect the partial year of service

(2)
The amount of salary actually paid to Mr. Oliver during fiscal 2025 was pro-rated from the amount shown in the table to reflect the partial year of service prior to Mr. Oliver’s retirement.

Annual Incentive Performance Program (AIPP)
Our AIPP rewards executives for their execution of our operating plan, commitment to sustainability, employee engagement and inclusion, and other strategic initiatives, as well as for financial performance that drives long-term shareholder value creation. Award opportunities are positioned relative to the competitive market for comparable jobs. This plan places a significant portion of total cash compensation at risk, thereby aligning executive rewards with financial results. It also offers an opportunity for meaningful pay differentiation tied to the performance of the enterprise, Business Unit, and individual contributions. Payment is capped at 200% regardless of the achievement of the strategic and individual modifiers and Business Unit performance.
Financial Performance	X	Strategic Initiative Modifier +/- 15%	=	AIPP Result and Funding Pool	X	Business Unit Performance	X	Individual Contribution Modifier +10%/-25%	=	Final Payout Subject to 200% of Target Cap
In December 2024, the Committee approved the fiscal 2025 AIPP performance measures and their associated goals. Financial measures remained unchanged, consisting of earnings before interest and taxes (EBIT) growth, revenue growth, and enterprise free cash flow conversion. The Strategic Incentive Modifier remained unchanged to further align with our business strategy, rewarding our ability to drive services growth. These measures, defined below, were selected as they focus our executive officers on the Company’s performance, profitability, operating strength and efficiency.
Once the fiscal 2025 AIPP funding is established, the CEO assesses each Business Unit’s financial, sustainability and organizational health results to determine specific Business Unit AIPP pools (total combined pool not to exceed the overall pool created by the financial and strategic results). Finally, an individual contribution modifier is applied. The CEO assesses individual performance for the NEOs other than himself; the Committee assesses the CEO’s performance.

2026 Notice and Proxy Statement      55

Metrics and Definition	Weight	Why it Matters
EBIT growth | Net income adjusted for income tax expense, financing costs, foreign exchange and certain significant special items, such as, transaction/ integration/ separation costs, impairment charges, in-year acquisitions/divestitures, restructuring costs, mark-to-market adjustments related to restricted asbestos investments and pension and post- retirement plans and the adoption of new accounting pronouncements, all as reflected in our audited financial statements that appear in our Annual Report on Form 10-K.	1/3	Aligns annual organic EBIT growth resulting from effective and efficient execution of our operating plan to broadly comparable companies subject to similar external market and economic factors.
Revenue growth | Revenue adjusted for the impact of foreign exchange and in-year acquisitions/divestitures.	1/3	Aligns annual organic revenue growth resulting from strong sales execution, product and innovation investments, and market share gains to broadly comparable companies subject to similar external market and economic factors.
Free cash flow conversion | Free Cash Flow divided by Net Income attributable to JCI. Net Income attributable to JCI is adjusted for certain significant special items such as transaction/integration/separation costs, impairment charges, acquisitions/divestitures, restructuring costs, one-time tax items and the adoption of new accounting pronouncements, all as reflected in our audited financial statements that appear in our Annual Report on Form 10-K. Free Cash Flow is defined as cash provided by operating activities less capital expenditures and excludes the impacts from (1) the cash flows associated with the Company’s JC Capital customer financing program, (2) effective January 1, 2024, the discontinuing of accounts receivable factoring programs and (3) cash impacts the water systems Aqueous Film Forming Foam settlement and related insurance recoveries. Management believes this provides a truer representation of the company’s operational ability to convert cash, without the contrary impact from financing activities, receivables factoring or the Aqueous Film Forming Foam settlement.	1/3	Establishes annual free cash flow conversion targets resulting from trade working capital and other operating cash flow initiatives accompanied with disciplined capital expenditure management. Our ability to generate cash is critical to our growth and funding of operating activities.
Corporate strategic initiative modifier | One metric is utilized: • Achievement of year-over-year organic service revenue growth.	Modifier +/-15%	Improving this measure has a significant impact on the share price and on meeting the investment community’s expectations.
Business Unit results | Once the overall AIPP pool is created from the financial and strategic performance of the enterprise, the CEO assesses the results of each specific Business Unit for our NEO’s and other participating executives. This assessment takes into consideration financial and sustainability results achieved by each Business Unit to distribute the overall AIPP appropriately based on performance (total combined pool not to exceed the overall pool created by the financial and strategic results). NEOs and executives that are not part of a specific Business Unit are measured against the financial and strategic performance of the enterprise.	Modifier%	Enables higher awards for Business Units who obtain higher level performance and achievements.

Individual modifier | Leadership actions and behaviors are assessed related to each focus area:
•
Growth: Business financial performance

•
High-performance culture: Sustainability and organizational health

	Modifier +10% / -25%	Enables the Committee to adjust awards informed by a judgment-based assessment of how performance was delivered versus our culture and values and any exceptional circumstances during the year.
The same metrics and overall strategic modifier apply to all NEOs. Payment is capped at 200%.

56      2026 Notice and Proxy Statement

Fiscal 2025 AIPP Performance
The Company drove strong performance in fiscal 2025 across all AIPP metrics. This was evidenced through above target performance, with EBIT growth of 15.1%, revenue growth of 6.46% and free cash flow conversion at 102%. This aggregate performance resulted in financial performance results being earned above target, with financial payout factor of 176.6% of target.
		Fiscal 2025 Performance Goals				Payout Factor
Financial Performance Metric	Weight	Threshold	Target	Maximum	Actual	Unweighted	Weighted
EBIT Growth	1/3	7.0%	12.5%	17.0%	15.1%	156.8%	176.6%
Revenue Growth	1/3	3.0%	5.0%	7.0%	6.46%	173.0%
Enterprise Free Cash Flow Conversion	1/3	80%	86%	96%	102%	200%
Performance in respect of the strategic initiative modifier was as follows:

Strategic Initiative Modifier Metric	Performance Goal*	Modifier %	Results
Achievement of YOY Organic Service Revenue Growth	>9.0%	+15%	7.1%
	<5.0%	-15%
Total Strategic Initiative Modifier		+/-15%	0%

(*)
This chart is not interpolated. Achievement between 5% and 9% results in no modifier.

Next, the CEO assesses the results of each specific Business Unit for the NEOs. This assessment takes into consideration financial and sustainability results achieved by each Business Unit to distribute the overall AIPP appropriately based on performance. The Business Unit modifiers applicable to the NEOs in respect of fiscal 2025 are displayed in the table below.
Finally, leadership actions and behaviors were assessed related to the focus areas of growth, operational improvements and high-performance culture. Individual modifiers for the NEOs in respect of fiscal 2025 are displayed in the table below.
The table below summarizes the target award potential and eventual payout amounts for the NEOs in respect of fiscal 2025 performance. The target opportunity for each NEO was established using applicable benchmarking and other market data to determine a competitive rate intended to balance the objectives of ensuring appropriate pay positioning in the market while enabling the Company to attract, recruit and retain high-performing talent in a competitive environment.

NEO	Target Opportunity (% salary)	Target Opportunity	Financial and Strategic Payout Factor	Business Unit Modifier	Individual Modifier %	Total Payout Factor	Fiscal 2025 Annual Incentive Award
Joakim Weidemanis	160%	$2,400,000	176.6%	100%	100%	176.6%	$2,357,247
Marc Vandiepenbeeck	100%	$850,000	176.6%	100%	100%	176.6%	$1,501,100
Lei Schlitz	90%	$697,500	176.6%	100%	100%	176.6%	$1,231,785
Julie Brandt	90%	$675,000	176.6%	100%	100%	176.6%	$1,192,048
George R. Oliver	160%	$2,400,000	176.6%	100%	100%	176.6%	$1,892,765

(1)
Mr. Weidemanis’ payment under the plan was prorated to 55.62% of the amount otherwise earned on the basis of performance, reflecting the portion of the performance period during which he was employed, beginning from his date of hire.

(2)
Mr. Oliver’s payment under the plan was prorated to 44.6% of the amount otherwise earned on the basis of performance, reflecting the portion of the performance period during which he was employed — from the performance period start date through his termination date

Mr. Scalia did not participate in the Fiscal Year 2025 AIPP. In lieu of participation and as part of his new hire award described in further detail below, he received a cash payment of $200,000 in December 2025.

2026 Notice and Proxy Statement      57

Long-Term Equity Incentive Awards
Another key element in the compensation of our executive team is long-term equity incentive awards, which tie a significant portion of compensation to the Company’s performance over time. In fiscal 2025, three different types of long-term incentive awards were granted to our NEOs:
In combination, we believe these grants provide a balanced focus on sustainable long-term shareholder value creation and retention of key executives in the interests of our collective stakeholders. They are also reflective of market practice within our compensation peer group. The total target grant value is established using applicable benchmarking and other market data to determine a competitive rate intended to balance the objectives of ensuring appropriate pay positioning in the market while enabling the Company to attract, recruit and retain high-performing talent in a competitive environment.
Following a review of compensation in September 2024, adjustments were made to fiscal 2025 target long-term incentive opportunities for certain executives to recognize strong performance and ensure alignment with competitive market positioning. Specifically, Mr. Vandiepenbeeck received an 18.2% increase, Ms. Brandt received a 12.5% increase, and Mr. Oliver received a 9.1% increase. Long-term incentive values for Ms. Schlitz remained unchanged.
Fiscal 2025 Long-Term Equity Grant
NEO	Target Value of Share Options	Target Value of RSUs	Target Value of PSUs	Total Target Value of Award
Joakim Weidemanis	$2,500,000	$2,500,000	$5,000,000	$10,000,000
Marc Vandiepenbeeck	$825,000	$825,000	$1,650,000	$3,300,000
Lei Schlitz	$687,500	$687,500	$1,375,000	$2,750,000
Julie Brandt	$506,250	$506,250	$1,012,500	$2,025,000
Chris Scalia*	—	—	$1,500,000	$1,500,000
George R. Oliver	$3,000,000	$3,000,000	$6,000,000	$12,000,000

(*)
Mr. Scalia received a prorated fiscal 2025 long-term incentive award, delivered entirely in the form of a performance share unit (PSU) grant upon his hire date.

Fiscal 2025-2027 Performance Share Units
Performance Share Units (“PSUs”) help to ensure our executives’ pay is directly linked to the achievement of strong, sustained long-term operating performance. The balance of metrics focuses senior leaders on making strategic investments that optimize long-term shareholder value.
For fiscal 2025-2027 awards, the Committee remained committed to using three-year cumulative metrics and maintaining a balanced emphasis on pre-tax earnings, recurring revenue and TSR aligned with our strategy to drive growth through digitally- enabled products, services and solutions over the building lifecycle.

58      2026 Notice and Proxy Statement

Metrics, Weight and Definition	Weight	Why it Matters
Pre-tax earnings growth | Income before income taxes plus non-controlling interests, adjusted for foreign exchange, in-year acquisitions/divestitures and for certain significant special items, such as transaction/ integrations/ separation costs, gain or loss on divestitures, impairment charges, restructuring costs, mark-to-market adjustments related to restricted asbestos investments and pension and post-retirement plans, and the adoption of new accounting pronouncements — all as reflected in our audited financial statements that appear in our Annual Report on Form 10-K.	1/3	Aligns three-year organic pre-tax earnings growth resulting from the effective execution of our strategic operating plan to broadly comparable companies subject to similar external market and economic factors. Our ability to generate long-term profitability is critical to our growth and funding of operating activities.
Recurring Revenue | Recurring revenue is a sales transaction that repeats at intervals into the future for the use or access to a product, technology or service. Unlike one-off sales, these revenues are predictable, stable and can occur at regular intervals going forward with a high degree of certainty (i.e., contract). Current recurring revenue contract types include Planned Service Agreement (PSA), Operations & Management (O&M), Facility Management (FM), Public, Private, Proprietary (P3), Measurement Verification (M&V), Performance Infrastructure (PI), Building Monitoring, Software license (i.e. SSA), Subscriber contracts, Subscription models, as a Service (aaS), Leasing and Monitoring. Product sales, installation sales and Labor & Maintenance do not qualify as recurring revenue. Revenues are adjusted for the impact of foreign exchange and in-year acquisitions/divestitures. Capital leases do not qualify as recurring revenue, only operational leases.	1/3	Establishes forward looking three-year recurring revenue targets, providing an effective indicator of future top-line growth prospects and drives long-term performance and value creation. Aligns with our digitally enabled products, services and solutions growth strategy.
TSR relative to S&P 500 Industrials | Percentage change in Johnson Controls’ share price over the performance period (with an adjustment for reinvestment of dividends), relative to S&P 500 Industrials. The starting price is based on the 30-trading-day average preceding the start of the performance cycle. The ending price is based on the 30-trading-day average preceding the end of the performance cycle.	1/3	Aligns our three-year stock performance, including reinvestment of dividends, to the S&P 500 Industrials. Investors recognize TSR as an appropriate measure to motivate executives and achieve alignment with shareholder interests.
The Committee set the earnings growth and recurring revenue thresholds, targets and maximums for the fiscal 2025-2027 performance period based on Johnson Controls’ long-term strategic plan, as well as consideration of long-term performance expectations for the S&P 500 Industrials. This approach ensures that we provide competitive incentive compensation based on market competitive performance while continuing to focus on our strategic long-term commitments. Given the commercial sensitivity of our long-term goals, the 2025 PSU performance goals will be disclosed at the conclusion of the three-year performance period.
Fiscal 2025-2027 Performance Goals
Performance Metric	Weight	Threshold	Target	Maximum
Pre-tax Earnings Growth	1/3	The three-year performance goals associated with these measures will be disclosed at the conclusion of the performance period
Recurring Revenue	1/3
TSR Relative to S&P 500 Industrials	1/3	≥25th percentile	50th percentile	≥75th percentile

Performance Metric	Below Threshold	Threshold	Target	Maximum
Payout (% of Target)	0%	50%	100%	200%

2026 Notice and Proxy Statement      59

The payout opportunity in respect of each element is calculated separately and weighted to arrive at a final payout. The payout is calculated using interpolation between threshold and target, and target and maximum.
Fiscal 2023-2025 Performance Share Units
The 2023-2025 PSU awards were subject to three independently weighted measures, Pre-tax Earnings Growth, Recuring Revenue and Relative TSR. We set challenging goals for the 2023-2025 PSU awards intended to drive above market performance. During the performance period, we delivered strong overall performance that generated exceptional shareholder return while not fully realizing the ambitious goals we set to drive growth and recurring revenue. This was evidenced through top-quartile TSR relative to S&P 500 Industrials being offset by below target Pre-Tax Earnings Growth and Recurring Revenue. Based on cumulative performance over three-years, awards vested at 124.2% of target, reflecting our commitment to pay for performance.
		Fiscal 2023-2025 Performance Goals
Performance Metric	Weight	Threshold	Target	Maximum	Actual Performance	Results	Weighted Performance
Pre-tax Earnings Growth	1/3	$579	$1,138	$1,510	$1,043	91.5%	30.5%
Recurring Revenue	1/3	$436	$667	$988	$580	81.3%	27.1%
TSR Relative to S&P 500 Industrials	1/3	≥ 25th percentile	50th percentile	≥ 75th percentile	81.4th percentile	200%	66.6%
2023-2025 PSU Final Payout Percentage							124.2%
Fiscal 2025 Share Options and Restricted Share Units
By awarding share options and RSUs, we link long-term incentives directly to our share price. If our share price decreases, so does the value of the executive officer’s compensation. Share options and RSUs also help us maintain competitive compensation levels in the market and retain high-performing employees through multi-year vesting requirements.
We valued fiscal 2025 share options using a Black-Scholes valuation. Their strike price is equal to the closing price of our ordinary shares on the date of the grant. Fifty percent of each share option award vests two years after the date of grant, and the other fifty percent vests three years after the date of grant. Share option vesting is subject to continued employment, with earlier vesting upon retirement, and share options have a ten-year exercise term. The Committee does not permit or engage in “backdating,” repricing or cash buyout of share options.
We value RSUs based on the closing price of our shares at the date of the grant. RSUs generally vest in equal installments over three years.
Retention Awards
During fiscal 2025, the Committee approved one-time equity retention awards for Ms. Brandt and Mr. Vandiepenbeeck to support leadership continuity during a period of transition, including the Company’s portfolio simplification efforts and CEO succession plan. Ms. Brandt received RSUs that will vest 100% after one year, recognizing her strong performance and continued engagement. Mr. Vandiepenbeeck received a RSUs that will vest in full on the fifth anniversary of the grant date. These awards were determined to be appropriate and retentive, designed to reinforce commitment and stability within the leadership team.

NEO	Target value of one-time RSU award
Julie Brandt	$1,000,000
Marc Vandiepenbeeck	$5,000,000
Termination and recoupment provisions have been included in these awards to provide additional protection for shareholders. Termination provisions included in the one-time RSU award are structured to reflect various potential termination scenarios.
•
Involuntary not for cause termination: award accelerated on a pro-rated basis based on the number of full months actively employed

•
Death or disability: award accelerated in full

•
All other scenarios, including retirement, voluntary and ‘for cause’ termination: full forfeiture of the outstanding unvested award

60      2026 Notice and Proxy Statement

New Hire Awards
During fiscal 2025, the Board approved the new hire compensation package for Mr. Weidemanis, and the Committee approved the package for Mr. Scalia in connection with their respective officer appointments. These packages were established as part of the recruitment negotiation process and were thoroughly reviewed and approved by the Committee.
Mr. Weidemanis received a one-time PSU award covering the FY2024-FY2026 performance cycle, which will vest and be paid out at the normal time based on actual performance achieved for that cycle. He also received a one-time share option award, which will vest 50% two years from the grant date and the remaining 50% three years from the grant date, with a 10-year exercise period.
Mr. Scalia received a one-time cash payment of $260,000, designed to match the compensation Mr. Scalia would forefeit by leaving his prior employer, subject to repayment if he voluntarily terminates employment within two years of the payment date. He also received a one-time cash payment of $200,000 that was paid in December 2025, representing annual incentive compensation in lieu of participating in the Company’s fiscal 2025 AIPP. Mr. Scalia received a one-time PSU award for the FY2024-FY2026 cycle, which will vest and be paid out based on actual performance at the standard time. In addition, he received two RSU grants: a $2,000,000 award that vests in equal installments over three years on each anniversary of the grant date, and a $500,000 award that vests in full on the one-year anniversary of the grant date, contingent on continued employment.

NEO	One-time cash payments	Target value of one-time FY24-FY26 PSU Award	Target value of one-time Share Option award	Target value of one-time RSU award
Joakim Weidemanis	—	$3,750,000	$1,250,000	—
Chris Scalia	$460,000	$1,500,000	—	$2,500,000
Termination and recoupment provisions have been included in these awards to provide additional protection for shareholders. Termination provisions included in the one-time equity awards are structured to reflect various potential termination scenarios.
•
Involuntary not for cause termination: award accelerated on a pro-rated basis based on the number of full months actively employed

•
Death or disability: award accelerated in full

•
All other scenarios, including retirement, voluntary and ‘for cause’ termination: full forfeiture of the outstanding unvested award

2026 Notice and Proxy Statement      61

Additional Information
Other Executive Compensation Policies
To further ensure the alignment of executive interests with those of our shareholders, the Committee has approved additional compensation-related policies that apply to our NEOs.
Share Ownership Guidelines
NEOs are required to hold specified amounts of Johnson Controls shares. If an executive does not meet the minimum guideline within five years, they cannot sell any shares until they meet the requirement. Until the guideline is met, executives are required to retain after-tax shares resulting from an exercise of share options and must retain shares resulting from the vesting of RSUs and PSUs. All shares directly or indirectly owned by, and unvested RSUs granted to, NEOs count towards the requirement. Share options and non-vested PSUs do not count toward the requirement.

Role	Minimum Ownership Requirements (% base salary)
Chief Executive Officer	600%
All Other NEOs (excludes former NEOs)	300%
At the end of fiscal 2025, all NEOs were in compliance with their ownership requirements or had additional time to meet the minimum guideline, demonstrating the strong alignment of interests between our NEOs and Johnson Controls’ stakeholders.
Compensation Recoupment Policy
The Committee maintains a Compensation Recoupment Policy that complies with the SEC’s regulations on the recovery of erroneously awarded compensation and the related NYSE listing standards. Our policy provides that, if we are required to prepare a qualifying accounting restatement, then, unless an exception applies, we will recover reasonably promptly the excess of (1) the amount of incentive-based compensation received during the three completed years immediately preceding the date we are required to prepare the accounting restatement by any person who served as a covered officer at any time during the applicable performance period over (2) the amount that would have been received had it been determined based on the restated financials.
Our recoupment policy also provides that, if the Committee determines that a covered officer has engaged in certain types of misconduct resulting in material reputational harm, then we will be entitled, if so instructed by the Committee, to (1) cause the full or partial forfeiture or reduction of any unearned performance incentives or unexercised or unvested equity-based awards then held by any covered officer, including time-vesting awards as well as performance-based awards and (2) obtain full or partial reimbursement from the covered officer of any performance incentives or equity-based awards previously paid to, or earned by, the covered officer during the period of misconduct, in each case to the extent permitted by applicable law. Our policy also authorizes us to recover from culpable individuals certain compensation amounts if the Criminal Division of the United States Department of Justice determines criminal resolutions are warranted.
Insider Trading, Anti-Hedging And Anti-Pledging Policy
Directors, executive officers, employees and other related persons may not buy, sell or engage in other transactions in the Company’s shares while aware of material non-public information; buy or sell securities of other companies while aware of material non-public information about those companies that they became aware of as a result of business dealings between the Company and those companies; disclose material non-public information to any unauthorized persons outside of the Company. The policy also restricts trading for a limited group of Company employees (including executives and directors) to defined window periods that follow our quarterly earnings releases and announcements of a share repurchase program.
In addition, the Company’s directors, executive officers, employees and other related persons are prohibited from:
•
Pledging any Company securities held by them or their families as security for a loan, including by holding such securities in a margin account; and

•
Trading in puts, calls or any other derivative securities relating to in the Company’s shares, and engaging in hedging or monetization transactions relating to in the Company’s shares (including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds) or short sales of the Company’s shares.

62      2026 Notice and Proxy Statement

Equity Grant Policy
As part of its continued monitoring of and response to trends and developments with respect to equity award grant practices, the Committee has established an Equity Award Grant Policy. The policy describes the Company’s delegated authority to grant equity awards, codifies pre-existing equity award practices, and establishes standardized schedules for granting equity awards. Under the Equity Award Grant Policy, annual equity awards, including the Company’s annual option, RSU and PSU awards, will generally have a grant date of the first business day of December and any off-cycle or special equity awards will generally have a grant date of the second business day following the next quarterly earnings release after the date of approval of such award. The Committee’s objective in adopting the policy was to establish standard, predetermined practices to avoid any actual or perceived market timing of equity awards and to ensure the Company maintains appropriate policies and practices with respect to equity award grants. The Committee may, however, modify or make exceptions to the general timing parameters in the policy based on special circumstances, the needs of the business or other appropriate considerations.
Neither the Committee nor our Chief Executive Officer considers material nonpublic information in determining the timing and terms of equity-based awards, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Executive Benefits and Perquisites
401(k) Plan
All U.S. employees are eligible for the 401(k) plan, including our NEOs. Participants can contribute up to a specified percentage of their compensation on a pre-tax or after-tax (Roth) basis; however, executive officers’ percentages may be lower than other participants due to IRS requirements applicable to the 401(k) plan.
Effective January 1, 2025, we implemented a unified retirement savings approach for U.S. employees. Under the updated program, we match employee contributions to the 401(k)-plan dollar-for-dollar, up to 7% of eligible pay. The matching contribution is subject to five-year graded vesting. We implemented this unified approach to better align our retirement benefits with competitive market practices and reinforce our commitment to supporting employees in building long-term financial security.
Prior to this change, for the calendar year 2024, we offered a combination of matching contributions and annual retirement contributions, which varied based on factors such as employee age, service, and Company performance. For the group of eligible employees that included our NEOs, we matched 100% of each dollar contributed to the 401(k) plan up to 4% of the employee’s eligible pay, and 50% of each additional dollar up to a total of 6% of the employee’s eligible pay. We also separately made varied annual retirement contributions for eligible employees, including all NEOs. The contribution for this group of employees was usually between 1% and 5% of the participant’s eligible compensation, based on the participant’s age and participation or service.
These legacy programs have been discontinued in favor of the simplified and more market-aligned unified approach.
Retirement Restoration Plan
In connection with the elimination of separate annual retirement contributions under the 401(k)-plan described above, effective as of January 1, 2025, the corresponding contributions under the Retirement Restoration Plan also were eliminated. Prior to this change, for calendar year 2024, the Retirement Restoration Plan allowed all employees whose annual retirement contributions under the 401(k) plan were affected by limits imposed by the Internal Revenue Code to receive the full intended amount of the additional annual retirement contributions without regard to such limits.
While we no longer provide separate annual retirement contributions under the 401(k) plan or corresponding contributions under the Retirement Restoration Plan as part of our updated retirement savings approach, the Retirement Restoration Plan remains in place for legacy purposes. Specifically, prior to January 1, 2018, the Retirement Restoration Plan provided for 401(k) spillover deferrals and employer matching contributions for eligible participants. Those benefits were eliminated as of January 1, 2018, for participants other than those participants who were officers of the Company immediately following the merger between Johnson Controls, Inc. and a subsidiary of Tyco International plc in 2016 (the “Merger”), including Mr. Oliver and certain other high-level employees who participated in the Retirement Restoration Plan prior to January of 2018.
Senior Executive Deferred Compensation Plan
We maintain a Senior Executive Deferred Compensation Plan that allows participants, including our NEOs, to defer base salary and annual bonus compensation and the associated taxes until retirement or termination of employment to assist such participants with personal financial planning. The investment options under the Senior Executive Deferred Compensation Plan mirror investment options in our 401(k) Plan, which includes a company stock fund.

2026 Notice and Proxy Statement      63

Perquisites
We provide a limited amount of perquisites to our executive officers, which we believe are reasonable and consistent with market practice. We maintain a strict policy regarding the eligibility and use of these benefits. The Committee grants each executive officer a perquisite allowance of 5% of their base salary annually. Upon termination, any unused funds are forfeited.
Allowable perquisites include:
•
Financial and tax planning

•
Personal use of corporate aircraft capped at $10,000 per year for the NEOs, other than the CEO, with such amounts calculated pursuant to the Standard Industry Fare level, or SIFL rate

•
Executive physical

The CEO is encouraged to use the corporate aircraft for both business and personal use to enhance his productivity, maintain confidentiality, ensure personal security and protect his health and wellbeing. The Committee has limited the CEO’s annual personal usage of company aircraft to an annual incremental cost of $200,000. Any such personal usage of the corporate aircraft in excess of this amount is required to be reimbursed to Johnson Controls by the CEO based on the aggregate incremental cost of such usage.

64      2026 Notice and Proxy Statement

Executive Severance and Change-in-Control Policy
The Executive Severance and Change-in-Control Policy applies to all NEOs.

	Change-in-Control	Severance
Triggers
•
Involuntary termination other than for Cause, permanent disability or death within the period beginning 60 days prior to and ending two years following a change-in-control

•
Good reason resignation within the same period

• Involuntary termination other than for Cause, permanent disability or death.
Cash Severance	Base salary + target annual bonus
Severance Multiple	CEO: 3X Other NEOs: 2X	CEO: 2X Other NEOs: 1.5X
Claims Release	Required
Benefits Continuation	Aligned with severance multiple
Equity Acceleration
•
Pro-rated equity acceleration based on number of months worked during vesting period (pro-rated PSUs based on target performance)

•
If the 2021 Equity and Incentive Plan would provide more favorable result, then its treatment would govern; Under the Plan, the Committee may provide either for adjustment/assumption of awards that includes a right to full vesting upon an involuntary termination or termination for Good Reason or full accelerated vesting (assuming higher of target or trend for PSUs) and a cash settlement upon the change-in-control

• Pro-rated equity acceleration based on the number of months worked during the vesting period (pro-rated PSUs based on target performance earned at vesting).
Annual Incentive Performance Program	• Payment of a prorated portion of the target bonus amount for the year of termination
Excise Tax Gross-Up	None
Restrictive Covenants
•
Unlimited time for non-disparagement, trade secrets and confidential information

•
Two-year post-termination non-solicitation of employees and customers

•
One and one-half year post-termination non-compete

•
Employee must affirmatively consent to be bound by these covenants as a condition of plan participation

2026 Notice and Proxy Statement      65

Global Executive Assignment Agreement
In August 2023, Mr. Vandiepenbeeck accepted the officer position of Vice President and President, Building Solutions, EMEALA. This role required him to relocate from the United States to the United Kingdom for the duration of his assignment. In connection with this move, Mr. Vandiepenbeeck entered into a global assignment agreement consistent with the policy applicable to all Johnson Controls employees, designed to mitigate the increased costs associated with global assignments. The agreement includes an allowance to offset the difference in costs of living, a relocation allowance, transportation allowance, furnished housing, reimbursement for certain dependent visitation costs, tax equalization in accordance with the Johnson Controls Tax Equalization Policy, and reimbursement of repatriation costs such as travel, temporary housing, car rental, and the shipment of goods. Mr. Vandiepenbeeck returned to the United States in fiscal 2024 after accepting the position of EVP and Chief Financial Officer.
Tax and Accounting Considerations
When determining total direct compensation packages, the Committee considers all factors that may have an impact on our financial performance, including tax and accounting rules.
Section 162(m) of the Internal Revenue Code limits the tax deductibility of compensation that we pay to certain covered employees, generally including our NEOs, to $1 million in any year per person.
The Committee believes that the tax deduction limitation should not compromise the ability to design and maintain executive compensation arrangements necessary to attract and retain strong executive talent. Accordingly, achieving the desired flexibility in the design and delivery of compensation may not result in compensation that in certain cases is not deductible for federal income tax purposes.
Compensation Risk Assessment
The Committee engages an annual risk assessment of its compensation programs. The Committee’s independent compensation consultant, Farient, conducted a risk assessment of the Company’s executive compensation program, including the AIPP and LTIPP, and reviewed the Company’s sales incentive plans.
The Company believes that its overall pay mix, balanced performance measures that correlate to financial results and shareholder value, capped payout opportunities, long-term performance measurement and vesting periods, strong governance and internal controls, effective “clawback” policy and other guidelines described in this Proxy Statement all work together to provide our employees and executives with incentives to deliver outstanding performance to build long-term shareholder value, while taking only necessary and prudent risks to optimize long-term shareholder value. In addition, the Company’s employee sales incentive plans are designed under a strong governance model with linkage to individual performance and corporate strategy.
Based on its consideration of these assessments, the Committee concurred with the Company’s determination that none of its compensation policies and practices is reasonably likely to have a material adverse effect on the Company.
Compensation and Talent Development Committee Report
The Compensation and Talent Development Committee has reviewed and discussed with management this Compensation Discussion & Analysis and based on such review and discussion, has recommended to the Board of Directors that the Compensation Discussion & Analysis be included in the Company’s 2025 Annual Report on Form 10-K and this Proxy Statement.
Submitted by the Compensation and Talent Development Committee:
John Young, Chair
Timothy Archer
Patrick Decker
Mark Vergnano

66      2026 Notice and Proxy Statement

Executive Compensation Tables
The following table summarizes the compensation earned by our NEOs in the fiscal years noted.
Summary Compensation Table for Fiscal Years 2025, 2024, and 2023

Name and Principal Position (a)	Year ($) (b)	Salary ($)1 (c)	Bonus ($)2 (d)	Stock/Unit Awards ($)3 (e)	Option Awards ($)3 (f)	Non-Equity Incentive Plan Compensation ($)4 (g)	All Other Compensation ($)5 (h)	Total ($)6 (i)
Joakim Weidemanis7 Chief Executive Officer	2025	825,000	—	12,849,088	3,749,993	2,357,247	182,499	19,963,827
Marc Vandiepenbeeck Executive Vice President & Chief Financial Officer	2025	850,000	—	7,707,020	824,996	1,501,100	110,290	10,993,405
	2024	698,077	—	4,820,130	339,996	695,803	786,772	7,340,778
Chris Scalia8 Executive Vice President, Chief Human Resources Officer	2025	142,788	260,000	6,334,296	—	—	22,543	6,759,627
Julie Brandt Vice President and President, Global Commercial & Field Operations	2025	750,000	—	2,661,075	506,229	1,192,048	99,853	5,209,205
	2024	700,000	—	1,360,246	449,999	604,800	68,411	3,183,456
	2023	685,577	750,000	2,649,934	—	221,943	7,212	3,965,627
Lei Schlitz Vice President & President, Global Products & Solutions (GPS)	2025	775,000	—	2,255,798	687,481	1,231,785	90,963	5,041,027
	2024	775,000	—	4,828,112	687,495	669,600	75,641	7,035,848
	2023	685,577	900,000	6,245,277	687,482	453,316	39,013	9,010,665
George Oliver9 Former Chairman & Chief Executive Officer	2025	680,769	—	9,843,990	2,999,994	1,892,765	802,665	16,220,184
	2024	1,500,000	—	8,312,634	2,749,992	2,304,000	542,360	15,408,986
	2023	1,500,000	—	9,301,583	2,749,983	1,773,600	557,480	15,882,646

(1)
Deferred Amounts Included: We have not reduced amounts shown above to reflect a named executive officer’s election, if any, to defer the receipt of compensation into our qualified and nonqualified deferred compensation plans.

(2)
Bonus: The amount reflects the value of a one-time cash sign-on bonus provided to Mr. Scalia during fiscal 2025 in connection with his appointment as Executive Vice President, Chief Human Resources Officer. Mr. Scalia’s bonus is described under the heading “New Hire Awards” in the Compensation Discussion & Analysis.

(3)
Stock/Unit Awards and Option Awards:. The equity awards granted in fiscal 2025 to each named executive officer consisted of share options, restricted share units (“RSUs”) and PSUs. The amounts in columns (e) and (f) represent the fair value of the entire amount of the award calculated in accordance with Financial Accounting Standards Board ASC Topic 718, excluding the effect of estimated forfeitures. For share options, amounts are computed by multiplying the fair value of the award (as determined under the Black-Scholes option pricing model) by the total number of options granted. For RSUs, fair value is computed by multiplying the total number of shares subject to the award by the closing market price of our ordinary shares on the date of grant. For PSUs, fair value is based on a model that considers the closing market price of our ordinary shares on the date of grant, the range of shares subject to such stock award, and the estimated probabilities of vesting outcomes. The value of PSUs included in the table assumes target performance. The values of the PSUs granted in fiscal 2025 at the grant date if the highest level of performance conditions were to be achieved would be as follows: Mr. Weidemanis — FY25-27 $11,713,167 & FY24-26 $8,985,052; Mr. Vandiepenbeeck — $3,764,154; Mr. Scalia — FY25-27 $3,780,924 & FY24-26 $3,887,923; Ms. Brandt — $2,309,839; Ms. Schlitz — $3,136,731 and Mr. Oliver — $13,688,005. Footnote 13 to our audited financial statements for the fiscal year ended September 30, 2025, which appears in our Annual Report on Form 10-K that we filed with the Securities and Exchange Commission on November 14, 2025, includes assumptions that we used in the calculation of the equity award values.

(4)
Non-Equity Incentive Plan Compensation: The amounts reported in column (g) for each named executive officer reflect annual cash incentive compensation.

(5)
All Other Compensation: The fiscal 2025 amounts reported in column (h) for each named executive officer consist of the following:

2026 Notice and Proxy Statement      67

Named Executive	Personal Use of Company Aircrafta	Retirement Plan Contributionsb	Company Vehiclec	Financial Planningd	Executive Physicale	Expatriate & Relocation Benefitsf	Miscellaneousg	Tax Equalization or Gross uph	Total All Other Compensation
Joakim Weidemanis	164,290	—	8,250	9,959	—	—	—	—	182,499
Marc Vandiepenbeeck	—	60,786	15,000	—	—	28,195	—	6,309	110,290
Chris Scalia	—	—	3,173	—	—	19,370	—	—	22,543
Julie Brandt	—	43,573	15,000	37,500	3,780	—	—	—	99,853
Lei Schlitz	—	60,588	15,000	15,375	—	—	—	—	90,963
George Oliver	131,936	380,400	6,808	—	—	—	283,521	—	802,665
(a)
The Summary Compensation Table reflects the aggregate incremental pre-tax cost to us for personal use of aircraft for fiscal 2025, which was calculated using a method that takes into account the incremental cost of fuel, trip-related maintenance, crew travel expenses, on-board catering, landing fees, trip-related hangar/parking costs and other variable costs. Because our aircraft are used primarily for business travel, the calculation does not include the fixed costs that do not change based on usage, such as pilots’ salaries, the acquisition costs of our owned or leased aircraft, and the cost of maintenance not related to trips. The Committee has limited the CEO’s annual personal usage of company aircraft to an annual incremental cost of  $200,000. Any personal usage of the corporate aircraft in excess of this amount is required to be reimbursed to Johnson Controls by the CEO based on the aggregate incremental cost of such usage. The usage of company aircraft by Messrs. Oliver and Weidemanis was not aggregated for purposes of the administration of the aircraft personal usage policy.

(b)
Retirement plan contributions include matching contributions made on behalf of each executive to the Company’s tax-qualified 401(k) plans and Retirement Restoration Plan.

(c)
Amounts reflect costs attributable to the personal use of a vehicle.

(d)
Amounts reflect payments with respect to financial planning for Mr. Weidemanis, Ms. Brandt, and Ms. Schlitz.

(e)
Amounts reflect costs attributable to the executive physical for Ms. Brandt.

(f)
Mr. Vandiepenbeeck received the relocation benefits as part of his expatriate assignment set forth below. See “Compensation Discussion and Analysis — Additional Information — Global Executive Assignment Agreement” for additional detail on Mr. Vandiepenbeeck’s expatriate assignment and benefits.

	Relocation	Other Expatriate Benefits & Allowances	Total
Marc Vandiepenbeeck	975	27,220	28,195

(g)
Amount includes $150,000 in consultation fees for August through September and $133,521 of retainer fees paid to Mr. Oliver for his service as a Director of the Company following retirement as Chief Executive Officer, including $56,118 in quarterly retainer fees and $77,403 in retainer fees for Mr. Oliver’s service as Board Chair pursuant to the Company’s Director compensation program.

(h)
The amount shown for Mr. Vandiepenbeeck represents $6,309 in gross-up payments made to him in connection with his expatriate assignment disclosed in the preceding footnote.

(6)
No named executive officer participated in any defined benefit pension plan or received preferential or above market earnings on nonqualified deferred compensation during any of the fiscal years shown in the Summary Compensation Table, so we have not included a “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column.

(7)
Mr. Weidemanis was appointed Chief Executive Officer effective March 12, 2025

(8)
Mr. Scalia was appointed as Executive Vice President, Chief Human Resources Officer effective July 14, 2025

(9)
Mr. Oliver retired as Chief Executive Officer effective March 12, 2025.

68      2026 Notice and Proxy Statement

Fiscal 2025 Grants of Plan-Based Awards Table
The following table summarizes cash-based and equity-based awards for each of the NEOs that were granted in fiscal 2025.

Name (a)	Grant Date (b)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock (#) (i)3	All Other Option Awards: Number of Securities Underlying Options (#) (j)4	Exercise or Base Price of Option Awards ($/Share) (k)5	Grant Date Fair Value of Stock and Option Awards ($)(l)6
		Threshold ($)(c)1	Target ($)(d)1	Maximum ($)(e)1	Threshold ($)(f)2	Target ($)(g)2	Maximum ($)(h)2
Joakim Weidemanis	N/A7	222,466	1,334,795	2,669,589
	03/12/2025							31,774			2,499,978
	03/12/2025								107,342	78.68	2,499,995
	03/12/2025								53,671	78.68	1,249,998
	03/12/2025				7,944	47,661	95,322				4,492,526
	03/12/2025				10,591	63,548	127,096				5,856,584
Marc Vandiepenbeeck	N/A7	141,667	850,000	1,700,000
	03/12/2025							63,548			4,999,957
	12/02/2024							9,860			824,986
	12/02/2024								33,482	83.67	824,996
	12/02/2024				3,287	19,720	39,440				1,882,077
Chris Scalia	N/A7
	07/14/2025							18,821			1,999,919
	07/14/2025							4,705			499,953
	07/14/2025				2,353	14,116	28,232				1,943,961
	07/14/2025				2,353	14,116	28,232				1,890,462
Julie Brandt	N/A7	112,500	675,000	1,350,000
	12/02/2024								20,545	83.67	506,229
	12/02/2024							6,050			506,204
	12/02/2024				2,017	12,101	24,202				1,154,919
	11/18/2024							11,954			999,952
Lei Schlitz	N/A7	116,250	697,500	1,395,000
	12/02/2024							8,216			687,433
	12/02/2024								27,901	83.67	687,481
	12/02/2024				2,739	16,433	32,866				1,568,366
George Oliver	N/A7	178,630	1,071,781	2,143,562
	12/02/2024							35,855			2,999,988
	12/02/2024								121,753	83.67	2,999,994
	12/02/2024				11,952	71,710	143,420				6,844,002

(1)
Amounts reported in columns (c) through (e) represent the range of potential cash payments under the annual performance bonuses that could have been earned under the Johnson Controls Annual Incentive Performance Program for fiscal 2025, as described above under the heading “Annual Incentive Performance Program (AIPP),” in the Compensation Discussion & Analysis. Threshold amounts assume minimum performance levels are achieved with respect to each performance measure.

(2)
Amounts in columns (f) through (h) show the range of potential share payouts for the (1) fiscal 2025-2027 PSUs granted to our NEOs in December 2024 and (2) the fiscal 2024-2026 and fiscal 2025-2027 PSUs granted to Mr. Weidemanis in March 2025 and Mr. Scalia in July 2025. The potential payouts are calculated assuming that threshold, target and maximum performance conditions are achieved as described in the section titled “Long-Term Equity Incentive Awards” in the Compensation Discussion & Analysis. The number of PSUs that are earned from the December 2024 grants, if any, will be based on performance for fiscal 2025 to 2027 and will be determined after the close of fiscal 2027. The number of PSUs that are earned from the March 2025 and July 2025 grants to Messrs. Scalia and Weidemanis, if any, will be based on performance (i) for fiscal 2024 to 2026 and will be determined after the close of fiscal 2026 and (ii) for fiscal 2025 to 2027 and will be determined after the close of fiscal 2027.

(3)
Amounts in column (i) show the number of RSUs granted to the NEOs in December 2024, Mr. Weidemanis and Mr. Vandiepenbeeck in March 2025, Mr. Scalia in July 2025 and Ms. Brandt in November 2024 as described in the sections titled “Long-Term Equity Incentive Awards” “Retention Awards” and “New Hire Awards” in the Compensation Discussion &

2026 Notice and Proxy Statement      69

Analysis. Mr. Weidemanis’ awards granted in March vest in equal installments over three years. Mr. Vandiepenbeeck’s “Retention Award” granted in March vest 100% after a five-year period. Mr. Scalia’s “New Hire Awards” of  $2,000,000 vests in equal installments over three years and of  $500,000 vests 100% after a one-year period. Ms. Brandt’s “Retention Awards” granted in November vest 100% after a one-year period.
(4)
Amounts in column (j) show the number of the share options granted for fiscal 2025, as described above under the heading “Long-Term Equity Incentive Awards” in the Compensation Discussion & Analysis. The share options vest 50% on the second anniversary of the grant date and 50% on the third anniversary of the grant date, contingent on the named executive officer’s continued employment, and expire, at the latest, on the tenth anniversary of the grant date.

(5)
Share options were granted with an exercise price per share equal to the closing market price of our ordinary shares on the date of grant.

(6)
Amounts in column (l) show the grant date fair value of the option awards, RSUs and PSUs granted to the NEOs. These amounts represent the fair value of the entire amount of the award calculated in accordance with Financial Accounting Standards Board ASC Topic 718 (ASC Topic 718), excluding the effect of estimated forfeitures. For grants of share options, amounts are computed by multiplying the fair value of the award (as determined under the Black-Scholes option pricing model) by the total number of options granted. For grants of RSUs, fair value is computed by multiplying the total number of shares subject to the award by the closing market price of our ordinary shares on the date of grant. For grants of PSUs, the reported fair value assumes achievement of target performance, which is the probable outcome of performance conditions and is consistent with the estimate of aggregate compensation cost to be recognized over the service period.

(7)
The award reflected in this row is an annual incentive performance award that we granted for the performance period of fiscal 2025, the material terms of which we describe in the Compensation Discussion & Analysis section titled “Annual Incentive Performance Program (AIPP).”

70      2026 Notice and Proxy Statement

Outstanding Equity Awards at 2025 Fiscal Year-End Table
The following table shows, for each of the NEOs, all equity awards that were outstanding as of September 30, 2025. Dollar amounts are based on the NYSE closing price of $109.95 per share for our ordinary shares on September 30, 2025.
	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable1 (c)	Option Exercise Price ($) (d)	Option Expiration Date (e)	Number of Shares of Stock That Have Not Vested (#)2 (f)	Market Value of Shares of Stock that Have not Vested ($) (g)	Equity Incentive plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested (#)3 (h)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have Not Vested ($) (i)
Joakim Weidemanis					32,035	3,522,296	224,247	24,655,958
	—	53,671	78.68	03/12/2035
	—	107,342	78.68	03/12/2035
Marc Vandiepenbeeck					148,175	16,288,515	71,101	7,817,555
	5,917	—	79.54	12/08/2031
	3,363	3,364	66.77	12/08/2032
	—	24,745	53.52	12/18/2033
	—	33,482	83.67	12/02/2034
Chris Scalia					23,526	2,586,684	56,464	6,208,217
	—	—
Julie Brandt					40,567	4,451,628	59,349	6,525,423
	—	32,751	53.52	12/18/2033
	—	20,545	83.67	12/02/2034
Lei Schlitz					102,045	11,219,806	113,653	12,496,147
	18,876	18,877	66.77	12/08/2032
	—	50,036	53.52	12/18/2033
	—	27,901	83.67	12/02/2034
George Oliver					86,367	9,496,079	466,726	51,316,524
	147,928	—	79.54	12/08/2031
	75,507	75,508	66.77	12/08/2032
	—	200,145	53.52	12/18/2033
	—	121,753	83.67	12/02/2034

2026 Notice and Proxy Statement      71

(1)
Vesting information for each outstanding option award for the NEOs is described in the table below.

Vesting Date	Exercise Price ($)	Joakim Weidemanis	Marc Vandiepenbeeck	Julie Brandt	Lei Schlitz	George Oliver
2025
12/05/2025	53.52	—	12,372	16,375	25,018	100,072
12/08/2025	66.77	—	3,364	—	18,877	75,508
2026
03/12/2026	78.68	26,835	—	—	—	—
12/07/2026	78.68	80,507	—	—	—	—
12/07/2026	53.52	—	12,373	16,376	25,018	100,073
12/07/2026	83.67	—	16,741	10,273	13,951	60,877
2027
12/07/2027	78.68	53,671	—	—	—	—
12/07/2027	83.67	—	16,741	10,272	13,950	60,876

(2)
The amounts in columns (f) and (g) reflect, for each named executive officer, the number and market value of RSUs which had been granted as of September 30, 2025, but which remained subject to additional vesting requirements. Scheduled vesting of all RSUs and the number of shares underlying awards, for each of the named executive officer is as follows:

Vesting Date	Joakim Weidemanis	Marc Vandiepenbeeck	Chris Scalia	Julie Brandt	Lei Schlitz	George Oliver
2025
11/14/2025	—	—	—	—	39,701	—
11/18/2025	—	—	—	12,107	—	—
12/05/2025	—	5,521	—	4,945	7,209	29,845
12/08/2025	—	14,954	—	—	3,642	14,570
2026
02/01/2026	—	6,633	—	—	—	—
03/12/2026	10,678	—	—	—	—	—
04/10/2026	—	—	—	16,525	—	—
07/14/2026	—	—	10,978	—	—	—
08/02/2026	—	41,510	—	—	41,510	—
12/07/2026	10,678	5,523	—	4,947	7,209	29,846
2027
02/01/2027	—	6,634	—	—	—	—
07/14/2027	—	—	6,274	—	—	—
12/07/2026	10,679	3,329	—	2,043	2,774	12,105
2028
07/14/2028	—	—	6,274	—	—	—
2030
03/12/2030	—	64,071	—	—	—	—

(3)
The amounts in columns (h) and (i) reflect, for each named executive officer, the number and market value of PSUs, which had been granted as of September 30, 2025, at maximum level performance for awards granted in fiscal 2025 and fiscal 2024 and actual performance, 124.2% of target, for awards granted in fiscal 2023. The number of shares earned will depend upon actual performance relative to the applicable performance metrics at the end of the performance period. Scheduled vesting of all PSUs and the number of shares underlying awards that vested or may vest for each of the NEOs is as follows:

Vesting Date	Joakim Weidemanis	Marc Vandiepenbeeck	Chris Scalia	Julie Brandt	Lei Schlitz	George Oliver
2025
12/8/2025		4,836			27,143	108,573
2026
12/7/2026	128,141	26,320	28,232	34,837	53,223	212,894
2027
12/7/2027	96,106	39,945	28,232	24,512	33,287	145,259

72      2026 Notice and Proxy Statement

Fiscal 2025 Option Exercises and Stock Vested Table
The following table shows, for each of the NEOs, the amounts realized from options that were exercised and RSUs and PSUs that vested during fiscal 2025.
	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($)1 (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($)2 (e)
Joakim Weidemanis	—	—	—	—
Marc Vandiepenbeeck	23,028	1,091,223	12,337	987,134
Chris Scalia	—	—	—	—
Julie Brandt	—	—	19,272	1,476,500
Lei Schlitz	—	—	19,691	1,645,951
George Oliver	2,288,057	107,386,353	106,863	8,916,119

(1)
The amounts in column (c) represent the product of the number of shares acquired on exercise and the difference between the market price of the shares at the time of exercise and the exercise price of the options.

(2)
The amounts in column (e) represent the product of the number of shares a named executive officer acquired on vesting and the closing market price of the shares on the vesting date, plus the value of dividend equivalents released, if any.

None of our named executive officers participated in a defined benefit pension plan during fiscal 2025. Accordingly, we have not included a pension benefits table for fiscal 2025.
Non-Qualified Deferred Compensation Table at Fiscal 2025 Year-End
The following table presents information on the non-qualified deferred compensation accounts of each named executive officer on September 30, 2025.

Name (a)	Executive Contributions in Last FY ($)1 (b)	Registrant Contributions in Last FY ($)2 (c)	Aggregate Earnings in Last FY ($)3 (d)	Aggregate Balance at Last FYE ($) (f)
Joakim Weidemanis	—	—	—	—
Marc Vandiepenbeeck	—	33,186	12,029	100,966
Chris Scalia	—	—	—	—
Julie Brandt	—	19,423	3,860	36,376
Lei Schlitz	—	32,988	5,732	68,437
George Oliver	159,009	345,900	562,179	7,233,503

(1)
Amounts in column (b) include employee contributions under the Johnson Controls International plc Senior Executive Deferred Compensation Plan and the Johnson Controls International Retirement Restoration Plan. The Johnson Controls International plc Senior Executive Deferred Compensation Plan allows participants to defer up to 50% of their annual base salary and 95% of their annual bonus compensation. No contributions were made by the CEO or NEOs during Fiscal 2025. The Retirement Restoration Plan allowed Mr. Oliver to defer up to 6% of compensation that was not eligible to be deferred into the Johnson Control 401(k) plan because of qualified plan limits that the Code imposes. All of the amounts shown in column (b) are also included in the Summary Compensation Table.

(2)
Amounts in column (c) include employer contribution under the Retirement Restoration Plan. Prior to January 1, 2025, the Retirement Restoration Plan also credited participants with an amount equal to the difference between the amount of retirement contributions made under the 401(k) plan and what such retirement contribution would have been without regard to the Code limits. All of the amounts shown in column (c) are also included in the Summary Compensation Table.

2026 Notice and Proxy Statement      73

(3)
The Aggregate Earnings reported in column (d) are not “above-market or preferential earnings” and therefore are not required to be reported in the Summary Compensation Table. The amounts in column (d) reflect all investment earnings, net of fees, on amounts that have been deferred under the Johnson Controls Deferred Compensation Plan and the Johnson Controls Retirement Restoration Plan. Investment earnings include any amounts relating to appreciation in the price of our ordinary shares, and negative amounts relating to depreciation in the price of our ordinary shares with respect to deferred amounts that consist of deferred share units, the value of which is tied to the value of our ordinary shares. In addition, for Mr. Oliver the amounts in column (d) also include earnings or (losses) on his notional account in the Tyco Supplemental Savings and Retirement Plan (the “Legacy Tyco SSRP”), a deferred compensation plan that, prior to the Merger, provided executives with the opportunity to elect to defer base salary and performance-based bonuses and receive tax-deferred market-based notional investment growth. The Legacy Tyco SSRP allowed executives to defer amounts above those permitted by Legacy Tyco’s tax-qualified 401(k) Retirement Savings and Investment Plan (the “Legacy Tyco RSIP”) as well as receive any employer contributions that were reduced under the Legacy Tyco RSIP due to IRS compensation limits. Effective January 1, 2018, the Legacy Tyco SSRP was frozen as to new participants and additional deferrals of compensation (subject to specified deferrals relating to the 2017 plan year). Investment options under the Johnson Controls nonqualified deferred compensation plans and Legacy Tyco SSRP include only funds that are available under Johnson Controls tax-qualified 401(k) retirement plans.

Potential Payments upon Termination and Change-in-Control
The following table summarizes the severance and other enhanced benefits that would have been payable to the then-serving NEOs upon termination of employment or upon the occurrence of a change-in-control assuming that the triggering event or events occurred on September 30, 2025. Equity award amounts are based on the closing share price of our ordinary shares of $109.95 on the NYSE on September 30, 2025.
	Change-in-Control			Other Termination
Name/Form of Compensation (a)	Without Qualified Termination ($) (b)	With Qualified Termination ($) (c)	With Cause ($) (d)	Involuntary Resignation Without Cause ($) (e)	Voluntary Resignation/ Retirement ($)4 (f)	Death or Disability ($)5 (g)
Joakim Weidemanis
Severance1	—	14,100,001	—	7,800,000	—	—
Benefit Continuation2	—	345,959	—	230,639	—	—
Accelerated Vesting of Equity Awards3	—	20,885,209	—	3,480,868	—	20,855,208
Marc Vandiepenbeeck
Severance1	—	4,249,999	—	2,549,999	—	—
Benefit Continuation2	—	144,312	—	108,234	—	—
Accelerated Vesting of Equity Awards3	—	22,781,147	—	8,898,472	—	22,781,147
Chris Scalia
Severance1	—	3,172,500	—	1,923,750	—	—
Benefit Continuation2	—	124,895	—	93,671	—	—
Accelerated Vesting of Equity Awards3	—	5,690,792	—	316,155	—	5,690,792
Julie Brandt
Severance1	—	3,524,993	—	2,137,496	—	—
Benefit Continuation2	—	133,895	—	100,421	—	—
Accelerated Vesting of Equity Awards3	—	10,102,425	—	5,222,190	—	10,102,425
Lei Schlitz
Severance1	—	3,642,500	—	2,208,750	—	—
Benefit Continuation2	—	124,174	—	93,131	—	—
Accelerated Vesting of Equity Awards3	—	22,750,505	—	14,825,367	—	22,750,505

(1)
Amounts shown include amounts that would have been payable under the Johnson Controls International plc Severance and Change-in-Control Policy for Officers upon a termination by us without cause or a termination due to death or disability, or a termination by us without cause or a resignation for good reason in connection with a change-in-control, as indicated,

74      2026 Notice and Proxy Statement

in each case on September 30, 2025. These amounts include: (a) a lump sum severance payment equal to (1) in connection with a change-in-control, three times for Mr. Weidemanis and two times for Messrs. Vandiepenbeeck and Scalia and Mses. Schlitz and Brandt the sum of annual base salary and target bonus amount or (2) if the termination is not in connection with a change-in-control, two times for Mr. Weidemanis and one and one-half times for Messrs. Vandiepenbeeck and Scalia and Mses. Schlitz and Brandt the sum of annual base salary and target bonus amount; and (b) if the termination is in connection with a change-in-control, payment of a prorated portion of the target bonus amount for the year of termination. Termination for “Cause” under the Johnson Controls International plc Severance and Change-in-Control Policy for Officers is defined generally as a termination of the executive officer’s employment by us due to the executive officer’s failure or refusal to perform the duties and responsibilities of his or her job, violation of any fiduciary duty owed to us or our affiliates, conviction of, or entry of a plea of nolo contendere with respect to, specified crimes, dishonesty, theft, violation of our rules or policy, or other egregious or morally repugnant conduct that has, or could have, a serious and detrimental impact on us, our affiliates or our employees. With respect to Ms. Schlitz’s equity award made in connection with her hiring, “cause” is defined (a) conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony, or a lesser crime involving moral turpitude (which, for the avoidance of doubt, shall exclude any routine traffic violations);(b) commission of any act that would rise to the level of a felony or the commission of a lesser crime or offense that materially and adversely impacts the business or reputation of the Company; (c) commission of a dishonest or wrongful act involving fraud, embezzlement or misappropriation, whether or not related to Executive’s employment with the Company; (d) gross misconduct or commission of an act of moral turpitude that adversely and materially impacts the business or reputation the Company; (e) willful failure to comply with any reasonable, valid and lawful directive; and (f) violation of a known and material policy of the Company. Resignation by an executive officer for “good reason” is defined generally as a resignation within 60 days prior to or two years following a change-in-control caused by any of several specified adverse changes to his or her employment circumstances, including diminution of his or her authority, duties or responsibilities, a change of more than 50 miles in the geographic location at which the executive officer must perform services that extends the commute of the executive officer, reduction of the executive officer’s base compensation or target incentive opportunities, or our failure to secure an assumption of our obligations under the Johnson Controls International plc Severance and Change-in-Control Policy for Officers. For more information on the material terms and conditions of the Severance and Change-in-Control Policy for Officers, see “Executive Severance and Change of Control Policy” within this Compensation Discussion and Analysis.
(2)
Amounts shown include: (a) in the event of a termination without cause or with good reason in connection with a change-in-control (i) the value of continued health plan coverage for thirty-six (36) months for Mr. Weidemanis and twenty-four (24) months for Messrs. Vandiepenbeeck and Scalia and Mses. Schlitz and Brandt (such period, the “benefits continuation period”) and (ii) a cash payment equal to the amount of employer contributions would have accrued under retirement plans during the benefits continuation period; and (b) in the event of an involuntary termination without cause not in connection with a change-in-control, the value of continued health plan coverage for twenty-four (24) months for Mr. Weidemanis and eighteen (18) months for Messrs. Vandiepenbeeck and Scalia and Mses. Schlitz and Brandt “Change-in-Control” under the Johnson Controls International plc Severance and Change-in-Control Policy for Officers is defined generally as certain persons becoming the beneficial owner of our securities representing more than 30% of the combined voting power of our then- outstanding securities; a change in the composition of a majority of our board of directors (excluding directors whose election or nomination was approved by at least 50% of the incumbent directors); the consummation of certain reorganizations, mergers, consolidations, sales or other dispositions of at least 80% of our assets; or approval by our shareholders of our complete liquidation or dissolution. For purposes of this table, it is assumed that unvested equity awards were assumed or adjusted in connection with the change-in-control and then vested in full upon the named executive officers’ termination of employment. For more information on the material terms and conditions of the Severance and Change-in-Control Policy for Officers, see “Executive Severance and Change-in-Control Policy” within this Compensation Discussion and Analysis.

(3)
Amounts represent the intrinsic value of unvested equity awards that would have vested upon the indicated triggering event for the named executive officers.

(4)
A voluntary resignation is defined in accordance with the applicable agreements and plans. As of September 30, 2025, none of the named executive officers (NEOs) were eligible for retirement under the terms of the applicable plans.

(5)
On death or disability, share options and RSU awards would accelerate and vest in full and PSUs would continue to fully vest based on actual performance at the end of the performance period.

Mr. Oliver retired from the Company on March 12, 2025. Mr. Oliver did not receive any payments or enhanced benefits in connection with his retirement

2026 Notice and Proxy Statement      75

CEO Pay Ratio
The ratio of our median employee’s total compensation to our CEO’s total compensation (the “CEO Pay Ratio”) is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Due to the flexibility afforded by Item 402(u) in calculating the CEO Pay Ratio, the ratio may not be comparable to CEO pay ratios presented by other companies.
We identified our 2025 Median Employee using a global employee population of 82,697 as of August 1, 2025, representing employees in over 64 countries. This included 47,917 non-U.S. employees.
As part of our methodology, and in compliance with the pay ratio rule under Item 402(u), we employed the de minimis exemption for non-U.S. employees and excluded all employees in 11 countries totaling 4,179 employees (approximately 4.81% of our total workforce of 86,876) Employees in the following countries were excluded:
• Belgium	414	• Brazil	1005
• Chile	1205	• Indonesia	169
• Philippines	169	• Poland	115
• Russian Federation	6	• Sweden	160
• Switzerland	331	• Thailand	153
• Türkiye	452
For employees with insufficient compensation data, we assumed that such employee was paid the same as the lowest level employee within that employee’s jurisdiction. This impacted approximately 58 of our employees. In addition, 3,890 employees from non-consolidated joint ventures, which do not follow the same pay programs and practices, were excluded.
As a result, the population used to identify our 2025 Median Employee included 82,697 of our 86,876 employees as of August 1, 2025. For purposes of identifying our 2025 Median Employee, we considered the base salary and annual cash incentive.
Base salary and annual cash incentive were chosen because (i) they represent the principal forms of compensation delivered to all employees and (ii) this information is readily available in each country. Pay was annualized for employees who worked a partial year between June 1, 2024, and July 31, 2025. Foreign currencies were converted into U.S. dollars as of August 1, 2025, based on the average daily spot rates during August 2025.
To determine the compensation of our 2025 Median Employee for purposes of the CEO Pay Ratio, we calculated the 2025 Median Employee’s total compensation for fiscal 2025 in accordance with the requirements of the Summary Compensation Table. Based on such calculation, our 2025 Median Employee’s total compensation for fiscal 2025 was $66,795, while our CEO’s annualized compensation as of September 30, 2025 was $22,547,580. This amount differs from the amount shown in the Summary Compensation Table as it has been adjusted for annualization of Mr. Weidemanis’ base salary, AIPP and company contributions to retirement plans. Accordingly, our CEO Pay Ratio was 338:1.

76      2026 Notice and Proxy Statement

Pay Versus Performance Disclosure
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid, as defined by the SEC’s regulations (“CAP”), and certain financial performance of the Company. The following table shows the past five fiscal years’ total compensation for our Chief Executive Officer (“PEO”) and our other named executive officers (“NEOs”) as set forth in the Summary Compensation Table (“SCT”) for each year, the CAP to our NEOs, our total shareholder return (“TSR”), the combined TSR of our selected peer group for this purpose, which is the Standard & Poor’s (“S&P”) 500 Industrials Index, our net income, and our EBIT Growth. For further information concerning our variable pay for performance philosophy and how we align executive compensation with our performance, refer to “Executive Compensation-Compensation Discussion and Analysis.”
							Value of Initial Fixed $100 Investment Based On:
Yeara	Summary Compensation Table Total for Mr. Oliver ($)b	Summary Compensation Table Total for Mr. Weidemanis ($)c	Compensation Actually Paid to Mr. Oliver ($)d	Compensation Actually Paid to Mr. Weidemanis ($)e	Average Summary Compensation Table Total for Non-PEO NEOs ($)f	Average Compensation Actually Paid to Non-PEO NEOs ($)g	Company TSR ($)h	S&P 500 Industrials TSR ($)i	Net Income ($ in millions)j	EBIT Growth (%)k
2025	16,220,184	19,963,827	27,636,711	33,407,820	7,000,816	13,125,973	299	208	3,291	15.1
2024	15,408,987		35,125,841		5,627,181	9,530,554	208	178	1,705	8.8
2023	15,882,646		16,020,622		5,528,433	5,131,714	139	131	1,849	16.9
2022	15,687,202		(1,001,706)		4,696,459	357,693	126	108	1,532	11.4
2021	16,170,188		54,159,692		3,857,898	10,886,010	170	129	1,637	11.6

(a)
This table includes fiscal years 2021, 2022, 2023, 2024 and 2025.

(b)
The PEO is Mr. Oliver

(c)
The PEO is Mr. Weidemanis

(d)
CAP to Mr. Oliver reflects the respective amounts set forth in column (b) of the table above, adjusted as set forth in the table below. The assumptions used to calculate the fair values did not differ materially from the assumptions used to calculate the fair values as of the grant dates. Dividends and dividend equivalents credited with respect to stock awards in each fiscal year prior to the vesting date were included in the fair value of the awards at the end of the fiscal year or as of the vesting date, as applicable.

Year
Mr. Oliver	2025
SCT Total Compensation ($)	16,220,184
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	12,843,984
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year that are Outstanding and Unvested at End of Year ($)	3,992,819
Plus: Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years that Remain Unvested at End of Year ($)	16,878,853
Plus: Fair Value as of Vesting Date for Awards Granted that Vested in Same Year ($)	—
Plus: Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	3,388,840
Less: Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	—
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	—
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	—
Compensation Actually Paid ($)	27,636,711

(e)
CAP to Mr. Weidemanis reflects the respective amounts set forth in column (b) of the table above, adjusted as set forth in the table below. The assumptions used to calculate the fair values did not differ materially from the assumptions used to calculate the fair values as of the grant dates. Dividends and dividend equivalents credited with respect to stock awards in each fiscal year prior to the vesting date were included in the fair value of the awards at the end of the fiscal year or as of the vesting date, as applicable.

2026 Notice and Proxy Statement      77

Year
Mr. Weidemanis	2025
SCT Total Compensation ($)	19,963,827
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	16,599,021
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year that are Outstanding and Unvested at End of Year ($)	30,043,014
Plus: Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years that Remain Unvested at End of Year ($)	—
Plus: Fair Value as of Vesting Date for Awards Granted that Vested in Same Year ($)	—
Plus: Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	—
Less: Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	—
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	—
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	—
Compensation Actually Paid ($)	33,407,820

(f)
The following NEO’s are included in the average figures shown:

2021: Messrs. Olivier Leonetti, John Donofrio, Ganesh Ramaswamy, Jeffrey Williams, Brian Stief
2022: Messrs. Olivier Leonetti, Rodney Clark, John Donofrio, Ganesh Ramaswamy, Jeffrey Williams
2023: Messrs. Olivier Leonetti, Rodney Clark and Mses. Lei Schlitz, Julie Brandt
2024: Messrs. Marc Vandiepenbeeck, Olivier Leonetti, Nate Manning, John Donofrio and Ms. Lei Schlitz,
2025: Messrs. Marc Vandiepenbeeck, Chris Scalia, George Oliver and Mses. Schlitz and Brandt
(g)
CAP to our non-PEO NEOs reflects the respective amounts set forth in column (d) of the table above, adjusted as set forth in the table below. The assumptions used to calculate the fair values did not differ materially from the assumptions used to calculate the fair values as of the grant dates. Dividends and dividend equivalents credited with respect to stock awards in each fiscal year prior to the vesting date were included in the fair value of the awards at the end of the fiscal year or as of the vesting date, as applicable.

Year
Non-PEO NEOs	2025 See footnote (f) above
Average SCT Total Compensation ($)	7,000,816
Less: Average Stock and Option Award Values Reported in SCT for the Covered Year ($)	5,244,224
Plus: Average Fair Value for Stock and Option Awards Granted in the Covered Year that are Outstanding and Unvested at End of Year ($)	7,741,605
Plus: Average Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years that Remain Unvested at End of Year ($)	3,413,356
Plus: Average Fair Value as of Vesting Date for Awards Granted that Vested in Same Year ($)	—
Plus: Average Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	214,475
Less: Average Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	—
Less: Average Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	—
Plus: Average Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	—
Average Compensation Actually Paid ($)	13,125,973

(h)
Represents our cumulative total shareholder return (“TSR”) calculated from September 30, 2020 for the measurement periods ending on September 30 of each of 2021, 2022, 2023, 2024 and 2025 respectively.

(i)
Represents the cumulative TSR of the S&P 500 Industrials Index calculated from September 30, 2020 for the measurement periods ending on September 30 of each of 2021, 2022, 2023, 2024 and 2025 respectively.

(j)
Reflects “Net Income” in the Company’s audited financial statements included in the Company’s Annual Reports on Form 10-K for each of the fiscal years ended September 30, 2021, 2022, 2023, 2024 and 2025.

(k)
Company-selected measure is EBIT Growth. The definition and methodology used to calculate EBIT Growth are found in the CD&A on page 56.

78      2026 Notice and Proxy Statement

Relationship Between Pay and Performance
The Pay versus Performance table above and graphs below demonstrate that our PEO and Non-PEO NEOs’ CAP is aligned with our Company’s performance over time. PEO and NEO pay has generally aligned with our cumulative TSR, Net Income, and EBIT Growth, although PEO and NEO pay demonstrated a negative correlation with Net Income and EBIT Growth during Fiscal 2024. However, NEO incumbent changes and year over year performance results compared to CAP encompassing five years of performance may distort results in any given year.
Actually Paid and Cumulative TSR and Relationship between Company TSR and S&P 500 Industrials TSR
The graphs below also illustrates the relationship between our cumulative TSR and the S&P 500 Industrials Index TSR.

Compensation Actually Paid and Net Income
The graphs below illustrate the relationship between CAP and our Net Income

Compensation Actually Paid and EBIT Growth
The graphs below illustrate the relationship between our CAP and our EBIT Growth.

2026 Notice and Proxy Statement      79

Most Important Measures to Determine Fiscal 2025 Compensation Actually Paid
Most Important Performance Measures:
• EBIT Growth • Revenue Growth • Free Cash Flow Conversion • Pre-tax Earnings Growth • Recurring Revenue • Relative TSR
The six performance measures listed above represent the most important metrics we used to link CAP to financial performance for fiscal 2025 as further described in our CD&A.

80      2026 Notice and Proxy Statement

The Annual General Meeting
Questions and Answers
The following questions and answers are intended to address briefly some commonly asked questions regarding the Annual General Meeting. These questions and answers may not address all questions that may be important to you. For more information, please refer to the more detailed information contained elsewhere in this Proxy Statement, including the documents referred to or incorporated by reference herein. For instructions on obtaining the documents incorporated by reference, see “Where You Can Find More Information.”
Why did I receive this Proxy Statement?
We have sent this notice of Annual General Meeting and Proxy Statement, together with the enclosed proxy card or voting instruction card, because our Board of Directors is soliciting your proxy to vote at the Annual General Meeting on March 4, 2026. This Proxy Statement contains information about the items being voted on at the Annual General Meeting and important information about Johnson Controls. Our 2025 Annual Report on Form 10-K, which includes our consolidated financial statements for the fiscal year ended September 30, 2025 (the “Annual Report”), is enclosed with these materials.
Who is entitled to vote?
Each holder of Johnson Controls ordinary shares in our register of shareholders (such owners are often referred to as “shareholders of record,” “record holders” or “registered shareholders”) as of the close of business on January 5, 2026, the record date for the Annual General Meeting, is entitled to attend and vote at the Annual General Meeting. As of January 7, 2026, there were 612,066,206 ordinary shares outstanding and entitled to vote at the Annual General Meeting. Any Johnson Controls shareholder of record as of the record date who does not receive notice of the Annual General Meeting and Proxy Statement, together with the enclosed proxy card or voting instruction card and the Annual Report, may obtain a copy at the Annual General Meeting or by contacting Johnson Controls at +353-21-423-5000.
We have requested that banks, brokerage firms and other nominees who hold ordinary shares on behalf of the owners of the ordinary shares (such owners are often referred to as “beneficial shareholders” or “street name holders”) as of the close of business on January 5, 2026 forward these materials, together with a proxy card or voting instruction card, to such beneficial shareholders. Johnson Controls has agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials.
Finally, Johnson Controls has provided for these materials to be sent to persons who have interests in its ordinary shares through participation in Johnson Controls’ retirement savings plans. These individuals are not eligible to vote directly at the Annual General Meeting. They may, however, instruct the trustees of these plans how to vote the ordinary shares represented by their interests. The enclosed proxy card will also serve as voting instructions for the trustees of the plans.
How many votes do I have?
Every holder of an ordinary share on the record date will be entitled to one vote per share for each matter presented at the Annual General Meeting. Because each Director’s election is the subject of a separate resolution, every holder of an ordinary share on the record date will be entitled to one vote per share for each separate Director election resolution.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Most of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.
•
Shareholder of Record: If your shares are registered directly in your name in our share register operated by our transfer agent, EQ Shareowner Services, you are considered the shareholder of record with respect to those shares and these proxy materials are being sent to you directly by us. As the shareholder of record, you have the right to grant your voting proxy to the persons named in the proxy card (see “How Do I Appoint and Vote via a Proxy?” below), or to grant a written proxy to any other person, which person does not need to be a shareholder, or to attend and vote in person at the Annual General Meeting. We have enclosed a proxy card for you to use, in which you can elect to appoint certain officers of the Company named therein as your proxy.

•
Beneficial Owner: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your bank, broker, or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares

2026 Notice and Proxy Statement      81

and are also invited to attend the Annual General Meeting. However, since you are not the shareholder of record, you may only vote these shares in person at the Annual General Meeting if you follow the instructions described below under “Admission to the Annual General Meeting” and “How do I vote?” Your bank, broker, or other nominee has enclosed a voting instruction card for you to use in directing your bank, broker, or other nominee as to how to vote your shares, which may contain instructions for voting by telephone or electronically.
How do I vote?
A proxy card is being sent to each shareholder of record as of the record date. If you hold your shares in the name of a bank, broker, or other nominee, you should follow the instructions provided by your bank, broker, or nominee when voting your shares. Otherwise, you can vote in the following ways:
•
By Mail: If you are a holder of record, you can vote by marking, dating, and signing the appropriate proxy card and returning it by mail in the enclosed postage-paid envelope. If you beneficially own your ordinary shares, you can vote by following the instructions on your voting instruction card.

•
By Internet or Telephone: You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card, or the voting instruction card, or in the Notice of Internet availability of proxy materials previously sent to you. If you are not a holder of record, you can vote using a touchtone telephone by calling 1-800-690-6903.

•
At the Annual General Meeting: If you are planning to attend the Annual General Meeting and wish to vote your ordinary shares in person, we will give you a ballot at the meeting. Shareholders who own their shares in “street name” are not able to vote at the Annual General Meeting unless they have a proxy, executed in their favor, from the holder of record of their shares.

Even if you plan to be present at the Annual General Meeting, we encourage you to complete and mail the enclosed card to vote your ordinary shares by proxy. Telephone and Internet voting facilities for shareholders will be available 24 hours a day and will close at 11:59 p.m. Eastern Standard Time on March 3, 2026.
How do I appoint and vote via a proxy?
If you correctly fill in your proxy card appointing an officer of the Company as your proxy and send it to us in time to vote, your proxy, meaning one of the individuals named on your proxy card, will vote your shares as you have directed. You may also grant a written proxy to any other person by completing the proxy card and identifying the person, who does not need to be a shareholder, or attend and vote in person at the Annual General Meeting. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors “FOR” each Director and “FOR” each of the other agenda items listed below.
If a new agenda item or a new motion or proposal for an existing agenda item is presented at the Annual General Meeting, the Company officer acting as your proxy will vote in accordance with the recommendation of our Board of Directors. At the time we began printing this Proxy Statement, we knew of no matters that needed to be acted on at the Annual General Meeting other than those discussed in this Proxy Statement.
Whether or not you plan to attend the Annual General Meeting, we urge you to submit your proxy. Returning the proxy card or submitting your vote electronically will not affect your right to attend the Annual General Meeting. You must return your proxy cards by the times and dates set forth below under “Returning Your Proxy Card” for your vote to be counted.
What if I return my proxy or voting instruction card but do not indicate how I am voting?
Your shares will be voted according to the specific instructions you have indicated on your proxy or voting instruction card. If you sign and return your proxy or voting instruction card but do not indicate specific instructions for voting, you instruct the proxy to vote your shares, “FOR” each Director and “FOR” all other proposals. For any other matter which may properly come before the Annual General Meeting, and any adjournment or postponement thereof, you instruct, by submitting proxies with blank voting instructions, the proxy to vote in accordance with the recommendation of the Board of Directors.
May I change or revoke my vote after I return my proxy or voting instruction card?
You may change your vote before it is exercised by:
•
Submitting subsequent voting instructions through the telephone or Internet; if you previously voted by telephone or the Internet;

•
Submitting another proxy card (or voting instruction card if you beneficially own your ordinary shares) with a later date; or

82      2026 Notice and Proxy Statement

•
Voting in person at the Annual General Meeting if you are a holder of record or a beneficial owner with a proxy from the holder of record.

Your presence at the meeting without voting will not automatically revoke your proxy, and any revocation made during the meeting will not affect votes previously cast. If you hold your shares in the name of a bank, broker, or other nominee, you should follow the instructions provided by your bank, broker, or nominee in revoking your previously granted proxy.
Delivery of Documents to Shareholders Sharing an Address
Securities and Exchange Commission rules allow us to deliver a single copy of an annual report and proxy statement to any household not participating in electronic proxy material delivery at which two or more shareholders reside, if we believe the shareholders are members of the same family (a practice called “householding”). We believe that householding benefits both you and the Company by eliminating duplicate mailings to shareholders living at the same address and by reducing our printing and mailing costs. Each shareholder will continue to receive a separate proxy card or voting instruction card.
We undertake to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as applicable, to a shareholder at a shared address to which a single copy of the document was delivered. Your household may have received a single set of proxy materials this year. If you prefer to receive your own copy now or in future years, please request a duplicate set by calling 1-866-540-7095, by going to www.proxyvote.com, by e-mailing sendmaterial@proxyvote.com, or by writing to Johnson Controls, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, if your household received multiple sets of proxy materials this year, and members of your household who are entitled to receive proxy materials would all prefer to receive only a single set of proxy materials, you may submit such a request as specified in the preceding sentence.
If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing shareholders to consent to such elimination, or through implied consent if a shareholder does not request continuation of duplicate mailings. Since not all brokers and nominees may offer shareholders the opportunity this year to eliminate duplicate mailings, you may need to contact your broker or other nominee directly to discontinue duplicate mailings to your household.
What vote is required to approve each proposal at the Annual General Meeting?
Johnson Controls intends to present proposals numbered one through eight for shareholder consideration and voting at the Annual General Meeting. The vote required to approve each proposal is described below:
1.
By separate resolutions, to elect the following individuals as Directors for a period of one year, expiring at the end of the Company’s Annual General Meeting of Shareholders in 2027:

(a) Timothy M. Archer	(b) Jean Blackwell	(c) Pierre Cohade
(d) W. Roy Dunbar	(e) Gretchen R. Haggerty	(f) Ayesha Khanna
(g) Seetarama (Swamy) Kotagiri	(h) Jürgen Tinggren	(i) Mark Vergnano
(j) Joakim Weidemanis	(k) John D. Young
The election of each Director nominee requires the affirmative vote of a majority of the votes properly cast (in person or by proxy) at the Annual General Meeting. Any nominee for Director who does not receive a majority of the votes cast is not elected to the Board.
2.
To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company and to authorize the Audit Committee of the Board of Directors to set the auditors’ remuneration, which in each case, requires the affirmative vote of a majority of the votes properly cast (in person or by proxy) at the Annual General Meeting.

3.
To authorize the Company and/or any subsidiary of the Company to make market purchases of Company shares, which requires the affirmative vote of a majority of the votes properly cast (in person or by proxy) at the Annual General Meeting.

4.
To determine the price range at which the Company can re-allot shares that it holds as treasury shares (Special Resolution), which requires the affirmative vote of at least 75% of the votes properly cast (in person or by proxy) at the Annual General Meeting.

5.
To approve, in a non-binding advisory vote, the compensation of the named executive officers, which will be considered approved with the affirmative vote of a majority of the votes properly cast (in person or by proxy) at the Annual General Meeting. The advisory vote on executive compensation is non-binding, meaning that our Board of Directors will not be obligated to take any compensation actions or to adjust our executive compensation programs or policies as a result of the vote.

2026 Notice and Proxy Statement      83

6.
To approve the authorization for the Board of Directors to issue shares up to 20% of its issued share capital, which requires the affirmative vote of a majority of the votes properly cast (in person or by proxy) at the Annual General Meeting.

7.
To approve the authorization for the Board of Directors to issue shares for cash up to a maximum of approximately 20% of issued share capital without applying statutory preemption rights (Special Resolution), which requires the affirmative vote of at least 75% of the votes properly cast (in person or by proxy) at the Annual General Meeting.

What is the quorum requirement for the Annual General Meeting?
To conduct any business at the Annual General Meeting, holders of a majority of Johnson Controls’ ordinary shares which are outstanding and entitled to vote on the record date must be present in person, or represented by valid proxies. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against or abstained, or broker non-votes, if you:
•
are present and vote in person at the meeting;

•
have voted by telephone or the Internet; OR

•
you have submitted a proxy card or voting instruction form by mail.

What is the effect of broker non-votes and abstentions?
Abstentions and broker non-votes are considered present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be considered votes properly cast at the Annual General Meeting. Because the approval of all proposals is based on votes properly cast at the Annual General Meeting, abstentions and broker non-votes will not affect the outcome of voting on these proposals.
A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Although brokers have discretionary power to vote your shares with respect to “routine” matters, they do not have discretionary power to vote your shares on “non-routine” matters pursuant to the rules of The New York Stock Exchange (the “NYSE”). We believe the following proposals will be considered non-routine under NYSE rules and, therefore, your broker will not be able to vote your shares with respect to these proposals unless the broker receives appropriate instructions from you: Proposal No. 1 (Election of Directors) and Proposal No. 5 (Advisory Vote on Executive Compensation). Your broker will not be able to vote your shares with respect to these proposals unless the broker receives appropriate instructions from you.
How will voting on any other business be conducted?
Other than matters incidental to the conduct of the Annual General Meeting and those set forth in this Proxy Statement, we do not know of any business or proposals to be considered at the Annual General Meeting. If any other business is proposed and properly presented at the Annual General Meeting, the proxy holders must vote in accordance with the instructions given by the shareholder. You may specifically instruct the proxy holder how to vote in such a situation. In the absence of specific instructions, by signing the proxy, you instruct the proxy holder to vote in accordance with the recommendations of the Board of Directors.
Important notice regarding the availability of proxy materials for the Annual General Meeting:
Our Proxy Statement for the Annual General Meeting and the form of proxy card are available at www.proxyvote.com.
As permitted by SEC rules, we are making this Proxy Statement available to our shareholders electronically via the Internet. On January 16, 2026, we first mailed to our shareholders a Notice containing instructions on how to access this Proxy Statement and vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the Proxy Statement. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Notice.
Returning Your Proxy Card
Shareholders who are voting by mail should complete and return the proxy card as soon as possible. In order to assure that your proxy is received in time to be voted at the meeting, the proxy card must be completed in accordance with the instructions and received at one of the addresses set forth below by the dates and times specified:
Ireland: By 5:00 p.m., local time, on March 3, 2026, by hand or mail at:
Johnson Controls International plc
One Albert Quay
Cork, Ireland
T12 X8N6

84      2026 Notice and Proxy Statement

Questions And Answers › Returning Your Proxy Card
United States: By 5:00 p.m., Eastern Standard Time, on March 3, 2026, by mail at:
Broadridge Financial Solutions
c/o Vote Processing
51 Mercedes Way
Edgewood, NY 11717
If your shares are held beneficially in “street name,” you should return your proxy card or voting instruction card in accordance with the instructions on that card or as provided by the bank, brokerage firm or other nominee who holds Johnson Controls shares on your behalf.
Admission to the Annual General Meeting
For admission to the Annual General Meeting, shareholders of record should bring the admission ticket attached to the enclosed proxy card to the Registered Shareholders check-in area, where their ownership will be verified. Those who have beneficial ownership of shares held by a bank, brokerage firm or other nominee should come to the Beneficial Owners check-in area. Beneficial owners who wish to vote in person at the Annual General Meeting are requested to obtain a “legal proxy” executed in their favor, from their broker, bank, nominee or other custodian that authorizes you to vote the shares held by them on your behalf. In addition, you must bring to the Annual General Meeting an account statement or letter from the broker, bank or other nominee indicating that you are the owner of the shares. Registration will begin at 2:00 pm, local time, and the Annual General Meeting will begin at 3:00 pm, local time.
Johnson Controls Annual Report
The Johnson Controls International plc 2025 Annual Report on Form 10-K containing our audited consolidated financial statements with accompanying notes and schedules is accompanied with this Proxy Statement and available on the Company’s website in the Investor Relations Section at www.johnsoncontrols.com. Copies of these documents may be obtained without charge by contacting Johnson Controls by phone at +353-21-423-5000. Copies may also be obtained without charge by contacting Investor Relations in writing or may be physically inspected at the offices of Johnson Controls International plc, One Albert Quay, Cork, Ireland.

2026 Notice and Proxy Statement      85

Ordinary Share Price and Dividend Information
The shares of the Company’s ordinary shares are traded on the New York Stock Exchange under the symbol “JCI.”

Title of Class	Number of Record Holders as of December 31, 2025
Ordinary Shares, $0.01 par value	25,206
	FY 2025	FY 2024	FY 2025	FY 2023
First Quarter	$ 73.81 – 87.16	$48.10 – 57.70	$0.37	$0.37
Second Quarter	75.32 – 91.14	52.40 – 65.32	0.37	0.37
Third Quarter	68.03 – 105.89	60.47 – 73.90	0.37	0.37
Fourth Quarter	102.09 – 112.63	65.52 – 77.61	0.40	0.37
Year	$ 68.03 – 112.63	$48.10 – 77.61	$1.51	$1.48
Presentation of Irish Statutory Accounts
The Company’s Irish Statutory Accounts for the fiscal year ended September 30, 2025, including the reports of the Directors and auditors thereon, will be presented at the Annual General Meeting. The Company’s Irish Statutory Accounts are approved by the Board of Directors of the Company. There is no requirement under Irish law that such statements be approved by shareholders, and no such approval will be sought at the Annual General Meeting. The Company’s Irish Statutory Accounts will be available at least 21 days before the date of the Annual General Meeting, along with the Proxy Statement, the Company’s Annual Report on Form 10-K and other proxy materials at www.proxyvote.com, and in the Investor Relations section of the Company’s website at www.johnsoncontrols.com.
Costs of Solicitation
We will pay the cost of solicitation of proxies. We have engaged Mackenzie Partners as the proxy solicitor for the Annual General Meeting for an approximate fee of $15,000, plus expenses. In addition to the use of the mail, certain of our Directors, officers or employees may solicit proxies by telephone or personal contact. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares.
We are furnishing this Proxy Statement to our shareholders in connection with the solicitation of proxies by our Board of Directors for use at an Annual General Meeting of our shareholders. We are first mailing this Proxy Statement and the accompanying form of proxy to shareholders beginning on or about January 16, 2026.
Transfer Agent
Our transfer agent is EQ Shareowner Services. All communications concerning shareholders of record accounts, including address changes, name changes, common stock transfer requirements, and similar issues can be handled by contacting EQ Shareowner Services at 1-877-602-7397 (U.S.), 651-450-4064 (outside the U.S.), www.shareowneronline.com, or in writing, P.O. Box 64854, St. Paul, MN 55164-0854.
Shareholder Proposals for the 2027 Annual General Meeting
In accordance with the rules established by the SEC, as well as under the provisions of our Memorandum and Articles of Association, any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) intended for inclusion in the proxy statement for next year’s Annual General Meeting must be received by Johnson Controls no later than September 18, 2026. Such proposals should be sent to our Corporate Secretary at our registered address, which is: One Albert Quay, Cork, Ireland T12 X8N6. To be included in the Proxy Statement, the proposal must comply with the requirements as to form and substance established by the SEC and our Articles of Association, and must be a proper subject for shareholder action under applicable law. Any shareholder proposal that is not submitted for inclusion in the Proxy Statement but is instead sought to be presented directly at the 2027 Annual General Meeting must be received by the Secretary at the address listed above prior to December 7, 2026. Securities and Exchange Commission rules permit management to vote proxies in its discretion in certain cases if the shareholder does not comply with this deadline and in certain other cases, notwithstanding the shareholder’s compliance with this deadline.

86      2026 Notice and Proxy Statement

New proposals or motions with regard to existing agenda items are not subject to such restrictions and can be made at the meeting by each shareholder attending or represented. Note that if specific voting instructions are not provided to the proxy, shareholders who submit a proxy card instruct the proxy to vote their shares in accordance with the recommendations of the Board of Directors with regard to the items appearing on the agenda.
Where You Can Find More Information
We file annual, quarterly, and special reports, as well as proxy statements and other information, with the SEC. Our SEC filings are also available to the public at the SEC’s website (www.sec.gov).
The SEC’s website contains reports, proxy statements, and other information regarding issuers, such as us, that file electronically with the SEC. You may find our reports, proxy statements and other information at the SEC website. In addition, you can obtain reports and proxy statements and other information about us at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.
We maintain a website on the Internet at www.johnsoncontrols.com. We make available free of charge, on or through our website, our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, current reports on Form 8-K and any amendments to those reports, as soon as reasonably practicable after such material is filed with the SEC. This reference to our Internet address is for informational purposes only. It shall not, under any circumstances, be deemed to incorporate the information available at such Internet address into this proxy.

2026 Notice and Proxy Statement      87

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth the number of registered shares beneficially owned as of January 5, 2026, by each current Director, each Named Executive Officer and the Directors and Executive Officers of Johnson Controls as a group.

Beneficial Owner	Title	Number of shares beneficially owned1,2	Percent of Class
Timothy Archer	Director	3,865	*
Jean Blackwell	Director	9,987	*
Julie Brandt	Named Executive Officer	49,658	*
Pierre Cohade	Director	13,904	*
Patrick Decker	Director	3,140	*
W. Roy Dunbar	Director	17,181	*
Gretchen R. Haggerty	Director	22,690	*
Ayesha Khanna	Director	5,413	*
Seetarama (Swamy) Kotagiri	Director	3,852	*
George Oliver	Retired Chairman and Chief Executive Officer	1,131,870	*
Chris Scalia	Named Executive Officer	35	*
Lei Schlitz	Named Executive Officer	88,200	*
Jürgen Tinggren	Director	31,065	*
Marc Vandiepenbeeck	Named Executive Officer	45,115	*
Mark Vergnano	Director	29,937	*
Joakim Weidemanis	Chief Executive Officer	—	*
John D. Young	Director	16,985	*
All current directors and executive officers as a group (22 persons)		1,802,094	*

(*)
Less than 1%

(1)
The number shown reflects the number of ordinary shares owned beneficially as of January 7, 2026, based on information furnished by the persons named, public filings and Johnson Controls’ records. A person is deemed to be a beneficial owner of ordinary shares if he or she, either alone or with others, has the power to vote or to dispose of those ordinary shares. Except as otherwise indicated below and subject to applicable community property laws, each owner has sole voting and sole investment authority with respect to the shares listed. To the extent indicated in the notes below, ordinary shares beneficially owned by a person include ordinary shares of which the person has the right to acquire beneficial ownership within 60 days after January 5, 2026. There were 612,066,206 Johnson Controls ordinary shares outstanding on such date.

(2)
Includes the maximum number of shares for which these individuals can acquire beneficial ownership upon the exercise of share options that are currently vested or will vest within 60 days of January 7, 2026 as follows: (i) Ms. Brandt, 16,376, Mr. Oliver, 472,957, Ms. Schlitz, 62,711, Mr. Vandiepenbeeck, 25,017 and all executive officers as a group 841,344 and (ii) the vesting of RSUs that will vest within 60 days of January 7, 2026 as follows: Mr. Vandiepenbeeck, 6,640 RSUs and all Directors and Executive Officers as a group: 32,094 RSUs.

88      2026 Notice and Proxy Statement

The following table sets forth the information indicated for persons or groups known to the Company to be beneficial owners of more than 5% of the outstanding ordinary shares.

Name and Address of Beneficial Owner	Number of Ordinary Shares Beneficially Owned	Percentage of Ordinary Shares Outstanding
The Vanguard Group, Inc., P.O. Box 2600, V26, Valley Forge, PA 19482	69,026,7151	11.2%
Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104	60,998,2662	10.0%
BlackRock, Inc., 50 Hudson Yards, New York, NY 10001	43,759,3093	7.1%

(1)
Based solely on the information reported by The Vanguard Group, Inc., in a Notification of Interest under Irish law provided to the Company on April 25, 2025 and reporting ownership as of April 25, 2025, The Vanguard Group, Inc., together with its affiliates, held an interest in 69,026,715 ordinary shares.

(2)
Based solely on the information reported by Dodge & Cox, in a Notification of Holdings under Irish law provided to the Company on November 28, 2025 and reporting ownership as of November 21, 2025. Dodge & Cox, together with its affiliates, held an interest in 60,998,266 ordinary shares.

(3)
Based solely on the information reported by Blackrock, Inc. in a Notification of Holdings under Irish law provided to the Company on November 17, 2025 and reporting ownership as of November 14, 2025. Blackrock, Inc., together with its affiliates, held an interest in 43,759,309 ordinary shares.

Delinquent Section 16(a) reports
Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. Based solely on our review of the copies of Forms 3 and 4 (and any amendments) filed with the SEC and the written representations of our directors and executive officers, we believe that during fiscal year 2025 our directors and executive officers complied with all Section 16(a) filing requirements, except for the inadvertent omission of (1) historical holdings of phantom share units held by Mr. Marc Vandiepenbeeck pursuant to the Company’s deferred compensation plan prior to becoming an officer of the Company and (2) historical holdings of share units by Mr. Todd Grabowski under the Company’s 401(k) plan prior to becoming an officer of the Company, and (3) historical holdings of 35 shares by Mr. Chris Scalia in a personal brokerage account prior to becoming an officer of the Company, which, in each case, were subsequently corrected in amended Form 3 filings.

2026 Notice and Proxy Statement      89

Annex A
Non-GAAP Reconciliations
This Proxy Statement contains financial information regarding adjusted earnings per share, which is a non-GAAP performance measure. The adjusting items shown in the table below are excluded because these items are not considered to be directly related to the underlying operating performance of the Company. Financial information regarding organic sales growth is also presented, which is a non-GAAP performance measure. Management believes that, when considered together with unadjusted amounts, these non-GAAP measures are useful to investors in understanding period-over-period operating results and business trends of the Company. Management may also use these metrics as guides in forecasting, budgeting and long-term planning processes and for compensation purposes. These metrics should be considered in addition to, and not as replacements for, the most comparable GAAP measure.
Organic Growth Reconciliation
The components of the changes in net sales for the twelve months ended September 30, 2025 versus the twelve months ended September 30, 2024, including organic growth, are shown below (unaudited):
	Twelve Months Ended September 30,
	Americas	EMEA	APAC	Total
Net sales – 2024	15,606	4,620	2,726	22,952
Base year adjustments
Divestitures and other	(799)	(12)	—	(811)
Foreign currency	(34)	40	(6)	—
Adjusted base net sales	14,773	4,648	2,720	22,141
Acquisitions	—	25	—	25
Organic growth	1,058	295	77	1,430
Net sales – 2025	15,831	4,968	2,797	23,596
Growth %:
Net sales	1%	8%	3%	3%
Organic growth	7%	6%	3%	6%

2026 Notice and Proxy Statement      A-1

Diluted Earnings Per Share Reconciliation
A reconciliation of diluted earnings per share as reported to adjusted diluted earnings per share for the twelve months ended September 30, 2025 and 2024 is shown below (unaudited):
	Twelve Months Ended September 30
	Diluted earnings per share
(in millions, except per share)	2025	2024
As reported (GAAP)	$2.63	$2.08
Adjusting items:
Net mark-to-market adjustments	0.01	(0.07)
Loss on divestiture	—	0.06
Earn-out adjustments	—	(0.10)
Restructuring and impairment costs, net of NCI	0.83	0.75
EMEA joint venture loss	—	0.03
Water systems AFFF settlement	—	1.11
Water systems AFFF insurance recoveries	(0.06)	(0.54)
Product quality costs	—	0.05
Transaction/separation costs	0.06	0.05
ERP asset – accelerated depreciation	0.16	—
Transformation costs	0.28	—
Cyber incident costs	—	0.04
Discrete tax items	(0.06)	(0.08)
Related tax impact	(0.07)	(0.17)
Adjusted (non-GAAP)*	$3.76	$3.21

(*)
May not sum due to rounding

A-2      2026 Notice and Proxy Statement

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V82496-Z91801-P42644 ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1a. Timothy M. Archer 1b. Jean Blackwell 1c. Pierre Cohade 1d. W. Roy Dunbar 1e. Gretchen R. Haggerty 1f. Ayesha Khanna 1g. Seetarama (Swamy) Kotagiri 1h. Jurgen Tinggren 1i. Mark Vergnano 1j. Joakim Weidemanis 1k. John D. Young Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 2.a To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company. 2.b To authorize the Audit Committee of the Board of Directors to set the auditors’ remuneration. 4. To determine the price range at which the Company can re-allot Shares that it holds as treasury shares (Special Resolution). 3. To authorize the Company and/or any subsidiary of the Company to make market purchases of Company shares. 5. To approve, in a non-binding advisory vote, the compensation of the named executive officers. Please indicate if you plan to attend this meeting. Special Business 1. By separate resolutions, to elect the following individuals as Directors for a period of one year, expiring at the end of the Company’s Annual General Meeting of Shareholders in 2027: Ordinary Business The Board of Directors recommends that you vote FOR each director nominee included in Proposal No. 1, FOR proposals No. 2a, 2b, 3, 4, 5, 6 and 7: Nominees: JOHNSON CONTROLS INTERNATIONAL PLC Yes No 6. To approve the Directors' authority to allot shares up to approximately 20% of issued share capital. 7. To approve the waiver of statutory preemption rights with respect to up to 20% of the issued share capital (Special Resolution). For Against Abstain For Against Abstain SCAN TO VIEW MATERIALS & VOTE w JOHNSON CONTROLS INTERNATIONAL PLC ONE ALBERT QUAY CORK, IRELAND VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on March 3, 2026 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on March 3, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V82497-Z91801-P42644 Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Combined Notice and Proxy Statement, Annual Report, Irish Statutory Accounts and Non-Financial Disclosure Report are or will be available at www.proxyvote.com. ADMISSION TICKET 2026 Annual General Meeting of Shareholders of Johnson Controls International plc March 4, 2026 3:00 PM, Local Time The Merrion Hotel 24 Upper Merrion Street Dublin 2, Ireland JOHNSON CONTROLS INTERNATIONAL PLC THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoint(s) Joakim Weidemanis and John Donofrio, or either of them, as proxies, each with full power of substitution, and hereby authorize(s) them to represent and to vote all of the Ordinary Shares of Johnson Controls International plc that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 3:00 p.m., local time on Wednesday, March 4, 2026 at The Merrion Hotel, 24 Upper Merrion Street, Dublin 2, Ireland, and any adjournment or postponement thereof, as indicated on the reverse side of this proxy card with respect to the proposals set forth in the proxy statement and, in their discretion, upon any matter that may properly come before the meeting or any adjournment of the meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. IF YOU ARE NOT VOTING ON THE INTERNET OR BY TELEPHONE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. PLEASE MARK YOUR VOTES IN THE CORRESPONDING BOXES ON THE REVERSE SIDE 1. By separate resolutions, to elect the individuals as Directors for a period of one year, expiring at the end of the Company’s Annual General Meeting of Shareholders in 2027. 2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company and to authorize the Audit Committee of the Board of Directors to set the auditors’ remuneration. 3. To authorize the Company and/or any subsidiary of the Company to make market purchases of Company shares. 4. To determine the price range at which the Company can re-allot shares that it holds as treasury shares (Special Resolution). 5. To approve, in a non-binding advisory vote, the compensation of the named executive officers. 6. To approve the Directors' authority to allot shares up to approximately 20% of issued share capital. 7. To approve the waiver of statutory preemption rights (Special Resolution).